--------------------------------------------------------------------------------
                              SHAREHOLDER LETTER
--------------------------------------------------------------------------------



Dear Shareholders:

I am pleased to present you with the performance and market activity information on the portfolios of the Endeavor Series Trust for the year ended December 31, 1998. On the surface it appeared to be another great year. The S&P 500 Index returns of more than 28% marked the fourth year in a row with returns greater than 20%; in addition, Internet stocks seemed unstoppable during the fourth quarter.

However, the themes of volatility and uncertainty continued to rear their ugly heads, resulting in the primary challenge for the year - staying committed to the marketplace. I would like to take this opportunity to restate our commitment towards well-balanced, diversified investment portfolios managed by committed and experienced professionals. It remains our core belief that no one individual or firm can invest in all markets at all times in all styles, and continually out-perform the specialists. For this reason we continue to utilize different investment styles and various advisers devoted to providing dedicated and experienced professionals who are specialists in their given discipline. In 1998, we saw continued expansion in line with this core philosophy with the addition of the Endeavor Select 50 and the Endeavor High Yield Portfolios to the Endeavor Series Trust. On the following pages the specialists that make up our team share with you their reflections on 1998, and thoughts for 1999, along with their individual Portfolio returns.

Thank you for allowing us the opportunity to invest with you and for your continued support of the Endeavor Series Trust. We are looking forward to 1999 and the opportunities that lie ahead for all of us.


Sincerely,


/s/ Vincent J. (VJ) McGuinness, Jr.


Vincent J. (VJ) McGuinness, Jr.
President
Endeavor Series Trust


February 24, 1999

--------------------------------------------------------------------------------
                       DREYFUS SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The market soared in the final quarter of 1998 with a return of 21.3% for the S&P 500 Index, lifting its result for all of 1998 to 28.6%. The year also marked the eighth in a row of positive returns for the S&P 500, and the first time ever that four successive years have seen equities gain more than 20%. For the 1995-98 period the annualized return works out to an astounding 30.6% (just below the record of 31.6% for 1933-36). For the year, the Russell small stock index (the "Russell 2000 Index") was down 2.6%. The continued divergence in performance between large and small stocks and between growth and value stocks was particularly extreme in 1998. We believe this dramatic spread in valuation levels, the largest in over 25 years, has created a compelling opportunity for long-term investors.

In this environment, Dreyfus Small Cap Value Portfolio seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million or less. Our strategy is to find stocks that are cheap in spite of the overall market's strong gains. We compare company specific valuations to their historical ranges and their peer groups. While cheap stocks tend to offer less downside than the market as a whole, our primary focus is on those stocks where business is getting better and there is potential for positive earnings surprises. We analyze out-of-favor companies and industries in order to identify positive turns in business trends before the improvements become widely known by Wall Street. As holdings appreciate to fair value, we sell them even if business conditions remain favorable. Our dedication to the "value" style of investing is of paramount importance. Additionally, our analysis is done on a stock-by-stock basis. Our sector weightings result from detailed bottom-up analysis of individual securities. To help control risk, we limit investments in individual securities to 3% of the Portfolio. Sector weightings may not exceed 30% or three times the weight in the Russell 2000 Index. Our Portfolio is highly diversified with between 100 and 200 holdings typically. This focus on diversification is necessary because smaller capitalization stocks tend to have greater than average business risk, and in some cases, financial risk.

Despite overall market valuation being expensive, there are many cheap stocks, which is where we focus all of our efforts. The Portfolio is highly diversified with 141 holdings at year-end. The median market capitalization is $509 million. The Portfolio exhibits attractive valuation characteristics as evidenced by its price/book ratio of 1.7 times, which compares favorably to the 2.2 times level for the Russell 2000 Index. The Portfolio's price/earnings ratio of 12.6 times 1999 estimates also demonstrates attractive value when contrasted to 17.1 times 1999 earnings per share estimates for the Russell 2000 Index.

Technology, which was our largest sector weighting, was also our best performing sector in 1998. Stock prices were up dramatically in the fourth quarter as business started to improve, excess inventories were reduced and pricing firmed. Our major commitments are in personal computer component manufacturers, semi-conductor capital equipment producers and software companies. The Learning Company, Quantum and Maxtor were all strong contributors to 1998 performance. We continue to have a substantial overweight in Technology shares, as valuations remain attractive.

We have a strong commitment to the Health Care sector as business momentum is very positive and product innovation and cost containment continue to drive performance. Major contributors to 1998's performance in the Health Care sector were Beckman Coulter, CONMED and Wellpoint. Many medical product companies, rich in technology and with good earnings growth prospects, continue to be undervalued.

The Energy sector was our biggest disappointment last year. We were overweighted because many of the domestic exploration and production companies were selling at all-time low valuations. This sector has performed poorly because oil prices have been under pressure due to weak global demand. We have recently reduced our exposure due to poor momentum but we remain overweighted due to extremely attractive valuations.

Our underweighting in the Financial Services and Utility sectors continues. Financial Services companies are currently selling at high valuation levels given their slowing growth prospects. Although Utilities outperformed in 1998, as investors sought a safe haven from the volatile and uncertain global markets, they were unattractive to us before their recent gains and are even less attractive today.

Looking ahead, the eventual recognition of the compelling values in smaller stocks should produce outstanding returns for investors. By maintaining our focus on undervalued securities with improving business momentum, we believe our clients will be well positioned to benefit from this trend going forward.

Peter I. Higgins, Portfolio Manager
The Dreyfus Corporation

--------------------------------------------------------------------------------
                       DREYFUS SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998

                Hypothetical Illustration of $10,000 Invested in

                       Dreyfus Small Cap Value Portfolio

                                      vs.

                 Russell 2000 Index and Lipper VA Small Cap Index+

                     May 4, 1993 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

               Dreyfus Small          Russell 2000        Lipper VA Small
Date       Cap Value Portfolio*         Index*             Cap Index*
----       --------------------         ------             ----------
5/4/93          10,000                  10,000               10,000
12/31/98        19,436                  20,536               19,323

+ The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, AMEX and NASDAQ.

The Lipper VA Small Cap Index is an equally weighted performance index of small cap funds underlying 30 variable annuities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.


NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA Small Cap Index has been added which more narrowly reflects the Portfolio's peer group.

--------------------------------------------------------------------------------
Average Annual Total Return*
  Dreyfus Small Cap Value Portfolio         Actual         Without Waivers
  ---------------------------------         ------         ---------------
  Year ended 12/31/98                       (2.18)%             (2.25)%
  Five Years ended 12/31/98                 11.56%              11.47%
  Inception (05/04/93) through 12/31/98     12.33%              12.26%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
                 DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

The U.S. economy continued to show resiliency in the fourth quarter of 1998. Corporate profits, for the most part, were better than already lowered expectations, although there were pockets of weakness in the manufacturing and commodity based sectors. The overall outlook is that the U.S. economy, with the help of three monetary eases by the Federal Reserve, has averted being pulled down into the "Asian contagion".

While commodity indices have continued to decline to levels not seen in decades, the Consumer sector has benefited and remains quite strong. Consumer confidence levels remain quite high, and this is reflected in continued strong retail spending. This trend is quite amazing when you view some of the things happening to bring confidence down: impeachment and the foreign economic crisis. In essence the economy remains stronger than most had anticipated.

To start the fourth quarter, U.S. Treasury issues benefited from this flight to quality trade. Investors sold spread product and swapped to the more liquid, higher quality Treasury market. By mid-October, spreads had widened to a point that issuers found it too costly to raise debt, dealers found it too dangerous to position inventory, hence the needed easings by the Federal Reserve. The easings returned liquidity to spread product.

The volatility present through the October/November liquidity crisis (the after effect of the Asian crisis) had a dramatic impact on corporate spreads. In particular the Finance sector in the investment grade sector widened in spread more than industrials. Also, lower quality credits were hurt more than same sector higher quality.

We had positioned the Portfolio with exposure to the Finance and Banking sector as that sector represented better relative value. We also viewed the falling of commodity prices to be an ominous sign for the Industrial sector. We accordingly underweighted the Industrial sector. While we believe our fundamental rationale was correct, the allocation clearly hurt performance of the Portfolio versus the Lehman Aggregate Bond Index.

By the end of the fourth quarter, credit spreads began to stabilize and tighten. We decreased our allocation in Treasury securities by the end of 1998 and increased our allocation to Corporate, FNMAs and GNMAs. We have become more optimistic on the U.S. economy's prospects in 1999. There will most likely be pockets of volatility, in particular emanating out of Japan, as the Japanese struggle to raise debt, thereby raising yields there, and around the world. This in turn will put pressure on currencies, in particular the Euro, followed by the dollar. We will watch this closely as a determining factor for interest rate direction here in the U.S..

Gerald Thunelius, Portfolio Manager
The Dreyfus Corporation

--------------------------------------------------------------------------------
                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998

                Hypothetical Illustration of $10,000 Invested in

                  Dreyfus U.S. Government Securities Portfolio

                                      vs.

    Lehman Aggregate Bond Index and Lipper VA General U.S. Government Index+

                     May 13, 1994 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

               Dreyfus U.S.                                Lipper VA General
           Government Security     Lehman Aggregate         U.S. Government
Date           Portfolio*            Bond Index*                 Index*
----           ----------            -----------                 ------
5/13/94          10,000                10,000                    10,000
12/31/98         13,745                14,742                    13,513

+ The Lehman Aggregate Bond Index is an index composed of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Lipper VA General U.S. Government Index is an equally weighted performance index of U.S. Government funds underlying 30 variable annuities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA General U.S. Government Index has been added which more narrowly reflects the Portfolio's peer group.

--------------------------------------------------------------------------------
Average Annual Total Return*
  Dreyfus U.S. Government Securities Portfolio      Actual     Without Waivers
  --------------------------------------------      ------     ---------------
  Year ended 12/31/98                                7.38%          7.37%
  Inception (05/13/94) through 12/31/98              7.10%          7.02%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
                       ENDEAVOR ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

Endeavor Enhanced Index Portfolio returned 31.4% (net of fees) for the year ended December 31, 1998. The S&P 500 Index returned 28.6% during this time period, while the Lipper VA Growth and Income Index returned 28.3%.

The U.S. stock market ended a very volatile year in a rally driven by size and growth. The largest 50 stocks outperformed the rest of the market, gaining 40% versus the 17% for the other 450 stocks in the S&P 500 Index. U.S. stock markets staged an impressive rise during the fourth quarter, driving results for the full year and extending the Index's streak of 20% plus returns to an unprecedented four years. Liquidity flooded financial markets as the Federal Reserve cut interest rates three times in the space of 6 weeks in September, October and November. As such, early fourth quarter stock market advances were fairly broad based. However, gains that elevated the S&P 500 to a record level became increasingly more narrow as analysts lowered earning expectations and interest rates stagnated.

While the market environment was difficult for most active managers, stock selection and risk control in the Portfolio were the key contributors to its success for the quarter as well as for the year. In particular, the Portfolio's holding in drug stock Warner Lambert benefited performance as sales of its cholesterol-reducing drug Lipitor surpassed the $1 billion market. Favorable stock selection in the consumer cyclical and telephone sectors also enhanced performance. Specifically, the Portfolio's holding in Chrysler positively impacted performance as that company agreed to merge with Daimler-Benz. The Portfolio's overweight position in WorldCom enhanced returns on news of an approved merger with MCI. In the latter part of the year, our decision to underweight money center banks and brokerage stocks within the finance sector had a positive impact on the Portfolio's performance. Stocks in these sectors traded sharply lower due to the financial and economic meltdown in emerging markets, the declining U.S. stock market, and the large potential losses from exposure to the hedge fund, Long Term Capital Management. Another positive contributor, the newly merged MCI WorldCom displayed share strength owing to superior strategic positioning and management talent. Additionally, the company has above average exposure to the Internet and international segments in the telecommunications services market. Conversely, the Portfolio's holding in Monsanto held back performance in the last quarter, as the company announced its decision to end merger talks with American Home Products. Monsanto will now be forced to issue equity, since its balance sheet has been weakened by $8 billion of seed acquisitions.

The end of 1998 caps an unprecedented four year period in which the U.S. market has returned in excess of 20% per annum. The question going forward is whether market fundamentals can continue to support this performance. We expect moderation with respect to earnings, economic growth, and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a plethora of macro uncertainties has the potential to deflect stocks from extending their recent gains: the impeachment of the President, the impact of the Euro, the year 2000 problem, or further international financial turmoil or international hostilities.

J.P. Morgan Investment Management, Inc.

--------------------------------------------------------------------------------
                       ENDEAVOR ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998

                Hypothetical Illustration of $10,000 Invested in

                      Endeavor Enhanced Index Portfolio**

                                      vs.

           S&P 500 Stock Index and Lipper VA Growth and Income Index+

                     May 2, 1997 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

              Endeavor Enhanced        S&P 500             Lipper VA Growth
Date          Index Portfolio*       Stock Index*          and Income Index*
----          ----------------       -----------           -----------------
5/2/97             10,000              10,000                   10,000
12/31/98           16,148              15,760                   13,976

+ The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lipper VA Growth and Income Index is an equally weighted performance index of growth and income funds underlying 10 variable annuities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA Growth and Income Index has been added which more narrowly reflects the Portfolio's peer group.

--------------------------------------------------------------------------------
Average Annual Total Return*
  Endeavor Enhanced Index Portfolio**             Actual       Without Waivers
  -----------------------------------             ------       ---------------
     Year ended 12/31/98                          31.39%            31.39%
     Inception (05/02/97) through 12/31/98        33.27%            33.26%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.
** Formerly the Enhanced Index Portfolio.

--------------------------------------------------------------------------------
                      ENDEAVOR OPPORTUNITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

Endeavor Opportunity Value Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression. Our long-term approach and philosophy is to invest in superior businesses at reasonable prices.

However, 1998 was not an especially good year for the Portfolio. The Portfolio's total return was 5.2%, compared with a return of 28.6% for the S&P 500 Index and an average total return of 13.6% for the funds in the Lipper VA Flexible Portfolio Index. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

We trailed the S&P 500 because of two main factors: our only minimal holdings of technology issues, many of which had large gains in 1998, and the poor performance of certain of the Portfolio's investments, including Citigroup, Inc. and Boeing Co. Other major holdings of the Portfolio, including its three largest holdings -- Freddie Mac, Time Warner Inc. and McDonald's Corp.-- rose strongly.

While the Portfolio's 1998 results did not live up to our expectations, we remain dedicated to the continued delivery of excellent results over time. We focus on individual companies and try to understand where their businesses are going over the next several years, not on where the stock market is heading in the next six months. Simply stated, we want to invest in superior businesses that are underpriced in the stock market. We define a superior business as one which is extremely well managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the free cash flow resulting from those returns to create shareholder value, such as through astute acquisitions or share repurchase. The objectives of our strategy are: a) preserve capital, don't lose it; and b) generate excellent returns for the Portfolio's shareholders.

We expect U.S. and international economic growth to slow in 1999, and we have positioned the Portfolio to perform well in this environment. We own very few cyclical stocks that would be hurt by economic weakness. New investments in the fourth quarter were AlliedSignal Inc., a diversified technology and manufacturing company; News Corporation Ltd., a global media and communications company; and US WEST, Inc., which provides telecommunications services in the western and midwestern United States. We believe each should deliver strong business results in 1999.

US WEST exemplifies our philosophy of owning quality companies with excellent prospects. It has been investing in new technologies and businesses, and those investments should begin to pay off with higher earnings. This includes the company's new wired-wireless service, the first of its kind in the United States, which allows customers to have a single number for their wired and wireless phones.

Richard Glasebrook II, Portfolio Manager
OpCap Advisors

--------------------------------------------------------------------------------
                      ENDEAVOR OPPORTUNITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998

                Hypothetical Illustration of $10,000 Invested in

                     Endeavor Opportunity Value Portfolio**

                                      vs.

          S&P 500 Stock Index and Lipper VA Flexible Portfolio Index+

                  November 18, 1996 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

          Endeavor Opportunity           S&P 500          Lipper VA Flexible
  Date      Value Portfolio*           Stock Index*        Portfolio Index*
  ----      ----------------           ------------        ----------------
11/18/96        10,000                    10,000                10,000
12/31/98        12,360                    18,079                13,925

+ The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lipper VA Flexible Portfolio Index is an equally weighted performance index of flexible portfolio funds underlying 30 variable annuities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA Flexible Portfolio Index has been added which more narrowly reflects the Portfolio's peer group.

--------------------------------------------------------------------------------
Average Annual Total Return*
  Endeavor Opportunity Value Portfolio**             Actual     Without Waivers
  --------------------------------------             ------     ---------------
  Year ended 12/31/98                                 5.18%          5.16%
  Inception (11/18/96) through 12/31/98              10.52%         10.32%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.
**Formerly the Opportunity Value Portfolio.

--------------------------------------------------------------------------------
                        ENDEAVOR VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Endeavor Value Equity Portfolio is intended for the long-term investor seeking to preserve capital and make it grow through investments in quality undervalued securities. It invests in a diverse group of undervalued companies with superior business characteristics, including strong competitive positions, high cash flow and favorable earnings outlooks. 1998 was a very difficult year for value investors and the Portfolio provided a total return of only 7.6%, compared with a return of 28.6% for the S&P 500 Index. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's performance compared with an average total return of 22.1% for the Lipper VA Capital Appreciation Index. Lipper is currently revising its categories for equity funds and will be adding a value category, but such a benchmark has not existed in the past.

We underperformed the market for several reasons. For one, we own the stocks of a diverse group of large and mid-sized companies, and mid cap stocks did not perform nearly as well as the S&P 500, which is dominated by larger companies. In addition, the performance of the market in 1998 was driven primarily by large "growth" stocks, reflecting a preference of many investors for owning highly liquid issues -- especially those with predictable earnings -- in an uncertain global economic environment. Year-to-year performance differentials between value and growth styles of investing are common, and we are confident the pendulum will swing back to value investing in time.

In addition, with our risk-averse investment philosophy, we sometimes trail the market averages in periods of sharply rising prices. We focus on long-term investments in quality companies rather than attempting to predict near-term market trends.

The average price-earnings ratio of the stocks owned by the Portfolio was 18.1x at the end of December, compared with a price-earnings ratio of 31.8x for the S&P 500, indicating the relative value of the Portfolio's holdings. In contrast to their low relative valuations, the stocks owned by the Portfolio generate returns on equity that are well above the average returns of the S&P 500 stocks. This combination of low relative stock market prices and superior business characteristics helps control risk and creates opportunity for investment profit.

In the fourth quarter, we established a new position in Avery Dennison Corporation. Avery Dennison illustrates our philosophy of buying undervalued quality companies. It holds the leading market share in pressure-sensitive materials, and enjoys economies of scale in production, customer service infrastructure, and research and development spending. It has driven costs lower and simultaneously developed important new products like self-adhesive postage stamps and Duracell power-check battery labels. Avery has an after-tax return on invested capital of 18%, an underleveraged balance sheet and strong free cash flow. The stock sells at a significantly lower valuation than other industrial or chemical companies of similar quality.

Eileen Rominger, Portfolio Manager
OpCap Advisors

--------------------------------------------------------------------------------
                        ENDEAVOR VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------


                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998
                Hypothetical Illustration of $10,000 Invested in
                       Endeavor Value Equity Portfolio**
                                      vs.
         S&P 500 Stock Index and Lipper VA Capital Appreciation Index+
                     May 27, 1993 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

             Endeavor Value        S&P 500             Lipper VA Capital
 Date       Equity Portfolio*    Stock Index*         Appreciation Index*
 ----       -----------------    ------------         -------------------
5/27/93         10,000             10,000                   10,000
12/31/98        23,943             30,923                   22,872

+ The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lipper VA Capital Appreciation Index is an equally weighted performance index of capital appreciation funds underlying 30 variable annuities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA Capital Appreciation Index has been added which more narrowly reflects the Portfolio's peer group.

--------------------------------------------------------------------------------
Average Annual Total Return*
  Endeavor Value Equity Portfolio**               Actual        Without Waivers
  ---------------------------------               ------        ---------------
     Year ended 12/31/98                           7.56%             7.55%
     Five Years ended 12/31/98                    18.41%            18.31%
     Inception (05/27/93) through 12/31/98        16.88%            16.79%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.
**Formerly the Value Equity Portfolio.

--------------------------------------------------------------------------------
                      ENDEAVOR ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The fourth quarter of 1998 witnessed a return of investor confidence and a dramatic reversal of the damage suffered by investors during the third quarter of the year. Three separate moves by the Federal Reserve Board to lower short-term interest rates helped to restore investor confidence and market liquidity following the crisis environment of the summer months. The Federal Reserve's moves were preventative steps intended to reduce the likelihood of a domestic recession and foster a more orderly and liquid market, thereby reducing the potential for a "credit crunch" while avoiding the spread of global economic weakness. The result was a return of confidence and a positive backdrop for domestic financial markets.

While 1998 was a somewhat disappointing year for the equity portion of the Endeavor Asset Allocation Portfolio given the narrow leadership that characterized this market, we were encouraged by our return in the fourth quarter and believe it bodes well for 1999. We spent the early part of the quarter reducing our cyclical and mid-cap exposure and adding selectively to our "large cap" holdings. This strategy laid the foundation for our performance in the quarter and positions us well for 1999.

The Portfolio remains a mix of what we call "classic" growth issues, less traditional growth stocks and still others which fall somewhere in between. At year-end our ten largest holdings accounted for just under 40% of the equity portion of the Portfolio and we held 68 securities. Our largest position remained Clear Channel Communications, which represented 5.2% of stocks or 3.5% of the (total) Portfolio.

Looking toward 1999 and assuming a backdrop of continued low inflation, relatively low interest rates, modest GDP growth and ongoing fears regarding emerging markets, we can visualize the U.S. market continuing to favor some of the same high growth, mega-cap companies which performed so well in 1998. We view this as an opportunity as a number of companies we are invested in appear well positioned for this environment. We believe this market will continue its preference for high quality growth companies that can continue to meet or beat expectations.

Fixed income markets were also affected by the Federal Reserve's actions as yield spreads on the vast majority of these securities reversed trend and narrowed over the course of the quarter. The dramatic "flight to quality" rally came to an end as corporates, mortgages, etc. outpaced Treasuries. Sector and security decisions in the non-Treasury areas benefited from the significant narrowing of spreads and had a positive effect on total return during the quarter. Corporate holdings were also helped by credit rating upgrades and other developments with the potential to enhance credit quality, while most mortgage holdings benefited from slower than expected prepayments. Weighted average credit quality remains strong, and the overall level of prepayment risk remains fairly close to that of the broader market benchmarks despite the large mortgage position. Corporates and mortgages remain very attractive and we continue to overweight these sectors. This strategy allows the Portfolio to maintain an attractive yield advantage while retaining a call-protected, well-diversified, high credit quality profile.

Looking forward, against a backdrop of continued low inflation, a reasonably accommodative rate environment, more modest GDP growth and ongoing fears of emerging market slowdowns, recent economic data suggest that the U.S. economy continues to exhibit surprising resiliency despite the lingering effects of a difficult global and financial market environment. Importantly, the Federal Reserve remains sensitive to the risks posed to the financial system by renewed economic or financial market turmoil. To reiterate, we view this environment as an opportunity and feel the Portfolio is well positioned to participate in a market that continues to afford investors with a number of attractive options.

Once again, we thank you for your confidence and welcome your comments.

Morgan Stanley Asset Management

--------------------------------------------------------------------------------
                      ENDEAVOR ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998
                Hypothetical Illustration of $10,000 Invested in
                     Endeavor Asset Allocation Portfolio**
                                      vs.
     S&P 500 Stock Index, Lipper VA Flexible Portfolio Index, Blended Index
                  and Lehman Government/Corporate Bond Index+
                    April 8, 1991 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]



                                           Lipper VA                  Lehman
        Endeavor Asset                     Flexible                 Government/
          Allocation        S&P 500        Portfolio    Blended     Corporate
 Date     Portfolio*      Stock Index*      Index*      Index*      Bond Index*
 ----     ----------      ------------      ------      ------      -----------
4/8/91     10,000           10,000          10,000      10,000        10,000
12/31/98   28,240           39,623          24,234      32,132        19,215

+ The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lipper VA Flexible Portfolio Index is an equally weighted performance index of flexible portfolio funds underlying 30 variable annuities.

The Blended Index is a hypothetical index comprised of 65% S&P 500 Stock Index, 30% Lehman Aggregate Bond Index and 5% 90-Day Treasury Bills.

The Lehman Government/ Corporate Bond Index is an index composed of U.S. government, treasury and agency securities, corporate and Yankee bonds.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA Flexible Portfolio Index has been added which more narrowly reflects the Portfolio's peer group. The Blended Index has been added to reflect the Portfolio's long-term average allocation to stocks, bonds and cash.

--------------------------------------------------------------------------------
Average Annual Total Return*
  Endeavor Asset Allocation Portfolio**            Actual      Without Waivers
  -------------------------------------            ------      ---------------
  Year ended 12/31/98                              18.39%          18.35%
  Five Years ended 12/31/98                        14.30%          13.96%
  Inception (04/08/91) through 12/31/98            14.36%          14.14%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.
**Formerly the TCW Managed Asset Allocation Portfolio.

--------------------------------------------------------------------------------
                        ENDEAVOR MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The Endeavor Money Market Portfolio (formerly the TCW Money Market Portfolio) invests in top quality U.S. $ denominated money market securities rated A1/P1 or better. All securities mature within 397 days, and the entire Portfolio's average weighted days to maturity is always less than 90 days. The Portfolio also expects to maintain a net asset value of $1.00 per share.

The annualized seven and thirty day yields for the Portfolio as of December 31, 1998 were 4.67% and 4.68%, respectively. As with all money market portfolios, past yields are not necessarily indicative of future performance. The Portfolio ended the year with a weighted average maturity of 62 days.

The U.S. economy began 1998 with a robust first quarter. Inflation at the Consumer Price Index level was relatively non-existent as commodity and producer prices fell during the first quarter. Interest rates declined, and consumers enjoyed attractive financing opportunities that stimulated a strong housing market. Jobs remained plentiful and the unemployment rate held steady. As the economy moved into the second quarter, economic strength continued although at a more moderate pace. The labor market made further gains and the unemployment rate fell slightly. Although wages rose in the second quarter, they remained low enough to quell market fears of higher inflation and tighter corporate profit margins.

As the Russian debt crisis unfolded in the third quarter, U.S. markets experienced a significant inflow of capital as investors sought high quality U.S. Treasury securities and liquid money market instruments. This intense "flight to quality" lowered liquidity levels in all types of credit based markets, from emerging market debt to high-grade corporate securities. At the end of the third quarter and into the fourth, the Federal Reserve Board provided the market with relief via three 25 basis point easings of short-term U.S. interest rates. This easing successfully calmed markets and began to restore liquidity, especially to the high-grade market sectors.

Looking ahead to 1999, U.S. inflationary risks appear to remain subdued, and domestic growth is expected to moderate from its recent pace. Inflation is likely to move up slightly next year, but the overall level should stay low enough to ensure high and attractive domestic real rates. Until foreign economies begin to stimulate growth overseas, demand for U.S. goods will remain low, providing businesses with little pricing power.

Over the past year, the Portfolio benefited from extending its maturity prior to the Federal Reserve's easings, which boosted the Portfolio's yield. Floating rate notes continue to add value and yield to the Portfolio, without a material impact to the average weighted maturity of the assets. We will continue to watch for opportunities to extend the Portfolio's maturity when enough yield protection against potential interest rate changes is in place.

Morgan Stanley Asset Management

--------------------------------------------------------------------------------
                     T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

Positive economic growth, a favorable interest rate environment, and substantial stock market volatility characterized last year. A solid first half was undermined by a severe third quarter correction, which gave way to a near-euphoric rally in the final months with a fourth quarter return of 11.02% for the T. Rowe Price Equity Income Portfolio. The S&P 500 Index advanced by more than 20% for a record fourth consecutive year. However, within the context of another strong year for equities, there were significant crosscurrents that had a major impact on the performance of many sectors of the market.

The Portfolio's annual return of 8.81% was respectable but somewhat disappointing, since it was the first time in a while that the Portfolio performance lagged its Lipper peer group. During the broad market advances we have seen in recent years, it is extremely difficult for funds with conservative charters like the Portfolio to keep up with S&P 500 stocks. In times such as these, it is helpful to keep in mind that the purpose of this type of portfolio is not to generate robust returns under all market conditions. The goal is to produce attractive returns, including substantial dividend income, over time; and also to help cushion investment principal when times get rough.

Portfolio Highlights
The Portfolio was 95% invested in equities at year-end. Three of our largest sales during the past six months were stocks of companies that were in the process of being merged or acquired. In each case, we were able to sell our shares at prices higher than our original cost.

We made significant new investments in several companies, including Baker Hughes, Boeing, and BankAmerica, all of which we bought at prices well below their highs for the year. Many of our holdings typically trade at below-average valuation levels because, for many diverse reasons, their share prices declined before we took a position in them. This investment strategy -- buying out-of-favor stocks with good long-term potential -- has served shareholders well in the past, and we believe it will continue as a successful strategy in the future when investors focus again on stocks with appealing market valuations.

Among the Portfolio's largest holdings are companies from many diverse industries, including SBC Communications, American Home Products, Exxon, Anheuser-Busch, Dow Chemical, GE, and others that represent a broad cross-section of the U.S. economy.

Summary and Outlook
Twelve months ago, we commented on the rapid appreciation of stock prices compared with the growth in the underlying earnings and dividends. In 1997, share prices increased at a much faster rate than the underlying fundamentals, and this "delinkage" between price and value grew even more pronounced in 1998.

We expect 1999 to be a more challenging year than the one that just ended. In our view, this could lead to more moderate returns than the robust and unsustainable performance of the past four years. In this environment, our investment approach will be steady and constant, as always. We will continue to search for attractively valued stocks with solid long-term potential.

Brian C. Rogers, Portfolio Manager
T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
                     T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998
                Hypothetical Illustration of $10,000 invested in
                     T. Rowe Price Equity Income Portfolio
                                      vs.
               S&P 500 Stock Index, Lipper VA Equity Income Index
                        and Lipper Equity Income Index+
                   January 3, 1995 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

            T. Rowe Price
            Equity Income      S&P 500       Lipper VA Equity    Lipper Equity
 Date        Portfolio*      Stock Index*      Income Index*     Income Index*
 ----        ----------      ------------      -------------     -------------
1/3/95         10,000         10,000              10,000              10,000
12/98          21,835         28,997              16,279              21,578

+ The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lipper VA Equity Income Index measures the total returns earned by 10 variable annuities investing in equity income funds.

The Lipper Equity Income Index is an equally weighted performance index of equity income funds underlying 10 variable annuities..

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA Equity Income Index has been added which more narrowly reflects the Portfolio's peer group.

--------------------------------------------------------------------------------
Average Annual Total Return*
  T. Rowe Price Equity Income Portfolio            Actual      Without Waivers
  -------------------------------------            ------      ---------------
  Year ended 12/31/98                               8.81%           8.80%
  Inception (01/03/95) through 12/31/98            21.59%          21.59%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Market Environment
Over the last six months many negative developments attempted to stand in the way of the bull market and the robust U.S. economy. Russia defaulted on its loans causing panic in emerging markets and a looming credit crunch both here and abroad. Before much damage could be inflicted on the U.S. economy, the Federal Reserve Board stepped in by lowering rates in the U.S. several times, and the International Monetary Fund put a package together to stabilize Latin America. This calmed the market and restored consumer confidence. While the manufacturing sector slowed noticeably, other elements of the economy remained relatively strong. This calming effort, combined with the public's insatiable appetite for stocks, drove the market up sharply at year-end, surpassing highs reached in July.

The T. Rowe Price Growth Stock Portfolio outperformed both the Lipper VA Growth Index and the S&P 500 Index for the three months and one-year period ended December 31, 1998 with returns of 23.37% and 28.67%, respectively. The narrowness of the S&P 500 Index continued as most of the performance came from the top 50 blue chip stocks. This was also true for the Portfolio as the smaller companies in the Portfolio continued to lag. International holdings also continued to underperform slightly.

Investment Review
Several of our large holdings did quite well. America Online, which was purchased early in the year, performed exceedingly well. Network Associates, EMC, Microsoft, MCI Worldcom, and Intel also added nicely to returns. In other sectors, the Portfolio was helped by our large positions in Freddie Mac, Safeway, Home Depot, Philip Morris, and Danaher. On the international side, ACE Limited, Wolters Kluwer, and Hutchison Whampoa were positive contributors.

Many of our financial stocks detracted from performance. Trading activities and poor foreign loans effected Citigroup, and general soft markets negatively affected our insurance holdings. As usual a few earnings disappointments, like Parametric Technology and United Healthcare, also impacted returns. In most cases we held or added to these positions.

Outlook
The U.S. stock market has continued to advance despite many efforts to slow it down. The Federal Reserve Board continues to masterfully steer the economic ship, and U.S. companies continue to be world leaders and shareholder focused. On the negative side, valuations are extreme, industrial America is troubled, and consumers continue to spend and not save. In addition, economies around the world appear to remain volatile. While the market was rewarded with strong returns in 1998, earnings and cash flow at companies showed little growth.

Over time, stocks cannot continue to move upward at a faster rate than the underlying cash flow. This could produce lower stock market returns in the period ahead. We do, however, feel confident that the companies that make up your Portfolio will continue to grow to their "true value" faster than the overall market.

Robert W. Smith, Portfolio Manager
T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
                      T. ROWE PRICE GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998
                Hypothetical Illustration of $10,000 Invested in
                      T. Rowe Price Growth Stock Portfolio
                                      vs.
                  S&P 500 Stock Index, Lipper VA Growth Index
                    and Lipper Growth & Income Fund Average+
                   January 3, 1995 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

           T. Rowe Price                                       Lipper Growth
           Price Growth         S&P 500        Lipper VA       & Income Fund
 Date     Stock Portfolio*    Stock Index*    Growth Index*        Ave.*
 ----     ----------------    ------------    -------------        -----
1/3/95        10,000             10,000          10,000            10,000
 12/98        27,411             28,997          24,174            23,142

+ The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lipper VA Growth Index is an equally weighted performance index of growth funds underlying 30 variable annuities.

The Lipper Growth & Income Fund Average is composed of the Portfolio's peer group of mutual funds investing in growth and income oriented securities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA Growth Index has been added which more narrowly reflects the Portfolio's peer group.

--------------------------------------------------------------------------------
Average Annual Total Return*
  T. Rowe Price Growth Stock Portfolio            Actual      Without Waivers
  Year ended 12/31/98                             28.67%           28.66%
  Inception (01/03/95) through 12/31/98           28.72%           28.72%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

For the year, the MSCI EAFE benchmark was up 20%, helped by dollar weakness that contributed about one-third of the gain. Europe, up 29%, was the strongest international region in 1998, while Latin America, down 35%, was the weakest. Latin America suffered the savage sell-off that afflicted the Far East last year as "Asian contagion", exacerbated by the Russian default and devaluation, induced a loss of confidence in Brazil and the region. Japan managed a modest increase of 5% in U.S.$ terms, but the rest of the Far East, excluding Australia, declined 5%. In 1998 the dollar fell 13% against the yen, 7% against major European currencies, and 1% against sterling.

For 1998, the T. Rowe Price International Stock Portfolio's performance of 15.44% was behind the EAFE index. Country allocation was negative, but stock selection a small positive. For the quarter ended December 31, 1998, the Portfolio's performance of 18.43% lagged the EAFE Index's performance of 20.75%.

Performance Attribution
Country allocation relative to the benchmark was negative over the year. For the year, underweighting Japan, in particular, and Asia to a lesser extent, added value. However, these gains were offset largely by our position in Latin America, with smaller negatives from overweighting Norway and underweighting the buoyant Finnish and German markets. For the year, stock selection was positive, with holdings in the Netherlands, Belgium, France, and Japan particularly successful.

Investment Outlook
Looking forward, we see international economies growing more slowly. Our cautious stance in the Pacific and Japan will help shield the Portfolio from the pain that those markets must go through before they can emerge as fundamentally healthy investment centers. Your Portfolio's emphasis on businesses which have the management, products, and sound finances to support sustainable growth should prove appropriate as cyclical businesses face a tougher environment.

Corporate activity and restructuring in Europe are expected to continue as the Economic and Monetary Union (EMU) deregulation and a weaker economy coincide in the year ahead. The extent of corporate consolidation in Europe lags the U.S., and thus there is further scope for industry concentration. Our enthusiasm for Continental Europe remains high, as we continue to find businesses with sustainable growth prospects, managed to maximize returns, at reasonable valuations.

The Japanese government's long overdue action in the fourth quarter is encouraging. We remain underweighted, though, because at the stock level there are relatively few companies focused on shareholder value and willing to take the tough actions that may be required in the recessionary and deflationary environment of Japan at present.

In the rest of the Far East, the bottom of the crisis may be at hand, but we believe that valuations bear little relationship to the underlying merits of the stocks. We retain our belief that Latin America offers attractions and opportunity. The key remains avoiding a disorderly devaluation in Brazil. Our view is that this is possible, and the Portfolio holdings will, in time, be able to achieve valuations closer to those of international sector peers.

Our outlook for currencies favors the new euro currency over the dollar and the yen, although we do not anticipate major moves in the year ahead.

Confidence has clearly returned to global stock markets after the difficult third quarter. Looking ahead, we believe that this renewed confidence, coupled with healthy if unspectacular economic growth in Europe and signs that we are at least closer to the bottom in Asia, will lead to reasonable performance from international equity markets in 1999.

David Warren and John Ford, Portfolio Managers
Rowe Price-Fleming International, Inc.

--------------------------------------------------------------------------------
                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998

                Hypothetical Illustration of $10,000 Invested in

                  T. Rowe Price International Stock Portfolio

                                      vs.

              Morgan Stanley Capital International EAFE Index and

                        Lipper VA International Index+

                   March 24, 1995 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

           T. Rowe Price         Morgan Stanley
           International       Capital International           Lipper VA
          Stock Portfolio*         EAFE Index*           International Index*
          ----------------         -----------           --------------------
3/24/95       10,000                 10,000                     10,000
12/98         15,062                 14,140                     14,485

+ The Morgan Stanley Capital International EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries of the Far East, weighted based on each country's gross domestic product.

The Lipper VA International Index is an equally weighted performance index of international funds underlying 30 variable annuities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA International Index has been added which more narrowly reflects the Portfolio's peer group.

--------------------------------------------------------------------------------
Average Annual Total Return*
  T. Rowe Price International Stock Portfolio         Actual    Without Waivers
  -------------------------------------------         ------    ---------------
  Year ended 12/31/98                                 15.44%         15.32%
  Period from (03/24/95) through 12/31/98             11.52%         11.49%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.


(Note: Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio, and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., non-U.S. companies). The Portfolio commenced operations on April 8, 1991.)

--------------------------------------------------------------------------------
                          ENDEAVOR SELECT 50 PORTFOLIO
--------------------------------------------------------------------------------

Q: How did the Endeavor Select 50 Portfolio perform for the period ended December 31, 1998?
A: During the last six months of 1998 the Portfolio returned -3.53% compared to a return of 1.67% for its custom benchmark. From its inception date on February 3, 1998 through year end, the Portfolio returned 6.60%. The custom benchmark's return is composed of 40% S&P 500, 20% Russell 2000, 20% MSCI Emerging Markets Free, and 20% MSCI EAFE Indexes. The Portfolio 's unique composition provides exposure to five very different equity disciplines. The portfolio managers of Montgomery's five equity disciplines, U.S. Growth, U.S. Emerging Growth, Equity Income, International Equities and Emerging Markets, each pick approximately ten stocks that they believe have the greatest potential for capital appreciation.

While diversification across markets and sectors may help to smooth returns under normal circumstances, our investments in the U.S. market were, ironically, the largest contributors to our under-performance. The fourth quarter recovery in the U.S. market did not favor our U.S. equity style of management. Although the market appeared to broaden at the beginning of the quarter, interest in the small cap and mid cap sectors of the market rapidly flattened in favor of a handful of large cap and Internet stocks.

Q: Emerging markets were most affected by the volatility in global markets over a six-month period. How did the emerging markets portion of the Portfolio perform?
A: As investors fled from risky assets in the third quarter, virtually no emerging market escaped unscathed. Negative sentiment rather than fundamentals drove these markets, so even good companies with strong balance sheets suffered. Indeed, the larger, good-quality blue chip companies were often hurt the most purely because they were the most liquid investments and could therefore be sold more easily. In view of this environment, it is hardly surprising that the emerging markets component of the Portfolio acted as a drag on performance.

During the fourth quarter, good stock-picking in some rebounding markets lifted the Portfolio's performance. A good example of a stock that contributed to favorable returns is Overseas Union Bank in Singapore which appreciated by 69.8% over the quarter. Unfortunately, fourth quarter gains were not enough to counteract the losses resulting from a very difficult third quarter, so this discipline remained a drag on overall Portfolio performance over the six month period.

Q: Were there any other disciplines that were similarly affected?
A: The U.S. Growth portion of the Portfolio also suffered disproportionately in the volatility that hit the markets in late summer. Our discipline considers valuations as well as expected growth potential and concentrated in cyclical sectors and in smaller to mid-cap stocks. Investors generally perceived smaller stocks to be more risky during the third quarter, due to their low liquidity and in some cases their lack of earnings history. Investors sold these issues disproportionately, choosing larger cap stocks' earnings sustainability over growth.

Q: Have stocks in the Portfolio changed as a result?
A: There has been no reason to alter component stocks because of market volatility. The only reason for removing a stock before it meets it price target would be if the portfolio managers determined that a particular company's fundamentals had deteriorated sufficiently for its long-term prospects to appear less attractive, or they have identified another company with superior capital appreciation potential.

As prices plummeted in the third quarter we took the opportunity of adding high quality companies to the Portfolio at low valuations. Conversely, following strong rebound rallies, we replaced companies that had reached their price targets with stocks that appeared to have better capital appreciation potential.

Q: What is your outlook for the global markets in 1999?
A: We anticipate that the U.S. economy may continue to grow in 1999, but at a slower rate than it enjoyed in 1998. A slowdown in corporate earnings and a more difficult business environment is likely to shift emphasis from an "indexer's market" to a "stock picker's market" as returns soften. In contrast, in Europe, although growth and corporate earnings are also slowing, we believe that the business momentum generated by the Economic and Monetary Union may continue to drive returns higher. We remain cautious about the outlook for Japan, but in our opinion the recovery evident in some of the emerging Asian countries may continue as long as the yen remains stable. The outlook for emerging markets in Latin America is less optimistic, at least in the short-term, as high interest rates have resulted in recession in many of these economies, especially Brazil.

Q. Can the Portfolio's strategy allow investors in the Portfolio to take full advantage of these trends?
A. We believe that the Portfolio's strategy is well suited to the kind of global market environment that we appear to be confronting in 1999. A migration of S&P returns back to historical levels and a broadening of the market should favor Montgomery's bottom-up investing approach. We are cautiously optimistic that the ample diversification of the Portfolio will benefit shareholders in the more uncertain time ahead.

Montgomery Asset Management, LLC

--------------------------------------------------------------------------------
                          ENDEAVOR SELECT 50 PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998

                Hypothetical Illustration of $10,000 invested in

                          Endeavor Select 50 Portfolio

                                      vs.

         S&P 500 Stock Index, Blended Index and Lipper VA Global Index+

                   February 3, 1998 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

          Endeavor Select          S&P 500            Lipper VA       Blended
 Date      50 Portfolio*         Stock Index*        Global Index*     Index*
 ----      -------------         ------------        -------------     ------
2/3/98        10,000               10,000               10,000         10,000
 12/98        10,660               12,719               11,342         10,983

+ The S&P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Blended Index is a hypothetical index comprised: 40% S&P 500 Stock Index, 20% Russell 2000, 20% EAFE and 20% MSCI EM Free Index.

The Lipper VA Global Index is an equally weighted performance index of global funds underlying 10 variable annuities..

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity. The Lipper VA Global Index has been added which more narrowly reflects the Portfolio's peer group. The Blended Index has been added to reflect the Portfolio's long-term average allocation to the investment markets represented by the four listed broad-based indices.

--------------------------------------------------------------------------------
Aggregate Total Return*
  Endeavor Select 50 Portfolio                    Actual     Without Waivers
  ----------------------------                    ------     ---------------
  Inception (02/03/98) through 12/31/98            6.60%          6.54%
--------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
                         ENDEAVOR HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

1998 was a volatile year for the high-yield market. During the first half of the year, high-yield bonds were the best performing domestic fixed income asset class. However, in the third quarter, the high-yield market posted its worst performance in eight years due to renewed concerns that economic problems in Asia and Russia would negatively impact the domestic economy. The second interest rate cut by the Federal Reserve on October 15th helped restore confidence in the high-yield market and was the catalyst for a price recovery in the fourth quarter.

Despite the modest price recovery in the fourth quarter, we think the high-yield market still offers good long-term value. As of December 31, 1998, the yield on the Lehman High-Yield Index was 10.5% compared to 4.6% for comparable Treasury yields, resulting in a spread of 5.9%. The spread began 1998 at 3.5% and has risen to its widest level since 1991 as a result of lower high-yield bond prices and investors' flight-to-quality. We believe the high-yield market remains an attractive asset class given our cautious outlook for corporate earnings in 1999 and the historically high yield levels available in the market today.

The Endeavor High Yield Portfolio's performance benefited from an overweight position in the media sector, particularly the bonds of cable-television companies. Valuations for cable-television companies rose substantially based on the growing perception that their networks are a cost effective way to deliver Internet and telephone services to residential consumers. The Portfolio also benefited from being underweight in the energy sector, which was one of the worst performing sectors of the high-yield market due to the severe decline in oil prices. Performance was negatively impacted by our cyclical holdings as paper and steel prices declined in response to the Asian economic crisis.

Throughout 1998, our investment strategy has become more conservative. We expect credit problems will increase among the riskier high-yield companies as corporate profits decline due to slower economic growth. Therefore, we've been adding higher quality companies to the Portfolio and have reduced our cyclical exposure by selling the bonds of some paper, metal and general industrial companies. One of the major challenges facing investors in 1999 will be determining how individual companies are impacted by global economic events, and therefore, we believe that careful credit selection will remain crucial to the Portfolio's relative performance.

Massachusetts Financial Services Company

--------------------------------------------------------------------------------
                         ENDEAVOR HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                              PORTFOLIO HIGHLIGHTS

                               December 31, 1998
                Hypothetical Illustration of $10,000 invested in
                         Endeavor High Yield Portfolio
                                      vs.
        Lehman High Yield Index and Lipper VA High Current Yield Index+
                     June 1, 1998 through December 31, 1998

                           [LINE GRAPH APPEARS HERE]

           Endeavor High        Lehman High              Lipper VA High
          Yield Portfolio*      Yield Index*           Current Yield Index*
          ----------------      ------------           --------------------
6/1/98         10,000              10,000                    10,000
 12/98          9,690               9,758                     9,491

+ The Lehman High Yield Index is an index composed of high current yield bonds.

The Lipper VA High Current Yield Index is an equally weighted performance index of high current yieldfunds underlying 30 variable annuities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. The graph above does not reflect separate account expenses for the Endeavor Variable Annuity.

--------------------------------------------------------------------------------
Aggregate Total Return*
  Endeavor High Yield Portfolio                   Actual      Without Waivers
  -----------------------------                   ------      ---------------
  Inception (06/01/98) through 12/31/98           (3.10)%         (3.37)%
--------------------------------------------------------------------------------


*Assumes reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                       Dreyfus Small Cap Value Portfolio
                               December 31, 1998

                                                                        Value
   Shares                                                             (Note 1)
   ------                                                             --------
COMMON STOCK -- 97.4%
Electronics -- 11.9%
   117,800       Amkor Technology, Inc.+ ......................    $  1,273,713
    94,300       Atmel Corporation+ ...........................       1,443,969
    40,500       Belden, Inc. .................................         858,094
   143,400       CHS Electronics, Inc.+ .......................       2,428,838
    10,300       Cohu, Inc. ...................................         226,600
    61,300       CommScope, Inc.+ .............................       1,030,606
    10,300       Conexant Systems, Inc.+ ......................         172,525
   103,700       Credence Systems Corporation+ ................       1,918,450
    29,300       DSP Group, Inc.+ .............................         611,638
    36,600       Electroglas, Inc.+ ...........................         430,050
    47,600       FSI International, Inc.+ .....................         493,850
    59,200       Kulicke & Soffa Industries, Inc. .............       1,050,800
   124,100       Lam Research Corporation+ ....................       2,210,531
   107,900       LSI Logic Corporation+ .......................       1,739,887
    55,000       Mentor Graphics Corporation ..................         467,500
    25,600       Silicon Valley Group, Inc.+ ..................         326,400
   101,200       Vishay Intertechnology, Inc.+ ................       1,467,400
    37,200       Watkins- Johnson Company .....................         757,950
                                                                   ------------
                                                                     18,908,801
                                                                   ------------

Retail -- 7.9%
    77,600       Bon- Ton Stores, Inc.+ .......................         591,700
    13,600       Borders Group, Inc.+ .........................         339,150
    99,500       Brown Group, Inc. ............................       1,747,469
   101,300       Burlington Coat Factory
                 Warehouse Corporation ........................       1,652,456
    58,900       Claire's Stores, Inc .........................       1,207,450
    69,800       Elder- Beerman Stores
                 Corporation+ .................................         807,062
    71,600       Finish Line, Inc., Class A+ ..................         572,800
    46,100       Finlay Enterprises, Inc.+ ....................         466,762
    11,600       Great Atlantic & Pacific
                 Tea Company, Inc. ............................         343,650
    51,700       Micro Warehouse, Inc.+ .......................       1,748,106
   121,100       OfficeMax, Inc.+ .............................       1,468,337
    96,800       Pacific Sunwear of California, Inc.+ .........       1,585,100
                                                                   ------------
                                                                     12,530,042
                                                                   ------------

Computers -- 6.6%
    44,700       CompUSA, Inc.+ ...............................         583,894
    91,300       HMT Technology Corporation+ ..................       1,169,781
    66,000       LTX Corporation+ .............................         169,125
   127,700       Maxtor Corporation+ ..........................       1,787,800
    26,100       RadiSys Corporation+ .........................         783,000
    59,700       Sequent Computer Systems, Inc.+ ..............         720,131
    51,800       Splash Technology Holdings, Inc.+ ............         385,262
    81,900       Technology Solutions Company+ ................         877,866
   143,800       Wang Laboratories, Inc.+ .....................       3,990,450
                                                                   ------------
                                                                     10,467,309
                                                                   ------------

Computer Service and Software -- 5.6%
   101,500       GT Interactive Software
                 Corporation+ .................................         507,500
   108,500       In Focus Systems, Inc.+ ......................         962,938
   102,900       Learning Company, Inc.+ ......................       2,668,969
   162,100       Sybase, Inc.+ ................................       1,200,553
   163,800       Symantec Corporation+ ........................       3,562,650
                                                                   ------------
                                                                      8,902,610
                                                                   ------------

Medical Supplies -- 5.3%
    19,300       Beckman Coulter, Inc. ........................       1,047,025
    38,600       CONMED Corporation+ ..........................       1,273,800
   176,400       ESC Medical Systems, Ltd.+ ...................       1,852,200
   134,000       Quest Diagnostics, Inc.+ .....................       2,386,875
    35,000       Spacelabs Medical, Inc.+ .....................         805,000
    38,800       St. Jude Medical, Inc. .......................       1,074,275
                                                                   ------------
                                                                      8,439,175
                                                                   ------------

Health Care -- 5.1%
     4,500       AmeriPath, Inc.+ .............................          40,219
    74,100       Foundation Health Systems, Inc.+ .............         884,569
    12,700       Herbalife International, Inc., Class B .......         145,256
    89,200       Integrated Health Services, Inc. .............       1,259,950
   141,000       Rexall Sundown, Inc.+ ........................       1,974,000
    70,700       Total Renal Care Holdings, Inc.+ .............       2,090,069
   128,700       Twinlab Corporation+ .........................       1,689,188
                                                                   ------------
                                                                      8,083,251
                                                                   ------------

Financial Services -- 5.0%
    31,700       ARM Financial Group, Inc., Class A ...........         703,344
    45,958       Astoria Financial Corporation ................       2,102,578
    32,700       Bay View Capital Corporation .................         709,181
   155,400       Golden State Bancorp, Inc. ...................       2,583,525
    90,900       PFF Bancorp, Inc.+ ...........................       1,454,400
    43,700       Seacoast Financial Services
                 Corporation+ .................................         447,925
                                                                   ------------
                                                                      8,000,953
                                                                   ------------

Oil and Gas -- 5.0%
    39,000       BJ Services Company+ .........................         609,375
    83,600       EEX Corporation ..............................         585,200
    63,500       Forcenergy, Inc. .............................         166,687
    67,200       Houston Exploration Company+ .................       1,335,600
   184,000       Newpark Resources, Inc.+ .....................       1,253,500
    25,800       Petsec Energy Ltd.,
                 Sponsored ADR+ ...............................          43,537
   156,000       R&B Falcon Corporation+ ......................       1,189,500
   160,500       Range Resources Corporation ..................         551,719
   214,800       Santa Fe Energy Resources, Inc. ..............       1,584,150
    36,600       Titan Exploration, Inc.+ .....................         240,187
    39,100       Vintage Petroleum, Inc. ......................         337,238
                                                                   ------------
                                                                      7,896,693
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                       Dreyfus Small Cap Value Portfolio
                               December 31, 1998

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------
COMMON STOCK -- (Continued)
Auto Parts and Equipment -- 4.6%
    43,900       Discount Auto Parts, Inc.+ ...................    $    963,056
    35,000       Dura Automotive Systems, Inc.+ ...............       1,194,375
   167,200       Miller Industries, Inc.+ .....................         752,400
    76,300       Pep Boys -Manny Moe & Jack ...................       1,196,956
    42,400       Snap-On, Inc. ................................       1,476,050
    83,800       Wabash National Corporation ..................       1,702,188
                                                                   ------------
                                                                      7,285,025
                                                                   ------------

Transportation -- 4.2%
    36,400       American Freightways
                 Corporation+ .................................         419,737
   102,800       Arkansas Best Corporation ....................         600,738
    71,600       Kitty Hawk, Inc.+ ............................         787,600
    17,400       Knightsbridge Tankers, Ltd. ..................         362,138
    29,500       USFreightways Corporation ....................         859,188
    41,000       Wisconsin Central Transportation
                 Corporation+ .................................         704,688
   153,400       Yellow Corporation ...........................       2,933,775
                                                                   ------------
                                                                      6,667,864
                                                                   ------------

Textiles and Apparel -- 4.0%
    73,800       Maxwell Shoe Company, Inc.,
                 Class A+ .....................................         807,187
    58,200       Nautica Enterprises, Inc.+ ...................         873,000
   107,400       Phillips- Van Heusen Corporation .............         771,937
    17,700       St. John Knits, Inc ..........................         460,200
    41,600       Tommy Hilfiger Corporation+ ..................       2,496,000
    77,200       Wolverine World Wide, Inc. ...................       1,022,900
                                                                   ------------
                                                                      6,431,224
                                                                   ------------

Insurance -- 4.0%
    74,000       Allmerica Financial Corporation ..............       4,282,750
    19,600       Guarantee Life Companies, Inc. ...............         362,600
    25,500       MONY Group, Inc.+ ............................         798,469
    28,900       SCPIE Holdings, Inc. .........................         876,031
                                                                   ------------
                                                                      6,319,850
                                                                   ------------

Restaurants -- 3.1%
    76,400       Buffets, Inc.+ ...............................         912,025
    36,700       CEC Entertainment, Inc.+ .....................       1,018,425
    61,710       CKE Restaurants, Inc .........................       1,816,588
    50,700       Wendy's International, Inc. ..................       1,105,894
                                                                   ------------
                                                                      4,852,932
                                                                   ------------

Containers -- 2.9%
    28,900       Ball Corporation .............................       1,322,175
   164,600       Gaylord Container
                 Corporation, Class A+ ........................       1,008,175
   146,861       Smurfit- Stone Container
                 Corporation+ .................................       2,322,239
                                                                   ------------
                                                                      4,652,589
                                                                   ------------

Manufacturing -- 2.8%
    53,500       Intermet Corporation .........................         698,844
    23,700       KEMET Corporation+ ...........................         266,625
     9,200       Lancaster Colony Corporation .................         295,550
    62,000       Millipore Corporation ........................       1,763,125
    57,700       OmniQuip International, Inc. .................         865,500
    20,500       Toro Company .................................         584,250
       400       U.S. Industries, Inc .........................           7,450
                                                                   ------------
                                                                      4,481,344
                                                                   ------------

Aerospace and Defense -- 2.5%
    78,400       BE Aerospace, Inc.+ ..........................       1,646,400
    72,100       DONCASTERS Plc,
                 Sponsored ADR+ ...............................       1,167,119
    25,600       Fairchild Corporation (The),
                 Class A+ .....................................         403,200
   103,900       TriStar Aerospace Company+ ...................         727,300
                                                                   ------------
                                                                      3,944,019
                                                                   ------------

Waste Disposal -- 2.4%
   273,025       Safety- Kleen Corporation ....................       3,856,478
                                                                   ------------

Pharmaceuticals and Services -- 2.1%
    65,100       Dura Pharmaceuticals, Inc.+ ..................         988,706
    40,100       King Pharmaceuticals, Inc.+ ..................       1,057,638
   203,500       PharMerica, Inc.+ ............................       1,221,000
                                                                   ------------
                                                                      3,267,344
                                                                   ------------

Services -- 1.8%
   38,900        Aviall, Inc ..................................         457,075
   12,300        Deluxe Corporation ...........................         449,719
   65,400        Information Resources, Inc.+ .................         666,262
    9,400        NFO Worldwide, Inc.+ .........................         108,100
  138,600        Renaissance Worldwide, Inc.+ .................         848,925
    8,500        West Company, Inc. ...........................         303,344
                                                                   ------------
                                                                      2,833,425
                                                                   ------------

Food Production -- 1.8%
   60,000        International Home Foods, Inc.+ ..............       1,012,500
   67,800        Interstate Bakeries Corporation ..............       1,792,462
                                                                   ------------
                                                                      2,804,962
                                                                   ------------

Media and Communications -- 1.7%
   40,500        Emmis Communications
                 Corporation, Class A+ ........................       1,756,688
   73,400        Paxson Communications
                 Corporation+ .................................         674,363
   11,000        True North Communications, Inc ...............         295,625
                                                                   ------------
                                                                      2,726,676
                                                                   ------------

Water Treatment Systems -- 1.7%
  117,500        U.S. Filter Corporation+ .....................       2,687,813
                                                                   ------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                       Dreyfus Small Cap Value Portfolio
                               December 31, 1998

                                                                      Value
     Shares                                                          (Note 1)
     ------                                                          --------
COMMON STOCK -- (Continued)
   Publishing -- 1.2%
      40,900     Houghton Mifflin Company .....................   $   1,932,525
                                                                  -------------
   Paper and Paper Products -- 1.2%
      42,100     Rock- Tenn Company ...........................         713,069
     167,500     Unisource Worldwide, Inc. ....................       1,214,375
                                                                  -------------
                                                                      1,927,444
                                                                  -------------

   Chemicals -- 1.2%
      53,500     Geon Company .................................       1,230,500
      18,400     Lawter International, Inc. ...................         213,900
      13,600     Nalco Chemical Company .......................         421,600
                                                                  -------------
                                                                      1,866,000
                                                                  -------------

   Entertainment and Leisure -- 0.8%
     137,700     Boyd Gaming Corporation+ .....................         456,131
      66,600     Metro- Goldwyn- Mayer, Inc.+ .................         878,287
                                                                  -------------
                                                                      1,334,418
                                                                  -------------

   Building and Construction -- 0.6%
      74,000     Chicago Bridge & Iron
                 Company N.V., NY Shares ......................         911,125
                                                                  -------------

   Networking Products -- 0.4%
      64,400     Hypercom Corporation+ ........................         635,950
                                                                  -------------

   Total Common Stock
                 (Cost $162,839,639) ..........................      154,647,84
                                                                  -------------

      Principal
       Amount
       ------

COMMERCIAL PAPER -- 1.6% (Cost $2,474,000)
  $2,474,000     General Electric Capital Corporation,
                 5.000% due 01/04/1999.........................       2,474,000
                                                                  -------------

TOTAL INVESTMENTS
 (Cost $165,313,639*)...................................  99.0%     157,121,841
OTHER ASSETS AND LIABILITIES (Net)......................   1.0%       1,540,157
                                                         ------   -------------
NET ASSETS                                               100.0%   $ 158,661,998
                                                         ======   =============


NET ASSETS consist of:
Accumulated net realized gain on investments sold..............   $  14,393,513
Net unrealized depreciation of investments.....................      (8,191,798)
Paid-in capital................................................     152,460,283
                                                                  -------------
Total Net Assets...............................................   $ 158,661,998
                                                                  =============
NET ASSET VALUE, offering price and redemption
 price per share of beneficial interest outstanding............   $       14.14
                                                                  =============

Number of Portfolio shares outstanding.........................      11,220,934
                                                                  =============

----------------------
  *  Aggregate cost for federal tax purposes was $167,141,152.
  +  Non-income producing security.

Abbreviation:
ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                  Dreyfus U.S. Government Securities Portfolio
                               December 31, 1998


  Principal                                                              Value
   Amount                                                              (Note 1)
   ------                                                              --------
U.S. TREASURY OBLIGATIONS -- 27.5%
   U.S. Treasury Notes -- 27.5%
$ 3,000,000         6.875% due 08/31/1999 ..................       $   3,042,656
  2,000,000         6.250% due 08/31/2000 ..................           2,050,620
  2,000,000         6.125% due 12/31/2001 ..................           2,081,240
 10,000,000         6.375% due 08/15/2002 ..................          10,548,400
  1,000,000         5.500% due 02/28/2003 ..................           1,030,160
  2,000,000         4.750% due 11/15/2008 ..................           2,015,620
  2,000,000         5.250% due 11/15/2028 ..................           2,047,500
                                                                   -------------
                                                                      22,816,196
                                                                   -------------

U.S. Treasury Inflation Index Notes -- 0.0%#
      6,960         3.625% due 04/15/2028 ..................               6,751
                                                                   -------------

                   Total U.S. Treasury Obligations
                    (Cost $22,506,552) .....................          22,822,947
                                                                   -------------

MORTGAGE-BACKED SECURITIES -- 19.4%
 Federal National Mortgage
   Association (FNMA) -- 19.4%
                   FNMA:
  7,000,000         5.100% due 09/25/2000 ..................           7,013,090
  2,000,000         5.625% due 03/15/2001 ..................           2,029,380
    108,377         7.000% due 08/01/2003 ..................             109,465
    161,207         7.500% due 06/01/2009 ..................             165,842
    713,353         6.500% due 02/01/2013 ..................             723,383
    468,875         6.500% due 03/01/2013 ..................             475,468
    774,754         6.000% due 08/01/2013 ..................             768,731
  3,317,964         6.000% due 11/01/2013 ..................           3,292,173
    932,409         6.000% due 12/01/2013 ..................             925,161
     49,639         7.000% due 07/01/2022 ..................              50,673
    132,358         7.000% due 07/01/2023 ..................             135,046
    214,741         6.500% due 02/01/2026 ..................             216,216
    168,100         7.000% due 09/01/2026 ..................             171,514
                                                                   -------------
                                                                      16,076,142
                                                                   -------------

                   Total Mortgage-Backed Securities
                    (Cost $16,086,089) .....................          16,076,142
                                                                   -------------

AGENCY SECURITIES -- 27.9%
    Federal Home Loan Bank (FHLB) -- 6.9%
                   FHLB:
    550,000         5.590% due 01/05/2001 ..................             556,276
  5,000,000         5.910% due 03/09/2005 ..................           5,166,400
                                                                   -------------
                                                                       5,722,676
                                                                   -------------

Federal Home Loan Mortgage
  Corporation (FHLMC) -- 0.4%
                   FHLMC Gold:
    138,925         9.500% due 07/25/2022 ..................             149,153
    170,153         9.500% due 12/01/2022 ..................             183,337
                                                                   -------------
                                                                         332,490
                                                                   -------------

FICO -- 2.0%
  1,876,000        FICO Debentures,
                    Zero Coupon due 11/11/2001+ ............           1,633,771
                                                                   -------------

Government National Mortgage
 Association (GNMA) -- 8.7%
                   GNMA:
    196,907         8.000% due 07/15/2017 ..................             206,559
    146,155         8.500% due 12/15/2021 ..................             155,810
    222,835         9.000% due 12/15/2021 ..................             239,477
    203,566         7.000% due 11/15/2023 ..................             208,335
    333,795         7.500% due 12/15/2023 ..................             344,433
    306,058         8.000% due 06/15/2027 ..................             318,107
    321,217         8.000% due 07/15/2027 ..................             333,863
  1,284,258         8.000% due 08/15/2027 ..................           1,334,819
  4,000,000         6.500% due 02/01/2029 ..................           4,038,750
                                                                   -------------
                                                                       7,180,153
                                                                   -------------

Small Business Administration (SBA) -- 5.4%
                   SBA:
  1,000,000         7.300% due 05/01/2017 ..................           1,076,600
    900,000         6.300% due 05/01/2018 ..................             929,709
  1,000,000         5.500% due 10/01/2018 ..................             984,630
  1,500,000         5.800% due 12/01/2018 ..................           1,504,335
                                                                   -------------
                                                                       4,495,274
                                                                   -------------

Student Loan Marketing
Association (SLMA) -- 3.7%
 12,360,000         SLMA,
                    Zero Coupon due 10/03/2022+ ............           3,095,809
                                                                   -------------

Tennessee Valley Authority (TVA) -- 0.8%
    625,000         TVA Debentures,
                    8.375% due 10/01/1999 ..................             640,525
                                                                   -------------
                    Total Agency Securities
                      (Cost $22,712,924) ...................          23,100,698
                                                                   -------------

CORPORATE FIXED INCOME SECURITIES -- 16.8%
   Communications -- 15.0%
  2,000,000         AllTel Corporation, Senior Notes,
                    7.500% due 03/01/2006 ..................           2,199,400
  2,500,000         Cable & Wireless Communications,
                    6.750% due 12/01/2008 ..................           2,544,900
  2,500,000         ComCast Cable Communications,
                    6.200% due 11/15/2008 ..................           2,545,950
  2,000,000         Motorola, Inc., Debentures,
                    6.500% due 11/15/2028 ..................           2,020,460
  3,000,000         Qwest Communications, Senior Notes,
                    7.500% due 11/01/2008++ ................           3,116,250
                                                                   -------------
                                                                      12,426,960
                                                                   -------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                  Dreyfus U.S. Government Securities Portfolio
                               December 31, 1998


   Principal                                                           Value
    Amount                                                            (Note 1)
    ------                                                            --------


CORPORATE FIXED INCOME SECURITIES -- (Continued)

   Financial Services -- 1.8%
$ 1,500,000         TransAmerica Financial Corporation,
                     Senior Notes,
                     6.125% due 11/01/2001..................       $  1,514,070
                                                                   ------------

   Oil and Gas -- 0.0%#
     30,000         Norcen Energy Resources, Debentures,
                     7.375% due 05/15/2006..................             30,935
                                                                   ------------

                    Total Corporate Fixed Income Securities
                     (Cost $13,784,031).....................         13,971,965
                                                                   ------------

ASSET-BACKED SECURITY -- 6.0% (Cost $4,964,550)
  5,000,000         New Century Financial,
                     8.000% due 12/25/2000                            4,968,750
                                                                   ------------

REPURCHASE AGREEMENT -- 5.8% (Cost $4,809,000)
  4,809,000         Agreement with UBS,
                    4.700% to be repurchased at $4,811,511
                    on 01/04/1999, collateralized by
                    $3,027,216 U.S. Treasury Note, 10.625%
                    due 08/15/2015, market value
                    $4,905,903..............................          4,809,000
                                                                   ------------

    Shares
    ------

PREFERRED STOCK -- 0.4% (Cost $270,832)
  2,000,000         Centaur Funding Corporation,
                    Zero Coupon due 04/21/2020+.............            302,000
                                                                   ------------

OPTIONS -- 0.3% (Cost $207,188)
        850         10 Year U.S. Treasury note calls........            207,188
                                                                   ------------

TOTAL INVESTMENTS
   (Cost $85,341,166*)..............................   104.1%        86,258,690
OTHER ASSETS AND LIABILITIES (Net)..................    (4.1)%       (3,369,731)
                                                                   ------------

NET ASSETS..........................................   100.0%      $ 82,888,959
                                                                   ============

NET ASSETS consist of:
Undistributed net investment income.........................       $  3,356,679
Accumulated net realized gain on investments sold,
 futures contracts, and foreign currencies
 and net other assets.......................................          1,480,481
Net unrealized appreciation of investments, futures
 contracts, foreign currencies and net other assets.........            976,729
Paid-in capital.............................................         77,075,070
                                                                   ------------

Total Net Assets............................................       $ 82,888,959
                                                                   ============
NET ASSET VALUE, offering price and redemption
 price per share of beneficial interest outstanding.........       $      12.32
                                                                   ============

Number of Portfolio shares outstanding......................          6,726,487
                                                                   ============

-----------------
 * Aggregate cost for federal tax purposes was $85,387,202.

 + Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Amount represents less than 0.1%.

Abbreviation:
Gold -- Payments are on an accelerated 45-day payment cycle instead of a 75-day payment cycle.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                       Endeavor Enhanced Index Portfolio
                               December 31, 1998

                                                                         Value
   Shares                                                               (Note 1)
   ------                                                               --------
COMMON STOCK -- 99.7%
 Technology -- 17.9%
     3,300       3Com Corporation+ ............................       $  147,881
     1,300       Advanced Micro Devices, Inc.+ ................           37,619
       400       Autodesk, Inc. ...............................           17,075
     2,000       BMC Software, Inc.+ ..........................           89,125
    15,300       Cisco Systems, Inc.+ .........................        1,420,031
    16,999       Compaq Computer Corporation ..................          712,917
     1,500       CompUSA, Inc.+ ...............................           19,593
     5,200       Computer Associates
                  International, Inc. .........................          221,650
       500       Electronic Arts, Inc.+ .......................           28,063
     5,000       EMC Corporation+ .............................          425,000
     4,100       First Data Corporation .......................          129,919
     2,000       Frontier Corporation .........................           68,000
     1,700       Harris Corporation ...........................           62,262
    15,900       Intel Corporation ............................        1,885,144
     8,600       International Business Machines
                  Corporation .................................        1,588,850
    12,300       Lucent Technologies, Inc. ....................        1,353,000
    11,100       Microsoft Corporation+ .......................        1,539,431
     5,500       Motorola, Inc. ...............................          335,844
     1,400       National Semiconductor
                  Corporation+ ................................           18,900
     1,200       Network Associates, Inc.+ ....................           79,500
       200       Northern Telecom, Ltd. .......................           10,025
     7,300       Oracle Corporation+ ..........................          314,812
     1,300       Parametric Technology
                  Corporation+ ................................           21,287
     2,100       PeopleSoft, Inc.+ ............................           39,769
     2,800       Rockwell International Corporation ...........          135,975
     2,200       Seagate Technology, Inc.+ ....................           66,549
     3,800       Sun Microsystems, Inc.+ ......................          325,375
       400       Symantec Corporation .........................            8,700
     3,900       Texas Instruments, Inc. ......................          333,694
       700       Xilinx, Inc.+ ................................           45,587
                                                                    ------------
                                                                      11,481,577
                                                                    ------------

Financial Services -- 11.8%
     3,800       American Express Company .....................          388,550
       200       AMRESCO, Inc. ................................            1,750
       600       Associated Banc Corporation ..................           20,512
     5,800       Associates First Capital
                  Corporation, Class A ........................          245,775
     1,150       Astoria Financial Corporation ................           52,612
    16,800       BankAmerica Corporation ......................        1,010,100
     2,800       BankBoston Corporation .......................          109,025
     1,999       Bank One Corporation .........................          102,074
       900       Bankers Trust Corporation ....................           76,894
     1,100       Bear Stearns Companies, Inc. .................           41,112
       600       Capital One Financial Corporation ............           69,000
     1,499       Charter One Financial, Inc. ..................           41,599
     7,100       Chase Manhattan Corporation ..................          483,244
       800       CIT Group, Inc., Class A .....................           25,450
    22,000       Citigroup, Inc. ..............................        1,089,000
       400       Colonial BancGroup, Inc. .....................            4,800
       400       Commercial Federal Corporation ...............            9,275
       700       Compass Bancshares, Inc. .....................           26,644
     1,000       Crestar Financial Corporation ................           73,375
     1,600       Dime Bancorp, Inc. ...........................           42,300
     2,500       Fannie Mae ...................................          185,000
       300       Financial Security Assurance
                  Holdings, Ltd. ..............................           16,275
       500       FINOVA Group, Inc. ...........................           26,969
       800       First American Corporation ...................           35,500
     8,400       First Union Corporation ......................          510,825
       400       First Virginia Banks, Inc. ...................           18,800
       600       Golden West Financial Corporation ............           55,012
       900       GreenPoint Financial Corporation .............           31,612
     1,300       Hibernia Corporation, Class A ................           22,587
     4,600       Household International, Inc. ................          182,275
       200       Huntington Bancshares, Inc ...................            6,012
     4,200       KeyCorp ......................................          134,400
     1,000       Lehman Brothers Holdings, Inc. ...............           44,062
     1,600       Marshall & Ilsley Corporation ................           93,500
     2,000       Mellon Bank Corporation ......................          137,500
     1,900       Mercantile Bancorporation, Inc ...............           87,637
     3,000       Merrill Lynch & Company, Inc. ................          200,250
     4,900       Morgan Stanley Dean Witter
                   & Company ..................................          347,900
     2,400       National Commerce Bancorporation .............           45,150
     1,100       North Fork Bancorporation, Inc. ..............           26,331
       300       Ocwen Financial Corporation+ .................            3,694
       800       Pacific Century Financial
                  Corporation .................................           19,500
     1,200       Paine Webber Group, Inc. .....................           46,350
       600       Peoples Heritage Financial
                   Group, Inc. ................................           12,000
     1,600       PNC Bank Corporation .........................           86,600
       306       Provident Financial Group, Inc. ..............           11,551
     1,000       Republic New York Corporation ................           45,562
     1,900       SouthTrust Corporation .......................           70,181
     3,800       Sovereign Bancorp, Inc. ......................           54,150
       900       TCF Financial Corporation ....................           21,769
     1,300       Union Planters Corporation ...................           58,906
     5,800       U.S. Bancorp .................................          205,900
        96       Waddell & Reed Financial, Inc. ...............            2,274
       141       Washington Federal, Inc. .....................            3,763
     5,700       Washington Mutual, Inc. ......................          217,669
    14,800       Wells Fargo Company ..........................          591,075
                                                                     -----------
                                                                       7,571,632
                                                                     -----------

Drugs -- 11.0%
    11,100       ALZA Corporation+ ............................          579,975
    19,600       American Home Products
                  Corporation .................................        1,103,724
     3,800       Amgen, Inc.+ .................................          397,337
    11,100       Bristol-Myers Squibb Company .................        1,485,319
     5,500       Chiron Corporation+ ..........................          144,031
     6,300       Forest Laboratories, Inc.+ ...................          335,081
     5,100       Genzyme Corporation
                  (General Division)+ .........................          253,725


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                       Endeavor Enhanced Index Portfolio
                               December 31, 1998

                                                                         Value
   Shares                                                               (Note 1)
   ------                                                               --------
COMMON STOCK -- (Continued)
Drugs (Continued)
     1,700       Immunex Corporation+ .........................       $  213,880
     1,400       Johnson & Johnson ............................          117,425
       200       Lilly (Eli) and Company ......................           17,775
     2,000       MedImmune, Inc.+ .............................          198,875
     3,400       Merck & Company, Inc. ........................          502,137
    18,400       Monsanto Company .............................          874,000
     2,800       Pfizer, Inc. .................................          351,225
     4,300       Warner-Lambert Company .......................          323,306
     2,100       Watson Pharmaceuticals, Inc.+ ................          132,037
                                                                     -----------
                                                                       7,029,852
                                                                     -----------

Consumer Staples -- 8.9%
       700       Anheuser-Busch Companies, Inc. ...............           45,937
     2,600       Bestfoods ....................................          138,450
     4,000       Campbell Soup Company ........................          220,000
     8,500       Coca-Cola Company ............................          568,437
       600       Colgate-Palmolive Company ....................           55,725
        43       Corn Products International, Inc. ............            1,306
     1,400       General Mills, Inc. ..........................          108,850
     7,900       Gillette Company .............................          381,669
     1,400       Hershey Foods Corporation ....................           87,062
     5,600       Kimberly-Clark Corporation ...................          305,200
       400       Nabisco Holdings Corporation, Class A ........           16,600
    14,100       PepsiCo, Inc. ................................          577,219
    26,400       Philip Morris Companies, Inc. ................        1,412,400
    10,300       Procter & Gamble Company .....................          940,519
     3,200       Ralston-Ralston Purina Group .................          103,600
     9,000       Sara Lee Corporation .........................          253,687
     6,200       Unilever NV, NY Shares .......................          514,212
                                                                      ----------
                                                                       5,730,873
                                                                      ----------

Telephone -- 8.2%
     3,700       Airtouch Communications, Inc.+ ...............          266,862
     4,300       Ameritech Corporation ........................          272,512
    18,000       AT&T Corporation .............................        1,354,500
     5,600       Bell Atlantic Corporation ....................          296,800
     2,200       Cincinnati Bell, Inc. ........................           83,187
    18,500       GTE Corporation ..............................        1,202,500
    18,988       MCI WorldCom, Inc.+ ..........................        1,362,374
     3,200       SBC Communications, Inc. .....................          171,600
     4,700       Tele-Communications, Inc., Class A+ ..........          259,969
                                                                      ----------
                                                                       5,270,304
                                                                      ----------

Diversified -- 7.8%
    11,700       AlliedSignal, Inc. ...........................          518,456
     3,600       Browning-Ferris Industries, Inc. .............          102,375
       856       Coltec Industries, Inc.+ .....................           16,692
     6,800       Eastman Kodak Company ........................          489,600
     1,000       Fruit of the Loom, Inc., Class A+ ............           13,812
    14,300       General Electric Company .....................        1,459,494
     1,600       General Motors Corporation ...................          114,600
     1,100       General Motors Corporation, Class H ..........           43,656
     2,200       ITT Industries, Inc. .........................           87,450
     1,800       Johnson Controls, Inc. .......................          106,200
       600       National Services Industries, Inc. ...........           22,800
     6,900       Raytheon Company, Class A ....................          356,644
       311       Sensormatic Electronics Corporation+ .........            2,157
     3,600       Tenneco, Inc. ................................          122,625
    12,400       Tyco International, Ltd. .....................          935,395
       700       Unifi, Inc. ..................................           13,694
    12,200       Waste Management, Inc. .......................          568,825
                                                                      ----------
                                                                       4,974,475
                                                                      ----------

Retail -- 6.5%
    9,400        American Stores Company ......................          347,213
    3,800        AutoZone, Inc.+ ..............................          125,163
    2,600        Circuit City Stores--Circuit City Group ......          129,838
      900        Corporate Express, Inc.+ .....................            4,669
    3,700        Costco Companies, Inc.+ ......................          267,094
    7,400        Dayton Hudson Corporation ....................          401,450
    2,600        Dillards, Inc., Class A ......................           73,775
    5,400        Federated Department Stores, Inc.+ ...........          235,238
    1,800        Gap, Inc. ....................................          101,250
    1,200        General Nutrition Companies, Inc.+ ...........           19,500
    1,100        Hannaford Brothers Company ...................           58,300
   12,700        Kmart Corporation ............................          194,469
    1,600        Lowe's Companies, Inc ........................           81,900
    4,100        May Department Stores Company ................          247,538
       98        Nine West Group, Inc.+ .......................            1,525
      600        Nordstrom, Inc. ..............................           20,813
    4,900        Penney (J.C.) Company, Inc. ..................          229,688
      600        Safeway, Inc.+ ...............................           36,563
    7,200        Sears Roebuck & Company ......................          306,000
    8,000        TJX Companies, Inc. ..........................          232,000
    6,300        Toys "R" Us, Inc.+ ...........................          106,313
   11,900        Wal-Mart Stores, Inc. ........................          969,106
                                                                      ----------
                                                                       4,189,405
                                                                      ----------

Energy -- 6.2%
    2,600        Atlantic Richfield Company (ARCO) ............          169,650
      700        Diamond Offshore Drilling, Inc. ..............           16,581
   17,100        Exxon Corporation ............................        1,250,437
    3,000        Global Marine, Inc. ..........................           27,563
       92        Input/Output, Inc.+ ..........................              673
    9,400        Mobil Corporation ............................          818,975
    3,900        Occidental Petroleum Corporation .............           65,812
    4,200        Phillips Petroleum Company ...................          179,025
   25,100        Royal Dutch Petroleum Company, NY Shares .....        1,201,662
    3,500        R & B Falcon Corporation+ ....................           26,688
      500        Smith International, Inc. ....................           12,594
      200        Texaco, Inc. .................................           10,575


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                       Endeavor Enhanced Index Portfolio
                               December 31, 1998

                                                                        Value
   Shares                                                              (Note 1)
   ------                                                              --------
COMMON STOCK -- (Continued)
Energy -- (Continued)
    3,700        Tosco Corporation ............................       $   95,737
    2,800        Unocal Corporation ...........................           81,725
      500        Valero Energy Corporation ....................           10,625
                                                                      ----------
                                                                       3,968,322
                                                                      ----------

Services -- 6.2%
    3,500        America Online, Inc.+ ........................          560,000
   24,800        Cendant Corporation+ .........................          472,750
    1,000        Circus Circus Enterprises, Inc.+ .............           11,437
    7,800        Comcast Corporation, Class A .................          457,763
    3,400        Donnelley (R.R.) & Sons Company ..............          148,963
    4,300        Equifax, Inc. ................................          147,006
      254        Extended Stay America, Inc.+ .................            2,667
    2,600        Gannett Company, Inc. ........................          167,700
    7,600        Hilton Hotels Corporation ....................          145,350
    2,700        International Game Technology ................           65,644
    1,000        Knight Ridder, Inc. ..........................           51,125
    1,900        McDonald's Corporation .......................          145,588
      713        MGM Grand, Inc.+ .............................           19,340
    5,200        Mirage Resorts, Inc.+ ........................           77,675
    3,300        New York Times Company .......................          114,469
   11,500        Seagram Company, Ltd. ........................          437,000
    7,500        Service Corporation International ............          285,469
   11,000        Tele-Communications TCI
                  Ventures Group, Class A+ .....................         259,188
      600        Time Warner, Inc. ............................           37,238
      700        Times Mirror Company, Class A ................           39,200
    2,800        Tribune Company ..............................          184,800
      200        Washington Post Company, Class B .............          115,588
                                                                      ----------
                                                                       3,945,960
                                                                      ----------

Insurance -- 3.6%
    2,000        Aetna, Inc. ..................................          157,250
   15,000        Allstate Corporation .........................          579,375
    1,200        AMBAC Financial Group, Inc. ..................           72,225
    1,600        American International Group, Inc. ...........          154,600
    2,200        Aon Corporation ..............................          121,825
    1,500        Chubb Corporation ............................           97,313
    1,700        Equitable Companies, Inc .....................           98,387
      800        Fremont General Corporation ..................           19,800
    4,400        Marsh & McLennan Companies,
                  Inc. .........................................         257,125
    1,800        MBIA, Inc. ...................................          118,013
    1,000        Mercury General Corporation ..................           43,813
      300        PMI Group, Inc. ..............................           14,813
    2,300        SAFECO Corporation ...........................           98,756
    4,000        St. Paul Companies, Inc. .....................          139,000
    1,000        Torchmark Corporation ........................           35,313
    1,100        Transamerica Corporation .....................          127,050
    1,100        Travelers Property Casualty
                  Corporation, Class A .........................          34,100
    2,500        UNUM Corporation .............................          145,938
                                                                      ----------
                                                                       2,314,696
                                                                      ----------

Utilities -- 3.0%
    1,600        Allegheny Energy, Inc. .......................           55,200
    1,600        Ameren Corporation ...........................           68,300
      991        American Electric Power
                  Company, Inc. ................................          46,639
    1,900        Baltimore Gas and Electric
                  Company ......................................          58,425
    5,200        Central & South West Corporation .............          142,675
    2,000        Cinergy Corporation ..........................           68,750
    1,300        CMS Energy Corporation .......................           62,969
    1,100        Columbia Energy Group ........................           63,525
    1,200        Consolidated Natural Gas
                  Company ......................................          64,800
    4,500        Edison International .........................          125,437
    1,500        El Paso Energy Corporation ...................           52,219
    4,300        Enron Corporation ............................          245,369
    2,500        ENSCO International, Inc. ....................           26,719
    3,100        Entergy Corporation ..........................           96,488
    1,300        GPU, Inc. ....................................           57,444
      900        Illinova Corporation .........................           22,500
      500        K N Energy, Inc. .............................           18,187
      800        New England Electric System ..................           38,500
    1,700        Northeast Utilities ..........................           27,200
    1,900        Northern States Power Company ................           52,725
    1,100        Pinnacle West Capital Corporation ............           46,612
    3,700        PG&E Corporation .............................          116,550
    2,000        PP&L Resources, Inc. .........................           55,750
    1,700        TECO Energy, Inc. ............................           47,813
    3,100        Texas Utilities Company ......................          144,731
    1,300        USEC, Inc. ...................................           18,038
      800        Western Resources, Inc. ......................           26,600
    1,400        Wisconsin Energy Corporation .................           44,013
                                                                      ----------
                                                                       1,894,178
                                                                      ----------

Basic Industry -- 2.8%
    3,700        Alcan Aluminum, Ltd. .........................          100,131
    3,700        Allegheny Teledyne, Inc. .....................           75,619
    1,700        Aluminum Company of America ..................          126,756
      600        Boise Cascade Corporation ....................           18,600
      700        Bowater, Inc. ................................           29,050
      500        Crompton & Knowles Corporation ...............           10,344
      300        Cytec Industries, Inc.+ ......................            6,375
    4,500        Dow Chemical Company .........................          409,219
    2,300        du Pont (E.I.) de Nemours
                  and Company ..................................         129,519
    2,600        Fort James Corporation .......................          104,000
    2,600        Freeport-McMoRan Copper
                  & Gold Inc., Class A+ ........................          25,188
    1,200        Georgia-Pacific Group ........................           70,275
      200        IMC Global, Inc. .............................            4,275
    1,500        Louisiana-Pacific Corporation ................           27,469
    1,400        Lyondell Chemical Company ....................           25,200
      200        Mead Corporation .............................            5,862
    1,700        Pioneer Hi-Bred International, Inc. ..........           45,900
    3,300        Praxair, Inc .................................          116,325
    1,000        Reynolds Metals Company ......................           52,688


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                       Endeavor Enhanced Index Portfolio
                               December 31, 1998

                                                                        Value
    Shares                                                             (Note 1)
    ------                                                             --------
COMMON STOCK -- (Continued)
Basic Industry -- (Continued)
      3,400       Rohm and Haas Company ......................      $   102,425
      4,356       Smurfit-Stone Container
                   Corporation+ ..............................           68,879
      2,200       Solutia, Inc. ..............................           49,225
        700       Temple-Inland, Inc. ........................           41,519
        300       Union Camp Corporation .....................           20,250
      2,700       Union Carbide Corporation ..................          114,750
                                                                     ----------
                                                                      1,779,843
                                                                     ----------

Cyclical -- 2.3%
      1,500       Cooper Tire & Rubber Company ...............           30,656
      3,700       Dana Corporation ...........................          151,238
      4,400       Ford Motor Company .........................          258,225
      1,000       Furniture Brands International, Inc.+ ......           27,250
      3,400       Genuine Parts Company ......................          113,688
      3,500       Goodyear Tire & Rubber Company .............          176,531
      2,900       Hasbro, Inc. ...............................          104,763
      1,600       Lear Corporation+ ..........................           61,600
      4,400       Leggett & Platt, Inc. ......................           96,800
      6,400       Mattel, Inc. ...............................          146,000
        400       Nike, Inc. .................................           16,225
      1,200       Owens Corning, Inc .........................           42,525
        800       Reebok International, Ltd ..................           11,900
      3,800       Sherwin-Williams Company ...................          111,625
      1,700       Whirlpool Corporation ......................           94,138
                                                                     ----------
                                                                      1,443,164
                                                                     ----------

Health Services -- 1.6%
        800       Bausch & Lomb, Inc. ........................           48,000
      5,500       Boston Scientific Corporation+ .............          147,469
      8,700       Columbia/HCA Healthcare
                   Corporation ...............................          215,325
      1,500       HCR Manor Care, Inc.+ ......................           44,063
      3,500       Health Management
                  Associates, Inc.+ ..........................           75,688
      4,700       HEALTHSOUTH Corporation+ ...................           72,556
      3,200       Humana, Inc. ...............................           57,000
        700       Medtronic, Inc. ............................           51,975
        700       Perkin-Elmer Corporation ...................           68,294
        400       Stryker Corporation ........................           22,025
      4,300       Tenet Healthcare Corporation+ ..............          112,875
      2,600       United HealthCare Corporation ..............          111,963
                                                                     ----------
                                                                      1,027,233
                                                                     ----------

Capital Goods -- 1.0%
      3,200       Caterpillar, Inc. ..........................          147,200
      2,100       Cooper Industries, Inc .....................          100,143
      4,300       Deere & Company ............................          142,438
      1,300       Eaton Corporation ..........................           91,894
        166       Foster Wheeler Corporation .................            2,189
      1,700       Grainger (W.W.), Inc. ......................           70,763
        600       Illinois Tool Works, Inc. ..................           34,800
      1,900       Parker-Hannifin Corporation ................           62,225
                                                                     ----------
                                                                        651,652
                                                                     ----------

Transportation -- 0.9%
      1,900       AMR Corporation ............................          112,812
      2,600       Burlington Northern Santa Fe
                   Corporation ...............................           87,750
        400       CNF Transportation, Inc. ...................           15,025
      2,200       CSX Corporation ............................           91,300
      3,800       Norfolk Southern Corporation ...............          120,413
        700       Ryder System, Inc. .........................           18,200
      2,500       Union Pacific Corporation ..................          112,656
        155       Wisconsin Central Transportation
                   Corporation+ ..............................            2,664
                                                                     ----------
                                                                        560,820
                                                                     ----------


                  Total Common Stock
                  (Cost $55,894,462) .........................       63,833,986
                                                                     ----------

 Principal
  Amount
  ------
U.S. TREASURY OBLIGATIONS -- 2.3%
  U.S. Treasury Bill:
$ 1,416,000       4.400% due 01/21/1999# .....................        1,412,501
                                                                   ------------
  U.S. Treasury Bond:
     75,000       6.000% due 06/30/1999 ......................           75,515
                                                                   ------------

                  Total U.S. Treasury Obligations
                    (Cost $1,487,944) ........................        1,488,016
                                                                   ------------

TOTAL INVESTMENTS
   (Cost $57,382,406*) ..............................   102.0%       65,322,002
OTHER ASSETS AND LIABILITIES (Net) ..................    (2.0)%      (1,264,294)
                                                        -----      ------------
NET ASSETS ..........................................   100.0%     $ 64,057,708
                                                        =====      ============
NET ASSETS consist of:
Undistributed net investment income ..........................     $    185,177
Accumulated net realized gain on investments sold
 and futures contracts .......................................        3,974,313
Net unrealized appreciation of investments
 and futures contracts .......................................        7,936,037
Paid-in capital ..............................................       51,962,181
                                                                   ------------
Total Net Assets .............................................     $ 64,057,708
                                                                   ============
NET ASSET VALUE, offering price and redemption
price per share of beneficial interest outstanding ...........     $      16.08
                                                                   ============
Number of Portfolio shares outstanding .......................        3,983,565
                                                                   ============

---------------------
* Aggregate cost for federal tax purposes was $57,480,030.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviation:
ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      Endeavor Opportunity Value Portfolio
                               December 31, 1998

                                                                        Value
   Shares                                                              (Note 1)
   ------                                                              --------
COMMON STOCK -- 84.5%
Banking -- 13.6%
    25,000       BankBoston Corporation .......................       $  973,437
    43,750       Citigroup, Inc. ..............................        2,165,625
     1,900       M & T Bank Corporation .......................          985,981
    52,000       Wells Fargo Company ..........................        2,076,750
                                                                      ----------
                                                                       6,201,793
                                                                      ----------

Diversified Chemicals -- 8.9%
     7,500       Dow Chemical Company .........................          682,031
    32,600       DuPont (E.I.) de Nemours & Company ...........        1,835,787
     6,800       Hercules, Inc. ...............................          186,150
    13,900       Monsanto Company .............................          660,249
    30,000       Solutia, Inc. ................................          671,250
                                                                      ----------
                                                                       4,035,467
                                                                      ----------

Financial Services -- 6.4%
    45,000       Freddie Mac ..................................        2,899,687
                                                                      ----------

Manufacturing and Engineering -- 6.1%
     5,100       AlliedSignal, Inc. ...........................          225,994
    19,100       Caterpillar, Inc. ............................          878,600
    14,000       Computer Associates International, Inc. ......          596,750
    15,000       Minnesota Mining & Manufacturing Company .....        1,095,000
                                                                      ----------
                                                                       2,796,344
                                                                      ----------

Entertainment -- 5.9%
    43,000       Time Warner, Inc. ............................        2,668,688
                                                                      ----------

Restaurants -- 5.8%
    34,500       McDonald's Corporation .......................        2,643,562
                                                                      ----------

Insurance -- 5.3%
    24,200       Ace, Ltd. ....................................          833,388
    21,300       EXEL Ltd., Class A ...........................        1,597,500
                                                                      ----------
                                                                       2,430,888
                                                                      ----------

Telecommunications -- 4.8%
    14,500       Sprint Corporation ...........................        1,219,813
    15,000       US WEST, Inc. ................................          969,375
                                                                      ----------
                                                                       2,189,188
                                                                      ----------

Food and Beverages -- 3.6%
    36,000       Diageo Plc, Sponsored ADR ....................        1,665,000
                                                                      ----------

Consumer Non-Durables -- 3.3%
    28,000       Philip Morris Companies, Inc. ................        1,498,000
                                                                      ----------

Consumer Durables -- 3.0%
    34,000       ITT Industries, Inc. .........................        1,351,500
                                                                      ----------

Aerospace and Defense -- 2.8%
    38,900       Boeing Company ...............................        1,269,113
                                                                      ----------

Printing and Graphic Design -- 2.3%
    24,000       Donnelley (R.R.) & Sons Company ..............        1,051,500
                                                                      ----------

Media -- 2.0%
    37,000       News Corporation (The), Ltd., Sponsored ADR...          913,438
                                                                      ----------

Paper and Paper Products -- 1.9%
    20,800       Champion International Corporation ...........          842,400
                                                                      ----------

Air Transportation -- 1.8%
    14,000       UAL Corporation ..............................          835,625
                                                                      ----------

Diversified -- 1.8%
     8,500       Tenneco, Inc. ................................          289,530
     7,000       Textron, Inc. ................................          531,563
                                                                      ----------
                                                                         821,093
                                                                      ----------

Toys, Games and Hobbies -- 1.4%
    27,500       Mattel, Inc. .................................          627,344
                                                                      ----------

Energy -- 1.2%
    18,000       Unocal Corporation ...........................          525,375
                                                                      ----------

Health Care -- 1.1%
    20,000       Tenet Healthcare Corporation+ ................          525,000
                                                                      ----------

Electronics -- 0.8%
    10,000       Varian Associates, Inc. ......................          378,750
                                                                      ----------

Drugs and Medical Products -- 0.7%
     7,000       Becton, Dickinson & Company ..................          298,813
                                                                      ----------

                 Total Common Stock
                   (Cost $36,709,098) .........................       38,468,568
                                                                      ----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      Endeavor Opportunity Value Portfolio
                               December 31, 1998

   Principal                                                            Value
    Amount                                                             (Note 1)
    ------                                                             --------
COMMERCIAL PAPER - 10.4%
$  2,000,000         Ford Motor Credit Corporation,
                      5.180% due 01/26/1999#......................  $  1,992,806
     530,000         General Electric Capital Corporation,
                      5.350% due 01/07/1999#......................       529,527
     204,000         General Electric Capital Services,
                      5.330% due 01/13/1999#......................       203,638
   2,000,000         Household Finance Corporation,
                      5.380% due 01/19/1999#......................     1,994,620
                                                                    ------------
                     Total Commercial Paper
                      (Cost $4,720,591)...........................     4,720,591
                                                                    ------------
AGENCY SECURITY - 5.0% (Cost $2,274,185)
Federal Home Loan Bank (FHLB)
   2,275,000         FHLB, Discount Notes,
                      5.218% due 01/04/1999#......................     2,274,185
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $43,703,874*).....................................   99.9%    45,463,344
OTHER ASSETS AND LIABILITIES (Net)........................    0.1%        42,943
                                                            -----   ------------
NET ASSETS................................................  100.0%  $ 45,506,287
                                                            =====   ============
NET ASSETS consist of:
Undistributed net investment income...............................  $    467,076
Accumulated net realized gain on investments sold.................       418,980
Net unrealized appreciation of investments........................     1,759,470
Paid-in capital...................................................    42,860,761
                                                                    ------------
Total Net Assets..................................................  $ 45,506,287
                                                                    ============
NET ASSET VALUE, offering price and redemption
price per share of beneficial interest outstanding................  $      12.22
                                                                    ============


Number of Portfolio shares outstanding............................     3,723,147
                                                                    ============

------------------
* Aggregate cost for federal tax purposes was $43,703,874.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviation:
ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------


                             Endeavor Series Trust
                        Endeavor Value Equity Portfolio
                               December 31, 1998

                                                                         Value
    Shares                                                             (Note 1)
    ------                                                             --------
COMMON STOCK -- 96.9%
Insurance -- 22.2%
    330,000      Ace, Ltd. ....................................     $11,364,375
    100,000      AFLAC, Inc. ..................................       4,400,000
     30,450      American International Group, Inc. ...........       2,942,230
      2,940      Berkshire Hathaway, Inc., Class B ............       6,909,000
    202,000      Everest Reinsurance Holdings, Inc. ...........       7,865,375
    197,890      EXEL Ltd., Class A ...........................      14,841,750
     20,000      Markel Corporation+ ..........................       3,620,000
     75,000      RenaissanceRe Holdings, Ltd. .................       2,746,875
                                                                    ------------
                                                                     54,689,605
                                                                    ------------


Financial Services -- 11.5%
    159,000      Citigroup, Inc. ..............................       7,870,500
    220,795      Conseco, Inc. ................................       6,748,047
    120,000      Countrywide Credit Industries, Inc. ..........       6,022,500
    119,000      Freddie Mac ..................................       7,668,062
                                                                    ------------
                                                                     28,309,109
                                                                    ------------

Aerospace and Defense -- 7.3%
    176,000      AlliedSignal, Inc. ...........................       7,799,000
     58,000      General Dynamics Corporation .................       3,400,250
     78,000      Lockheed Martin Corporation ..................       6,610,500
                                                                    ------------
                                                                     17,809,750
                                                                    ------------

Diversified -- 5.9%
     87,000      Minnesota Mining
                 & Manufacturing Company ......................       6,351,000
    107,000      Textron, Inc .................................       8,125,313
                                                                    ------------
                                                                     14,476,313
                                                                    ------------

Electronics -- 5.1%
     71,000      Avnet, Inc. ..................................       4,251,125
    173,000      Rockwell International Corporation ...........       8,401,313
                                                                    ------------
                                                                     12,652,438
                                                                    ------------

Consumer Non-Durables -- 3.7%
    168,000      Philip Morris Companies, Inc. ................       8,988,000
                                                                    ------------

Entertainment and Leisure -- 3.5%
    106,000      Carnival Corporation .........................       5,088,000
     80,000      SABRE Group Holdings, Inc.+ ..................       3,560,000
                                                                    ------------
                                                                      8,648,000
                                                                    ------------

Machinery -- 3.4%
    228,000      Dover Corporation ............................       8,350,500
                                                                    ------------

Banking -- 3.4%
     80,000      BankBoston Corporation .......................       3,115,000
    130,000      Wells Fargo Company ..........................       5,191,875
                                                                    ------------
                                                                      8,306,875
                                                                    ------------

Transportation -- 2.9%
     82,000      AMR Corporation ..............................       4,868,750
    122,000      Canadian Pacific, Ltd. .......................       2,302,750
                                                                    ------------
                                                                      7,171,500
                                                                    ------------

Restaurants -- 2.9%
     92,000      McDonald's Corporation .......................       7,049,500
                                                                    ------------

Retail -- 2.3%
     95,500      May Department Stores Company ................       5,765,813
                                                                    ------------

Diversified Chemicals -- 2.3%
     80,000      duPont (E.I.) de Nemours
                 & Company ....................................       4,505,000
     44,000      Hercules, Inc. ...............................       1,204,500
                                                                    ------------
                                                                      5,709,500
                                                                    ------------


Manufacturing and Engineering -- 2.2%
  120,000        Caterpillar, Inc. ............................       5,520,000
                                                                    ------------

Automotive Manufacturing -- 2.1%
  150,600        LucasVarity Plc, ADR .........................       5,045,100
                                                                    ------------

Drugs and Medical Products -- 2.0%
  118,000        Becton, Dickinson & Company ..................       5,037,125
                                                                    ------------

Office Supplies and Forms -- 2.0%
  110,000        Avery Dennison Corporation ...................       4,956,875
                                                                    ------------

Health Care -- 1.9%
  180,000        Tenet Healthcare Corporation+ ................       4,725,000
                                                                    ------------

Communications -- 1.7%
   43,000        Sprint Corporation ...........................       3,617,375
   21,500        Sprint PCS Group+ ............................         497,188
                                                                    ------------
                                                                      4,114,563
                                                                    ------------

Cosmetics and Toiletries -- 1.6%
   90,000        International Flavors
                 & Fragrances, Inc. ...........................       3,976,875
                                                                    ------------

Advertising -- 1.6%
   68,200        Omnicom Group, Inc. ..........................       3,955,600
                                                                    ------------

Food and Beverages -- 1.4%
   74,800        Diageo Plc, Sponsored ADR ....................       3,459,500
                                                                    ------------

Paper and Related Products -- 1.2%
   70,000        Champion International Corporation ...........       2,835,000
                                                                    ------------

Photo Equipment and Supplies -- 0.7%
   90,000        Polaroid Corporation .........................       1,681,875
                                                                    ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                              Endeavor Series Trust
                        Endeavor Value Equity Portfolio
                               December 31, 1998


                                                                       Value
      Shares                                                          (Note 1)
      ------                                                          --------
COMMON STOCK (Continued)
Publishing -- 0.6%
     50,000      Reed International  Plc,
                  Sponsored ADR ...............................    $  1,575,000
                                                                    ------------

Toys, Games and Hobbies -- 0.6%
     59,375       Mattel, Inc. ................................       1,354,492
                                                                    ------------
Networking -- 0.5%
     46,000       Arrow Electronics, Inc. .....................       1,227,625
                                                                    ------------

Textiles and Apparel -- 0.4%
     50,000       Unifi, Inc. .................................         978,125
                                                                    ------------

                 Total Common Stock
                  (Cost $177,078,407) .........................     238,369,658
                                                                    ------------

        Principal
         Amount

 COMMERCIAL PAPER -- 2.7%  (Cost $6,744,222)
 $6,756,000      John Deere Capital Corporation,
                   5.230% due 01/13/1999# .....................       6,744,222
                                                                    ------------

 AGENCY SECURITY -- 0.5% (Cost $1,199,570)
  1,200,000      Federal Home Loan Bank (FHLB),
                  4.300% due 01/04/1999# ......................       1,199,570
                                                                    ------------

 TOTAL INVESTMENTS
      (Cost $185,022,199*). ...........................  100.1%     246,313,450
 OTHER ASSETS AND LIABILITIES (Net). ..................   (0.1)%       (211,586)
                                                         -----    -------------
 NET ASSETS. ..........................................  100.0%   $ 246,101,864
                                                         =====    =============
 NET ASSETS consist of:
 Undistributed net investment income. .........................   $   2,612,240
 Accumulated net realized gain on investments sold ............       9,490,546
 Net unrealized appreciation of investments,
  foreign currencies and net other assets .....................      61,291,401
Paid-in capital ...............................................     172,707,677
                                                                    ------------

Total Net Assets ..............................................   $ 246,101,864
                                                                  =============

NET ASSET VALUE, offering price and redemption
  price per share of beneficial interest outstanding ..........   $       21.68
                                                                  =============

Number of Portfolio shares outstanding ........................      11,351,092
                                                                  =============

-------------------
* Aggregate cost for federal tax purposes was $185,022,199.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviation:
ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      Endeavor Asset Allocation Portfolio
                               December 31, 1998

                                                                        Value
   Shares                                                              (Note 1)
   ------                                                              --------
COMMON STOCK -- 67.0%
Technology -- 10.5%
    66,275       Cisco Systems, Inc.+ .........................       $6,151,148
    18,900       Eastman Kodak Company ........................        1,360,800
    59,100       Intel Corporation ............................        7,007,044
    72,800       Microsoft Corporation+ .......................       10,096,450
   112,300       United Technologies Corporation ..............       12,212,625
                                                                    ------------
                                                                      36,828,067
                                                                    ------------

Diversified Operations -- 8.5%
        83       Berkshire Hathaway Inc., Class A+ ............        5,810,000
     1,008       Berkshire Hathaway, Inc., Class B ............        2,352,000
    68,200       General Electric Company .....................        6,960,663
    32,900       Textron, Inc. ................................        2,498,344
   161,000       Tyco International, Ltd. .....................       12,145,437
                                                                    ------------
                                                                      29,766,444
                                                                    ------------

Medical Services and Supplies -- 7.4%
    34,000       Amgen, Inc.+ .................................        3,555,125
    46,300       Bausch & Lomb, Inc. ..........................        2,778,000
    51,500       Genzyme Corporation (General Division)+ ......        2,562,125
         1       Genzyme Molecular Oncology+ ..................                2
    16,300       Johnson & Johnson ............................        1,367,163
    34,700       Lilly (Eli) & Company ........................        3,083,963
    46,300       Merck & Co., Inc. ............................        6,837,931
    45,700       Pfizer, Inc. .................................        5,732,494
                                                                    ------------
                                                                      25,916,803
                                                                    ------------

Telecommunications -- 6.4%
    76,900       AT&T Corporation .............................        5,786,725
    20,600       Comcast Corporation, Class A .................        1,183,213
    33,500       Comcast Corporation, Special Class A .........        1,966,031
     5,000       Lucent Technologies, Inc. ....................          550,000
    55,300       MCI WorldCom, Inc.+ ..........................        3,967,775
    44,300       Motorola, Inc. ...............................        2,705,069
    81,300       Tele-Communications
                 Liberty Media Group, Class A+ ................        3,744,881
    36,200       Tele-Communications, Inc.+ ...................        2,002,312
     6,600       Uniphase Corporation+ ........................          457,875
                                                                    ------------
                                                                      22,363,881
                                                                    ------------

Media and Entertainment -- 5.4%
    57,600       Chancellor Media Corporation+ ................        2,757,600
   226,500       Clear Channel Communications, Inc.+ ..........       12,344,250
    63,000       Time Warner, Inc. ............................        3,909,937
                                                                    ------------
                                                                      19,011,787
                                                                    ------------

Insurance -- 4.6%
    44,400       Ace, Ltd. ....................................        1,529,025
    37,300       Allstate Corporation .........................        1,440,713
    10,700       American Bankers Insurance Group, Inc. .......          517,613
   108,400       Loews Corporation ............................       10,650,300
    35,000       Reinsurance Group of America, Inc. ...........        2,126,250
                                                                    ------------
                                                                      16,263,901
                                                                    ------------

Computer Services and Software -- 4.1%
    22,500       America Online, Inc.+ ........................        3,600,000
    74,400       Compaq Computer Corporation ..................        3,120,150
    29,300       Dell Computer Corporation+ ...................        2,144,394
    17,400       International Business Machines Corporation ..        3,214,650
    57,700       Novell, Inc.+ ................................        1,045,812
    30,100       Oracle Corporation+ ..........................        1,298,062
                                                                    ------------
                                                                      14,423,068
                                                                    ------------

Banking and Financial Services -- 3.8%
    55,700       American Express Company .....................        5,695,325
    52,450       Citigroup, Inc. ..............................        2,596,275
    17,900       First Union Corporation ......................        1,088,544
    28,100       Fleet Financial Group, Inc. ..................        1,255,719
    21,400       Merrill Lynch & Company, Inc. ................        1,428,450
    40,700       PIMCO Advisors Holdings, LP ..................        1,266,787
                                                                    ------------
                                                                      13,331,100
                                                                    ------------

Retail -- 3.7%
    16,900       CostCo Companies, Inc.+ ......................        1,219,969
    70,650       Gap, Inc. ....................................        3,974,063
    79,898       Home Depot, Inc. .............................        4,888,759
    30,300       Staples, Inc.+ ...............................        1,323,731
   105,500       Toys "R" Us, Inc.+ ...........................        1,780,312
                                                                    ------------
                                                                      13,186,834
                                                                    ------------

Aerospace and Defense -- 3.3%
    38,700       Cordant Technologies, Inc. ...................        1,451,250
    92,500       Gulfstream Aerospace Corporation+ ............        4,925,625
    79,600       Litton Industries, Inc. ......................        5,193,900
                                                                    ------------
                                                                      11,570,775
                                                                    ------------

Food and Beverages -- 2.6%
    31,200       Coca-Cola Company ............................        2,086,500
    95,200       Coca-Cola Enterprises, Inc. ..................        3,403,400
    27,000       Quaker Oats Company ..........................        1,606,500
    72,700       Ralston-Ralston Purina Group .................        2,353,662
                                                                    ------------
                                                                       9,450,062
                                                                    ------------

Office Automation and Equipment-- 2.0%
   103,400       Knoll, Inc.+ .................................        3,063,225
    60,600       Pitney Bowes, Inc. ...........................        4,003,387
                                                                    ------------
                                                                       7,066,612
                                                                    ------------

Consumer Non-Durables -- 1.8%
   119,100       Philip Morris Companies, Inc. ................        6,371,850
                                                                    ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      Endeavor Asset Allocation Portfolio
                               December 31, 1998

                                                                        Value
    Shares                                                             (Note 1)
    ------                                                             --------
COMMON STOCK -- (Continued)
Transportation -- 1.6%
    69,700       Continental Airlines, Inc.+ ..................       $2,334,950
    85,200       General Motors Corporation, Class H ..........        3,381,375
                                                                    ------------
                                                                       5,716,325
                                                                    ------------

Printing & Publishing -- 1.0%
    35,900       News Corporation (The), Ltd.,
                 Sponsored ADR ................................          886,281
    73,266       Nielsen Media Research, Inc. .................        1,318,788
    16,600       Pulitzer Publishing Company ..................        1,437,975
                                                                    ------------
                                                                       3,643,044
                                                                    ------------

Oil and Gas -- 0.3%
    16,200       Exxon Corporation ............................        1,184,625
                                                                    ------------

Total Common Stock
                 (Cost $192,200,379) ..........................      236,095,178
                                                                    ------------

   Principal
    Amount
    ------
MORTGAGE-BACKED SECURITIES -- 22.4%
   Federal Home Loan Mortgage
    Corporation (FHLMC) -- 4.0%
         FHLMC:
$  819,103       11.500% due 05/01/2020 .......................          916,691
   417,467       6.138% due 06/15/2020# .......................          447,211
   258,651       6.130% due 12/15/2021# .......................          261,155
   275,735       5.985% due 10/15/2026# .......................          275,928
   449,063       6.156% due 02/15/2028# .......................          451,025
   709,616       9.500% due 07/01/2028 ........................          758,174
 5,775,000       6.000% due 12/15/2028 ........................        5,701,658
 2,275,000       6.000% due 01/15/2029# .......................        2,246,108
 3,200,000       6.000% due 01/15/2029 ........................        3,159,680
                                                                    ------------
                                                                      14,217,630
                                                                    ------------

Federal National Mortgage
  Association (FNMA) -- 14.6%
         FNMA:
 1,760,000       6.400% due 09/27/2005 ........................        1,865,882
 2,020,000       6.340% due 02/04/2008 ........................        2,069,874
   758,499       10.000% due 11/01/2018 .......................          828,963
   768,940       11.000% due 09/01/2019 .......................          848,648
   286,924       5.544% due 03/25/2024# .......................          287,461
    71,257       5.794% due 03/25/2024# .......................           71,902
   689,046       9.000% due 07/01/2025 ........................          734,592
   796,177       9.000% due 04/01/2026 ........................          847,674
   241,583       6.188% due 07/18/2027# .......................          242,912
   680,371       5.808% due 04/18/2028# .......................          681,188
   684,196       5.952% due 06/17/2028# .......................          685,222
11,700,000       6.000% due 12/15/2028 ........................       11,544,390
28,825,000       6.000% due 01/25/2029 ........................       28,441,628
 2,500,000       6.000% due 02/15/2029 ........................        2,465,000
                                                                    ------------
                                                                      51,615,336
                                                                    ------------
Government National Mortgage
  Association (GNMA) -- 3.8%
         GNMA:
$  235,376       10.500% due 12/15/2014 .......................       $  257,045
   148,168       9.500% due 04/15/2017 ........................          159,150
   126,182       9.500% due 05/15/2017 ........................          135,534
   228,499       9.500% due 08/15/2017 ........................          245,436
   773,055       10.000% due 08/15/2017 .......................          836,971
   117,146       9.500% due 10/15/2017 ........................          125,829
    71,122       9.500% due 11/15/2017 ........................           76,394
   204,390       9.500% due 07/15/2018 ........................          219,488
   247,774       9.500% due 09/15/2019 ........................          266,015
   497,835       9.000% due 12/15/2019 ........................          531,987
   781,079       9.500% due 06/15/2020 ........................          838,582
   789,531       10.000% due 12/15/2020 .......................          855,402
   801,266       9.500% due 12/15/2021 ........................          860,455
   982,474       6.875% due 01/20/2025 ........................          997,516
   408,042       10.000% due 02/15/2025 .......................          442,085
   244,935       6.875% due 02/20/2025 ........................          248,648
   775,209       6.875% due 03/20/2025 ........................          787,326
   804,622       6.875% due 04/20/2025 ........................          818,589
   110,907       6.875% due 05/20/2025 ........................          112,183
 1,265,631       6.875% due 06/20/2025 ........................        1,279,793
   469,427       7.000% due 07/20/2025 ........................          476,613
   434,157       6.063% due 09/16/2027# .......................          436,718
   564,884       6.625% due 09/20/2027 ........................          571,854
   269,147       6.500% due 10/20/2027 ........................          272,258
   729,651       6.500% due 11/20/2027 ........................          738,085
   239,726       6.500% due 12/20/2027 ........................          242,461
   655,441       10.000% due 07/15/2022 .......................          710,124
                                                                    ------------
                                                                      13,542,541
                                                                    ------------

                 Total Mortgage-Backed Securities
                  (Cost $79,295,985) ..........................       79,375,507


CORPORATE BONDS -- 7.9%
                 Associates Corporation of
                  North America, Senior Notes:
   150,000       5.250% due 03/30/2000 ........................          149,726
   350,000       6.000% due 06/15/2000 ........................          352,943
   190,000       6.000% due 07/15/2005 ........................          194,104
   100,000       BankAmerica Capital II,
                 Company Guarantee,
                 8.000% due 12/15/2026 ........................          110,315
   375,000       BankAmerica Institutional Capital,
                 Company Guarantee,
                 8.070% due 12/31/2026++ ......................          421,838
   435,000       Becton Dickinson, Debentures,
                 6.700% due 08/01/2028 ........................          461,705
   135,000       BT Capital Trust, Company Guarantee,
                 7.900% due 01/15/2027 ........................          134,360
   395,000       BT Institutional Capital Trust,
                 8.090% due 12/01/2026++ ......................          405,981


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      Endeavor Asset Allocation Portfolio
                               December 31, 1998

  Principal                                                               Value
    Amount                                                              (Note 1)
    ------                                                              --------
CORPORATE BONDS -- (Continued)
   $450,000      Burlington Northern Santa Fe,
                    Debentures,
                    6.700% due 08/01/2028 .....................          461,700
    230,000      Chase Manhattan Corporation,
                    Senior Subordinate Notes,
                    6.000% due 11/01/2005 .....................          232,843
    505,000      Chrysler Corporation, Debentures,
                    7.450% due 03/01/2027 .....................          579,674
    495,000      CIT Group, Inc., Senior Notes,
                    5.910% due 11/23/2005 .....................          498,811
    340,000      CitiCorp,
                    6.375% due 11/15/2008 349,775
                 Comcast Cable Communications, Inc.:
    265,000         8.375% due 05/01/2007 .....................          307,456
    110,000         6.200% due 11/15/2008 .....................          112,022
                 Comdisco Inc.:
    600,000         6.500% due 04/30/1999 .....................          600,810
    350,000         6.375% due 11/30/2001 .....................          351,516
    490,000      Continental Airlines, Inc.,
                    Pass Through Certificates,
                    6.648% due 03/15/2019 .....................          482,219
    185,000      Cox Communications, Inc.,
                    Debentures,
                    6.800% due 08/01/2028 .....................          193,689
    225,000      Dayton-Hudson Corporation,
                    Debentures,
                    6.650% due 08/01/2028 .....................          228,143
    375,000      Enron Corporation,
                    6.950% due 07/15/2028 .....................          375,900
                 EOP Operating LLP:
    215,000         6.763% due 06/15/2007 .....................          214,592
    115,000         7.250% due 06/15/2028++ ...................          105,377
    285,000      Equifax, Inc.,
                    6.300% due 07/01/2005 .....................          294,149
    240,000      Equitable Companies, Inc.,
                    6.500% due 04/01/2008 .....................          250,121
    250,000      Equitable Life Assurance,
                    6.950% due 12/01/2005++ ...................          262,525
    640,000      Farmers Exchange Capital Insurance,
                    7.050% due 07/15/2028++ ...................          641,536
                 Federal Express Corporation,
                    Pass Through Certificates:
    120,000         7.020% due 01/15/2016 .....................          119,100
    315,000         6.845% due 01/15/2019 .....................          317,993
    306,473      Fifty Seventh Street Association,
                    7.125% due 06/01/2017 .....................          319,498
    410,000      First Chicago Bank, NBD,
                    7.950% due 12/01/2026 .....................          449,791
    395,000      First Union Institutional Capital,
                    8.040% due 12/01/2026 .....................          435,041
    275,000      Florida Windstorm,
                    6.700% due 08/25/2004++ ...................          283,525
                 Ford Motor Company,
    435,000         6.500% due 08/01/2018 .....................          452,139
    645,000      General Motors Corporation,
                    Debentures,
                    6.750% due 05/01/2028 .....................          667,143
    665,000      GTE Corporation,
                    6.940% due 04/15/2028 .....................          722,223
    335,000      Hartford Life Insurance Company,
                    Debentures,
                    7.650% due 06/15/2027 .....................          373,250
    600,000      Household Finance Corporation,
                    6.375% due 08/01/2010 .....................          616,500
    300,000      J. Seagram & Sons,
                    Company Guarantee,
                    7.600% due 12/15/2028 .....................          301,966
    615,000      Kroger Company,
                    6.800% due 12/15/2018 .....................          621,642
                 Lafarge Corporation, Senior Notes,
    305,000         6.375% due 07/15/2005 .....................          312,277
    105,000         6.500% due 07/15/2008 .....................          108,759
    350,000      Lehman Brothers, Inc.,
                    Senior Subordinate Notes,
                    7.125% due 07/15/2002 .....................          357,346
    220,000      Liberty Financial Company,
                    Debentures,
                    7.625% due 11/15/2028 .....................          235,873
    400,000      Lockheed Martin Corporation,
                    Company Guarantee,
                    7.250% due 05/15/2006 .....................          432,764
    340,000      Lowe's Companies, Inc., Debentures,
                    6.875% due 02/15/2028 .....................          356,901
     15,000      May Department  Stores Company,
                    Debentures,
                    9.750% due 02/15/2021 .....................           19,783
                 Metropolitan Life Insurance Company:
    250,000         7.450% due 11/01/2023++ ...................          256,250
    250,000         7.800% due 11/01/2025++ ...................          282,975
    475,000      Monsanto Company,
                    6.600% due 12/01/2028++ ...................          476,188
    250,000      Nationwide Mutual Insurance,
                    7.500% due 02/15/2024++ ...................          254,470
    435,000      Neiman Marcus Group, Inc.,
                    Senior Notes,
                    6.650% due 06/01/2008 .....................          436,479
    300,000      News America Holdings, Inc.,
                    Senior Notes,
                    8.500% due 02/15/2005 .....................          336,681
    460,000      News America, Inc., Debentures,
                    7.280% due 06/30/2028 .....................          474,214
    350,000      Norwest Corporation,
                    Medium Term Note,
                    6.125% due 10/15/2000 .....................          354,599
    180,000      Oxymar, Company Guarantee,
                    7.500% due 02/15/2016++ ...................          183,715
    250,000      Praxair, Inc., Debentures,
                    8.700% due 07/15/2022 .....................          260,470
    425,000      Prime Property Funding II,
                    6.800% due 08/15/2002++ ...................          423,342


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      Endeavor Asset Allocation Portfolio
                               December 31, 1998


    Principal                                                          Value
     Amount                                                           (Note 1)
     ------                                                           --------

CORPORATE BONDS -- (Continued)
    425,000      Prudential Insurance Company,
                    8.300% due 07/01/2025++ ...................     $    474,925
    535,000      Scotia Pacific Company, LLC,
                   Collateralized Notes,
                   7.710% due 01/20/2028++ ....................          477,434
  1,000,000      Southwest Airlines Company,
                 Debentures,
                   7.375% due 03/01/2027 ......................        1,053,100
    460,000      TCI Communications, Inc.,
                   Debentures,
                   7.875% due 02/15/2026 ......................          544,612
    290,000      Tennessee Gas Pipeline, Debentures,
                   7.000% due 10/15/2028 ......................          298,062
    350,000      Texas Utilities Electric Company,
                   First Mortgage Bond,
                    7.875% due 03/01/2023 .....................          377,755
    800,000      Time Warner Entertainment,
                   Debentures,
                    8.375% due 03/15/2023 .....................          971,184
    535,000      United Technologies Corporation,
                    6.700% due 08/01/2028 .....................          572,504
    265,000      US Airways Inc.,
                   Pass Through Certificates,
                    6.850% due 07/30/2019 .....................          267,226
    590,000      USA Waste Services, Inc.,
                   Senior Notes,
                    7.000% due 07/15/2028 .....................          606,402
    345,000      Washington Mutual, Inc.,
                   Company Guarantee,
                    8.375% due 06/01/2027 .....................          378,406
    315,000      Williams Companies, Inc.,
                    6.200% due 08/01/2002 .....................          316,764
    625,000      WorldCom, Inc., Senior Notes,
                    6.950% due 08/15/2028 .....................          671,025
    885,000      World Financial Properties, Inc.,
                   Pass Through Certificates,
                    6.950% due 09/01/2013++ ...................          915,709
                                                                    ------------

                 Total Corporate Bonds
                       (Cost $27,280,084) .....................       27,941,835
                                                                    ------------

ASSET-BACKED SECURITIES --  4.6%
    425,000      Advanta Mortgage Loan Trust,
                    6.530% due 09/25/2012 .....................          424,872
    525,000      Americredit Automobile
                   Receivables Trust,
                    5.425% due 06/12/2001# ....................          523,845
                 Arcadia Automobile
                   Receivables Trust:
    750,000         5.900% due 11/15/2002 .....................          751,725
    750,000         6.375% due 01/15/2003 .....................          757,800
    775,000         6.200% due 05/15/2003 .....................          780,193
    450,000      BankBoston Home Equity Loan Trust,
                    6.280% due 11/25/2010 .....................          449,865
    750,000      Citibank Credit Card Master Trust,
                     5.651% due 05/15/2002# ...................          747,975
    600,000      Comed Transitional Funding Trust,
                    5.380% due 03/25/2002 .....................          599,640
    525,000      ContiMortgage Home Equity
                   Loan Trust,
                    5.565% due 03/15/2013# ....................          523,110
    550,000      Daimler-Benz Vehicle Trust,
                    5.230% due 12/20/2001 .....................          549,230
    373,476      Empire Funding Home Loan
                   Owner Trust,
                    5.650% due 04/25/2028# ....................          372,767
                 First Plus Home Loan Trust:
    489,705         5.460% due 03/10/2008# ....................          487,453
    493,796         5.450% due 10/12/2009# ....................          490,982
    550,000         5.450% due 11/10/2010# ....................          547,855
                 First Security Auto Grantor Trust:
    650,000         5.182% due 06/15/2001 .....................          648,115
    490,094         6.100% due 04/15/2003 .....................          494,049
    423,868         5.970% due 04/15/2004 .....................          426,030
    525,000      First USA Credit Card Master Trust,
                    5.684% due 09/17/2003# ....................          523,850
                 Ford Credit Auto Owner Trust:
    575,000         6.050% due 04/15/2001 .....................          577,185
    215,000         6.625% due 10/01/2028 .....................          220,790
    515,118      Green Tree Financial Corporation,
                    5.850% due 11/01/2029 .....................          514,242
    519,979      Green Tree Home Equity Loan Trust,
                    5.950% due 07/15/2029 .....................          519,823
  1,075,000         IMC Home Equity Loan Trust,
                    6.310% due 12/20/2012 .....................        1,071,990
    466,832      Nissan Auto
                   Receivables Grantor Trust,
                    6.150% due 02/15/2003 .....................          468,582
    400,000      Rental Car Finance Corporation,
                    6.450% due 08/25/2005++ ...................          399,320
    451,218      Residential Funding Mortgage
                   Securities,
                    5.259% due 02/25/2010# ....................          448,375
    625,000      Team Fleet Financing Corporation,
                    6.130% due 10/25/2004 ......................         616,875
                 WFS Financial Owner
                 Trust:
    661,310         5.783% due 11/20/2000 .....................          661,112
    513,392         6.100% due 03/20/2002 .....................          514,367
    399,778      World Omni Automobile
                   Lease Securitization,
                    6.080% due 11/25/2003 .....................          401,149
                                                                    ------------

                 Total Asset-Backed Securities
                       (Cost $16,540,410) .....................       16,513,166
                                                                    ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      Endeavor Asset Allocation Portfolio
                               December 31, 1998

     Principal                                                        Value
      Amount                                                         (Note 1)
      ------                                                         --------
AGENCY SECURITIES -- 10.9%
$ 6,390,000      Federal Home Loan Bank (FHLB),
                    4.500% due 01/04/1999#                        $   6,387,604
                                                                  -------------
Federal Home Loan Mortgage
Corporation (FHLMC):
 12,121,000      4.500% due 01/04/1999#                              12,116,455
 10,000,000      5.110% due 01/08/1999#                               9,990,064
 10,000,000      5.060% due 01/14/1999#                               9,981,220
                                                                  -------------
                                                                     32,087,739
                                                                  -------------

                 Total Agency Securities
                  (Cost $38,475,343)                                 38,475,343
                                                                  -------------

U.S. TREASURY OBLIGATIONS -- 2.6%
U.S. Treasury Inflation Index Notes:
    254,955      3.625% due 07/15/2002                                  253,043
  7,029,362      3.375% due 01/15/2007                                6,791,769
  2,105,754      3.625% due 01/15/2008                                2,065,618
                                                                  -------------
                 Total U.S. Treasury Obligations
                 (Cost $9,151,250)                                    9,110,430
                                                                  -------------

     Shares
     ------
PREFERRED STOCK -- 0.4% (Cost $981,385)
     69,500      Loral Space & Communications, Ltd.,
                   Convertible Series C, 6.000%                       1,237,969
                                                                  -------------

TOTAL INVESTMENTS
 (Cost $363,924,836*)                                     115.8%    408,749,428
OTHER ASSETS AND LIABILITIES (Net)                        (15.8)%   (55,748,617)
                                                          ------  -------------
NET ASSETS                                                100.0%  $ 353,000,811
                                                          ======  =============

NET ASSETS consist of:
Undistributed net investment income                               $   6,126,905
Accumulated net realized gain on investments sold
  and futures contracts                                              80,487,761
Net unrealized appreciation of investments and
  futures contracts                                                  44,820,625
Paid-in capital                                                     221,565,520
                                                                  -------------
Total Net Assets                                                  $ 353,000,811
                                                                  =============

NET ASSET VALUE, offering price and redemption
  price per share of beneficial interest outstanding              $       23.89
                                                                  =============

Number of Portfolio shares outstanding                               14,778,847
                                                                  =============

-------------------------------
   *   Aggregate cost for federal tax purposes was $364,883,531.
   +   Non-income producing security.
  ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   # Variable rate security. The interest rate shown reflects the rate in effect at December 31, 1998.

Abbreviation:
ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                        Endeavor Money Market Portfolio
                               December 31, 1998

    Principal                                                        Value
     Amount                                                         (Note 1)
     ------                                                         --------
COMMERCIAL PAPER -- 48.0%
 $3,000,000      Associates Corporation
                  of North America,
                  5.010% due 02/12/1999# ......................    $  2,982,465
  2,000,000      Bank of America Corporation,
                  5.340% due 03/22/1999# ......................       2,000,000
  3,000,000      BellSouth Telecommunications, Inc.,
                  5.200% due 02/23/1999# ......................       2,977,033
  3,000,000      Cargill, Inc.,
                  4.880% due 05/20/1999# ......................       2,943,473
  2,000,000      Clorox Company,
                  5.130% due 02/17/1999# ......................       1,986,605
  2,000,000      Daimler Benz,
                  5.000% due 03/26/1999# ......................       1,976,667
  3,000,000      Ford Motor Credit Corporation,
                  5.050% due 01/20/1999# ......................       2,992,004
  3,000,000      General Electric Capital Corporation,
                  5.060% due 02/12/1999# ......................       2,982,290
  2,000,000      Goldman Sachs Group,
                  4.900% due 05/28/1999# ......................       1,959,983
  2,000,000      ING US Funding,
                  4.660% due 05/20/1999# ......................       1,962,470
  2,000,000      Kellogg Company,
                  5.030% due 03/15/1999# ......................       1,979,601
                 Merrill Lynch & Company, Inc.,
  1,000,000       5.260% due 03/12/1999# ......................         989,772
  2,000,000       5.470% due 04/30/1999# ......................       1,963,837
  3,000,000      National Rural Utilities,
                  5.230% due 02/09/1999# ......................       2,983,002
  2,000,000      Pitney Bowes, Inc.,
                  5.900% due 01/14/1999# ......................       1,995,739
  2,000,000      Prudential Funding Corporation,
                  5.210% due 02/09/1999# ......................       1,988,712
  3,000,000      Royal Bank of Scotland,
                  4.830% due 06/11/1999# ......................       2,935,197
  1,997,000      Southern California Edison,
                  5.200% due 02/12/1999# ......................       1,984,885
  3,000,000      USAA Capital Corporation,
                  4.910% due 02/24/1999# ......................       2,977,905
  1,000,000      Westdeutsche Landesbank,
                  5.210% due 02/08/1999# ......................         994,672
  3,000,000      Xerox Corporation,
                  5.100% due 03/19/1999# ......................       2,967,275
                                                                   ------------

                 Total Commercial Paper
                  (Cost $48,523,587)...........................      48,523,587
                                                                   ------------

  CORPORATE NOTES -- 24.0%
  2,000,000      Abbey National Treasury Service,
                  5.370% due 06/15/1999+.......................       1,999,027
  2,000,000      Banc One Corporation,
                  4.720% due 06/14/1999+ ......................       1,999,402
  2,000,000      Chase Manhattan Bank, USA, NA
                  5.875% due 08/04/1999........................       2,004,194
  2,000,000      Citicorp,
                  5.480% due 09/17/1999+.......................       2,000,000
  2,000,000      Deutsche Bank AG,
                  5.740% due 04/23/1999........................       2,000,061
  1,250,000      First Union National Bank,
                 North Carolina,
                  4.980% due 05/17/1999+.......................       1,250,000
  2,000,000      General Motors Acceptance Corporation,
                  5.160% due 08/26/1999+ ......................       1,999,486
  2,000,000      Morgan Guaranty Trust Company,
                  5.540% due 09/27/1999+ ......................       1,999,207
  2,000,000      Norwest Corporation,
                  5.550% due 08/31/1999........................       1,999,364
  2,000,000      PepsiCo, Inc.,
                  5.209% due 08/19/1999+.......................       1,998,578
  3,000,000      Suntrust Corporation,
                  5.035% due 03/16/1999 .......................       2,968,951
  2,000,000      Toyota Motor Credit Corporation,
                  5.545% due 09/23/1999+ ......................       2,000,000
                                                                   ------------

                 Total Corporate Notes
                  (Cost $24,218,270)...........................      24,218,270
                                                                   ------------

  CERTIFICATES OF DEPOSIT (Yankee) -- 13.4%
                 Bank of Austria, New York,
  1,000,000       5.720% due 04/18/1999........................       1,000,727
  1,000,000       5.670% due 07/23/1999 .......................         999,733
  2,000,000      Bank of Nova Scotia,
                  5.690% due 03/30/1999 .......................       2,000,000
  2,000,000      Bayerische Landesbank, New York,
                  4.913% due 06/29/1999+.......................       1,999,277
  2,000,000      Canadian Imperial
                 Bank of Commerce, New York,
                  5.700% due 06/14/1999 .......................       1,999,491
  2,000,000      National Westminster Bank,
                  5.738% due 05/07/1999 .......................       1,999,967
  2,000,000      Royal Bank of Canada, New York,
                  5.494% due 06/29/1999+.......................       1,999,325
  1,500,000      Societe Generale, New York,
                  5.476% due 05/20/1999+ ......................       1,499,635
                                                                   ------------

                 Total Certificates of Deposit
                  (Cost $13,498,155) ..........................      13,498,155
                                                                   ------------

  REPURCHASE AGREEMENT -- 10.8% (Cost $10,835,000)
  10,835,000     Agreement with J.P. Morgan
                  Securities, Inc., 4.850% to be repurchased
                  at $10,840,839 on 01/04/1999, collateralized
                  by $7,684,578 U.S. Treasury Note 8.875%
                  due 08/15/2017, market value
                  $11,052,478 .................................      10,835,000
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                        Endeavor Money Market Portfolio
                               December 31, 1998


   Principal                                                           Value
    Amount                                                            (Note 1)
    ------                                                            --------
U.S. GOVERNMENT AGENCY SECURITIES -- 3.2%
     Federal National Mortgage
       Association (FNMA):
$ 1,800,000      5.028%, due 01/21/1999+........................   $  1,799,951
  1,466,000      5.410% due 02/23/1999..........................      1,465,582
                                                                   ------------

                 Total U.S. Government
                  Agency Securities
                   (Cost $3,265,533)............................      3,265,533
                                                                   ------------

TOTAL INVESTMENTS
 (Cost $100,340,545*)...................................   99.4%    100,340,545
OTHER ASSETS AND LIABILITIES (Net)......................    0.6%        591,278
                                                          ------   ------------
NET ASSETS..............................................  100.0%   $100,931,823
                                                          ======   ============

NET ASSETS consist of:
Undistributed net investment income.............................   $         41
Accumulated net realized loss on investments....................           (104)
Paid-in capital.................................................    100,931,886
                                                                   ------------

Total Net Assets................................................   $100,931,823
                                                                   ============
NET ASSET VALUE, offering price and redemption
price per share of beneficial interest outstanding..............   $       1.00
                                                                   ============

Number of Portfolio shares outstanding..........................    100,931,823
                                                                   ============
---------------------
  *  Aggregate cost for federal tax purposes was $100,340,545.
  #  Rate represents annualized discount yield at date of purchase.
  + Variable rate security. The interest rate shown reflects the rate in effect at December 31, 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                     T. Rowe Price Equity Income Portfolio
                               December 31, 1998


                                                                        Value
    Shares                                                             (Note 1)
    ------                                                             --------
COMMON STOCK -- 94.5%
Petroleum -- International -- 10.0%

    39,000       Amerada Hess Corporation .....................     $  1,940,250
    65,800       Amoco Corporation ............................        3,882,200
    13,800       British Petroleum Company Plc,
                 Sponsored ADR+ ...............................        1,311,000
    36,000       Chevron Corporation ..........................        2,985,750
    54,600       Exxon Corporation ............................        3,992,625
    34,700       Mobil Corporation ............................        3,023,237
    50,200       Occidental Petroleum Corporation .............          847,125
    27,900       Phillips Petroleum Company ...................        1,189,237
    45,400       Royal Dutch Petroleum Company,
                 NY Shares ....................................        2,173,525
    53,600       Texaco, Inc. .................................        2,834,100
    68,200       Unocal Corporation ...........................        1,990,587
                                                                    ------------
                                                                      26,169,636
                                                                    ------------

Telecommunications -- 9.2%
    81,800       ALLTEL Corporation ...........................        4,892,662
    35,400       AT&T Corporation .............................        2,663,850
    38,000       BCE, Inc. ....................................        1,441,625
    46,800       Bell Atlantic Corporation ....................        2,480,400
    24,400       BellSouth Corporation ........................        1,216,950
     7,500       Frontier Corporation .........................          255,000
    56,200       GTE Corporation ..............................        3,653,000
   110,874       SBC Communications, Inc. .....................        5,945,618
    25,800       US West, Inc. ................................        1,667,325
                                                                    ------------
                                                                      24,216,430
                                                                    ------------

Banking and Finance -- 7.6%
    19,000       BankAmerica Corporation ......................        1,142,374
    33,400       BankBoston Corporation .......................        1,300,512
    43,182       Bank One Corporation .........................        2,204,981
    29,664       Chase Manhattan Corporation ..................        2,019,006
    54,149       Citigroup, Inc. ..............................        2,680,375
    33,360       First Union Corporation ......................        2,028,705
    39,000       Mercantile Bankshares Corporation ............        1,501,500
    23,800       Morgan (J.P.) & Company, Inc. ................        2,500,487
    21,100       National City Corporation ....................        1,519,200
    20,900       PNC Bank Corporation .........................        1,131,213
    46,330       Wells Fargo Company ..........................        1,850,304
                                                                    ------------
                                                                      19,878,657
                                                                    ------------

Food and Beverages -- 6.5%
    55,900       Anheuser-Busch Companies, Inc. ...............        3,668,437
    26,700       Brown-Forman Corporation,
                 Class B ......................................        2,020,856
    47,100       General Mills, Inc. ..........................        3,662,025
    32,000       Heinz (H.J.) Company .........................        1,812,000
    46,500       Kellogg Company ..............................        1,586,812
    56,200       McCormick & Company, Inc. ....................        1,900,262
    38,700       Quaker Oats Company ..........................        2,302,650
                                                                    ------------
                                                                      16,953,042
                                                                    ------------

Utilities -- 5.7%
    76,100       Baker Hughes, Inc. ...........................     $  1,346,019
    18,600       Baltimore Gas & Electric Company .............          571,950
    18,600       Central & South West Corporation .............          510,337
    18,800       Dominion Resources, Inc. .....................          878,900
    33,400       DQE, Inc. ....................................        1,467,512
    35,600       Entergy Corporation ..........................        1,108,050
    58,950       FirstEnergy Corporation ......................        1,919,559
    14,900       GPU, Inc. ....................................          658,393
    58,750       PacifiCorp ...................................        1,237,422
    17,100       PECO Energy Company ..........................          711,787
    65,100       Southern Company .............................        1,891,969
    28,600       TECO Energy, Inc. ............................          804,375
    44,900       Unicom Corporation ...........................        1,731,456
                                                                    ------------
                                                                      14,837,729
                                                                    ------------

Consumer Products -- 5.1%
    22,600       Corning, Inc .................................        1,017,000
    63,600       Pall Corporation .............................        1,609,875
    71,700       Philip Morris Companies, Inc. ................        3,835,950
    57,000       RJR Nabisco Holdings Corporation .............        1,692,187
    14,900       Stanley Works ................................          413,475
    32,900       Tupperware Corporation .......................          540,794
    75,100       UST, Inc. ....................................        2,619,113
    28,800       Whirlpool Corporation ........................        1,594,800
                                                                    ------------
                                                                      13,323,194
                                                                    ------------

Financial Services -- 5.0%
    38,300       American General Corporation .................        2,987,400
    37,800       Block (H&R), Inc. ............................        1,701,000
    42,800       Fannie Mae ...................................        3,167,200
    51,500       Fleet Financial Group, Inc. ..................        2,301,406
    81,074       St. Paul Companies, Inc. .....................        2,817,322
                                                                    ------------
                                                                      12,974,328
                                                                    ------------

Electrical Equipment -- 4.1%
    44,572       AMP, Inc. ....................................        2,320,530
    37,800       Boeing Company ...............................        1,233,225
    25,007       Cooper Industries, Inc. ......................        1,192,521
    29,900       General Electric Company .....................        3,051,669
    28,200       Hewlett-Packard Company ......................        1,926,413
    27,100       Hubbell, Inc., Class B .......................        1,029,800
                                                                    ------------
                                                                      10,754,158
                                                                    ------------

Specialty Chemicals -- 3.6%
    43,400       Great Lakes Chemical Corporation .............        1,736,000
    65,200       Hercules, Inc. ...............................        1,784,850
    22,900       Imperial Chemical Industries Plc,
                 Sponsored ADR ................................          800,069
    29,000       Lubrizol Corporation .........................          744,937
    33,200       Minnesota Mining
                 & Manufacturing Company ......................        2,423,600
    35,800       Nalco Chemical Company .......................        1,109,800
    53,200       Witco Corporation ............................          847,875
                                                                    ------------
                                                                       9,447,131
                                                                    ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                     T. Rowe Price Equity Income Portfolio
                               December 31, 1998

                                                                        Value
    Shares                                                            (Note 1)
    ------                                                            --------
COMMON STOCK (Continued)
Pharmaceuticals -- 3.5%
    21,700       Abbott Laboratories ..........................      $ 1,063,300
    76,200       American Home Products
                 Corporation ..................................        4,291,013
    68,390       Pharmacia & Upjohn, Inc. .....................        3,872,584
                                                                     -----------
                                                                       9,226,897
                                                                     -----------

Diversified -- 3.0%
    14,200       Deere & Company ..............................          470,375
     6,700       Eaton Corporation ............................          473,606
    46,300       Fortune Brands, Inc. .........................        1,464,238
    40,800       Olin Corporation .............................        1,155,150
    28,900       PPG Industries, Inc. .........................        1,683,425
   308,200       Tomkins Plc ..................................        1,452,737
    16,961       Tyco International, Ltd. .....................        1,279,495
                                                                     -----------
                                                                       7,979,026
                                                                     -----------

Insurance -- 2.9%
     7,900       Chubb Corporation ............................          512,513
    24,900       EXEL, Ltd., Class A ..........................        1,867,500
    15,400       Lincoln National Corporation .................        1,259,913
    54,900       SAFECO Corporation ...........................        2,357,269
    13,500       Transamerica Corporation .....................        1,559,250
                                                                     -----------
                                                                       7,556,445
                                                                     -----------

Paper and Paper Products -- 2.5%
    49,500       Consolidated Papers, Inc. ....................        1,361,250
    19,300       Georgia-Pacific Group ........................        1,130,256
    28,300       International Paper Company ..................        1,268,194
    41,000       Union Camp Corporation .......................        2,767,500
                                                                     -----------
                                                                       6,527,200
                                                                     -----------

Railroads -- 2.3%
   104,600       Norfolk Southern Corporation .................        3,314,513
    59,400       Union Pacific Corporation ....................        2,676,713
                                                                     -----------
                                                                       5,991,226
                                                                     -----------

Cosmetics and Toiletries -- 2.1%
    62,900       International Flavors & Fragrances, Inc. .....        2,779,394
    50,800       Kimberly-Clark Corporation ...................        2,768,600
                                                                     -----------
                                                                       5,547,994
                                                                     -----------

Diversified Chemicals -- 2.1%
    34,200       Dow Chemical Company .........................        3,110,063
    41,800       du Pont (E.I.) de Nemours & Company ..........        2,353,863
                                                                     -----------
                                                                       5,463,926
                                                                     -----------

Real Estate -- 1.7%
    31,000       Archstone Communities Trust ..................          627,750
    43,900       Crescent Real Estate Equities Company ........        1,009,700
    12,400       Rouse Company ................................          341,000
    68,532       Simon Property Group, Inc. ...................        1,953,162
    12,700       Weingarten Realty Investors ..................          566,738
                                                                     -----------
                                                                       4,498,350
                                                                     -----------

Media and Communications -- 1.7%
    43,600       Dun & Bradstreet Corporation .................        1,376,125
    39,400       Knight-Ridder, Inc. ..........................        2,014,325
    38,900       Readers Digest Association, Inc., Class A ....          979,794
                                                                     -----------
                                                                       4,370,244
                                                                     -----------

Petroleum -- Domestic -- 1.6%
    44,200       Atlantic Richfield Company (ARCO) ............        2,884,050
    39,900       USX-Marathon Group ...........................        1,201,988
                                                                     -----------
                                                                       4,086,038
                                                                     -----------

Automotives -- 1.6%
    32,000       General Motors Corporation ...................        2,292,000
    60,650       Genuine Parts Company ........................        2,027,984
                                                                     -----------
                                                                       4,319,984
                                                                     -----------

Metals and Mining -- 1.5%
   54,000        Inco, Ltd. ...................................          570,375
   57,836        Newmont Mining Corporation ...................        1,044,663
   25,800        Phelps Dodge Corporation .....................        1,312,575
   21,000        Reynolds Metals Company ......................        1,106,438
                                                                     -----------
                                                                       4,034,051
                                                                     -----------

Retail -- 1.4%
   19,500        May Department Stores Company ................        1,177,312
   33,600        Penney (J.C.) Company, Inc. ..................        1,575,000
   56,700        Toys "R" Us, Inc.+ ...........................          956,813
                                                                     -----------
                                                                       3,709,125
                                                                     -----------

Aerospace and Defense -- 1.3%
   37,300        AlliedSignal, Inc. ...........................        1,652,856
   32,800        TRW, Inc. ....................................        1,842,950
                                                                     -----------
                                                                       3,495,806
                                                                     -----------
Energy Services -- 1.3%
   28,000        Duke Energy Corporation ......................        1,793,750
   51,200        Houston Industries, Inc. .....................        1,644,800
                                                                     -----------
                                                                       3,438,550
                                                                     -----------

Waste Disposal -- 1.3%
   52,200        Browning-Ferris Industries, Inc. .............        1,484,438
   39,962        Waste Management, Inc. .......................        1,863,228
                                                                     -----------
                                                                       3,347,666
                                                                     -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                     T. Rowe Price Equity Income Portfolio
                               December 31, 1998

                                                                       Value
    Shares                                                            (Note 1)
    ------                                                            --------
COMMON STOCK (Continued)
Transportation Services -- 1.1%
      16,200     Alexander & Baldwin, Inc. ....................     $   376,650
      44,700     Burlington Northern Santa Fe Corporation .....       1,508,625
      24,100     GATX Corporation .............................         912,788
                                                                    -----------
                                                                      2,798,063
                                                                    -----------

Printing and Publishing -- 1.0%
      32,600     Donnelley (R.R.) & Sons Company ..............       1,428,288
      26,800     Dow Jones & Company, Inc. ....................       1,289,750
                                                                    -----------
                                                                      2,718,038
                                                                    -----------

Lodging -- 1.0%
      53,300     Hilton Hotels Corporation ....................       1,019,363
      73,526     Starwood Hotels & Resorts Worldwide, Inc.+ ...       1,668,121
                                                                    -----------
                                                                      2,687,484
                                                                    -----------

Medical Supplies and Equipment -- 0.9%
      24,100     Bausch & Lomb, Inc. ..........................       1,446,000
     317,700     Smith & Nephew Plc ...........................         961,368
                                                                    -----------
                                                                      2,407,368
                                                                    -----------

Photography Equipment and Supplies -- 0.9%
      32,600     Eastman Kodak Company ........................       2,347,200
                                                                    -----------

Building and Construction -- 0.8%
      36,300     Armstrong World Industries, Inc. .............       2,189,344
                                                                    -----------

Steel -- 0.2%
      27,000     USX-U.S. Steel Group .........................         621,000
                                                                    -----------

                 Total Common Stock
                 (Cost $216,491,749) ..........................     247,915,330
                                                                    -----------

 Principal
  Amount
  ------
COMMERCIAL PAPER -- 5.0%
$  1,654,000     Bayerische Landesbank, New York,
                 6.150% due 01/04/1999# .......................       1,653,152
   2,250,000     Ciesco L.P.,
                 5.400% due 01/12/1999# ++ ....................       2,246,288
     341,000     Jefferson-Pilot Corporation,
                 5.000% due 01/04/1999# ++ ....................         340,858
   5,050,000     MetLife Funding, Inc.,
                 5.260% due 01/15/1999# .......................       5,039,670
   2,000,000     Schering Corporation,
                 5.300% due 01/15/1999# .......................       1,995,878
   1,755,000     Statoil Den Norske A/S,
                 5.150% due 01/21/1999# ++ ....................       1,749,979
                                                                    -----------

                 Total Commercial Paper
                 (Cost $13,025,825) ...........................      13,025,825
                                                                    -----------

U.S. TREASURY OBLIGATIONS -- 0.8%
U.S. Treasury Notes -- 0.6%
U.S. Treasury Notes:
     300,000     5.875% due 11/15/1999 ........................         303,093
     100,000     7.125% due 02/29/2000 ........................         102,687
     300,000     6.500% due 05/31/2001 ........................         312,516
     400,000     5.750% due 08/15/2003 ........................         417,688
      50,000     7.500% due 02/15/2005 ........................          57,250
     180,000     5.625% due 02/15/2006 ........................         189,844
     300,000     7.000% due 07/15/2006 ........................         341,577
                                                                    -----------
                                                                      1,724,655
                                                                    -----------

U.S. Treasury Bonds -- 0.2%
     400,000     U.S. Treasury Bond,
                 6.000% due 02/15/2026 ........................         436,312
                                                                    -----------

                 Total U.S. Treasury Obligations
                 (Cost $1,961,989) ............................       2,160,967
                                                                    -----------

        Shares

PREFERRED STOCK -- 0.4% (Cost $1,212,730)
     15,600      Telecomunicacoes Brasileiras S.A.,
                  Sponsored ADR. ..............................       1,133,925
                                                                  -------------
TOTAL INVESTMENTS
(Cost $232,692,293*)....................................  100.7%    264,236,047
OTHER ASSETS AND LIABILITIES (Net)......................   (0.7)%    (1,907,837)
                                                         ------   -------------
NET ASSETS .............................................  100.0%  $ 262,328,210
                                                         ======   =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                     T. Rowe Price Equity Income Portfolio

                               December 31, 1998



NET ASSETS consist of:
Undistributed net investment income ...........................     $  5,103,379
Accumulated net realized gain on investments sold,
 forward foreign exchange contracts, foreign
 currencies and net other assets ..............................       11,837,876
Net unrealized appreciation of investments,
 foreign currencies and net other assets ......................       31,543,941
Paid-in capital ...............................................      213,843,014
                                                                    ------------

Total Net Assets ..............................................     $262,328,210
                                                                    ============


NET ASSET VALUE, offering price and redemption
 price per share of beneficial interest outstanding ...........     $      20.04
                                                                    ============


      Number of Portfolio shares outstanding ..................       13,088,883
                                                                    ============

-------------------
 *   Aggregate cost for federal tax purposes was $232,604,324.
 +   Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 #   Rate represents annualized yield at date of purchase.

Abbreviation:
ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      T. Rowe Price Growth Stock Portfolio
                               December 31, 1998

                                                                        Value
    Shares                                                             (Note 1)
    ------                                                             --------
COMMON STOCK -- 94.1%
Computer Services and Software -- 13.9%
     9,100       America Online, Inc.+ ........................      $ 1,456,000
    16,400       Ascend Communications, Inc.+ .................        1,078,300
    16,500       Automatic Data Processing, Inc. ..............        1,323,094
    47,300       BMC Software, Inc.+...........................        2,107,806
    20,500       Cisco Systems, Inc.+ .........................        1,902,656
    14,800       Computer Associates International, Inc. ......          630,850
    12,300       Compuware Corporation+ .......................          960,938
    15,500       Dell Computer Corporation+ ...................        1,134,406
    18,700       EMC Corporation+ .............................        1,589,500
    16,266       Getronics NV .................................          805,205
    25,300       HBO & Company ................................          725,794
    20,900       Intel Corporation ............................        2,477,956
    28,700       Microsoft Corporation+ .......................        3,980,331
    48,050       Network Associates, Inc.+ ....................        3,183,312
   103,400       Parametric Technology Corporation+ ...........        1,693,175
    34,400       PLATINUM Technology International, Inc.+ .....          657,900
    26,200       Sterling Commerce, Inc. ......................        1,179,000
     3,800       Xilinx, Inc.+ ................................          247,475
                                                                     -----------
                                                                      27,133,698
                                                                     -----------

Banking and Finance -- 12.7%
    37,000       Associates First Capital Corporation .........        1,567,875
    29,530       BankAmerica Corporation ......................        1,775,491
    51,800       Bank of New York Company, Inc. ...............        2,084,950
    59,199       Citigroup, Inc ...............................        2,930,351
    35,200       First Union Corporation ......................        2,140,600
    38,000       Fannie Mae ...................................        2,812,000
    91,000       Freddie Mac ..................................        5,863,813
    17,000       HSBC Holdings Plc ............................          423,486
    14,800       Toronto-Dominion Bank ........................          521,700
     1,700       UBS AG, Registered+ ..........................          522,315
   100,900       Wells Fargo Company ..........................        4,029,694
                                                                     -----------
                                                                      24,672,275
                                                                     -----------

Diversified -- 8.5%
        33       Berkshire Hathaway Inc., Class A+ ............        2,310,000
    46,800       General Electric Company .....................        4,776,525
   172,100       Hutchison Whampoa, Ltd. ......................        1,216,180
   139,800       Rentokil Initial Plc .........................        1,052,947
    28,700       Teleflex, Inc. ...............................        1,309,438
   474,700       Tomkins Plc ..................................        2,237,554
    47,422       Tyco International, Ltd. .....................        3,577,397
                                                                     -----------
                                                                      16,480,041
                                                                     -----------

Pharmaceuticals -- 7.3%
    16,000       Biogen, Inc. + ...............................        1,328,000
     9,800       Gehe AG ......................................          676,329
    20,300       Genentech, Inc. + ............................        1,617,656
    19,200       Merck & Company, Inc. ........................        2,835,600
       770       Novartis AG, Registered ......................        1,513,651
    19,100       Pfizer, Inc. .................................        2,395,856
        38       Roche Holding AG, Genuscheine ................          463,691
    22,600       Schering-Plough Corporation ..................        1,248,650
    27,300       Warner-Lambert Company .......................        2,052,619
                                                                     -----------
                                                                      14,132,052
                                                                     -----------

Health Care Services -- 6.4%
    20,400       American Home Products Corporation ...........        1,148,775
    20,500       Bristol-Myers Squibb Company .................        2,743,156
    59,200       HEALTHSOUTH Corporation+ .....................          913,900
    17,800       Johnson & Johnson ............................        1,492,975
    24,600       Lilly (Eli) & Company ........................        2,186,325
    11,000       McKesson HBOC, Inc.+ .........................          869,687
    47,700       United HealthCare Corporation ................        2,054,081
    22,100       Zeneca Group Plc .............................          961,606
                                                                     -----------
                                                                      12,370,505
                                                                     -----------

Telecommunications -- 6.0%
    23,300       AirTouch Communications, Inc.+ ...............        1,680,513
    56,400       CBS Corporation+ .............................        1,847,100
     9,400       GTE Corporation ..............................          611,000
    65,287       MCI WorldCom, Inc.+ ..........................        4,684,342
     4,600       Nokia Corporation, Sponsored ADR .............          554,013
    22,400       SBC Communications, Inc. .....................        1,201,200
   124,800       Telecom Italia S.p.A. ........................        1,064,247
                                                                     -----------
                                                                      11,642,415
                                                                     -----------

Insurance -- 5.8%
    58,400       Ace Ltd. .....................................        2,011,150
    10,800       Aetna, Inc ...................................          849,150
     9,800       EXEL Ltd., Class A ...........................          735,000
     3,700       Fairfax Financial Holdings, Ltd.+ ............        1,304,348
       400       Fairfax Financial Holdings, Ltd.++ ...........          141,011
    43,232       Mutual Risk Management, Ltd. .................        1,691,452
    42,100       PartnerRe Ltd. ...............................        1,926,075
    16,600       Travelers Property Casualty Corporation,
                 Class A ......................................          514,600
    37,700       UNUM Corporation .............................        2,200,737
                                                                     -----------
                                                                      11,373,523
                                                                     -----------

Retail -- 4.9%
    16,918       CVS Corporation ..............................          930,490
    26,500       Fred Meyer, Inc.+ ............................        1,596,625
    34,600       Home Depot, Inc.+ ............................        2,117,087
     9,600       McDonald's Corporation .......................          735,600
    19,900       Rite Aid Corporation .........................          986,294
    37,800       Saks, Inc.+ ..................................        1,193,063
    23,800       Wal-Mart Stores, Inc. ........................        1,938,213
                                                                     -----------
                                                                       9,497,372
                                                                     -----------

Consumer Products -- 3.9%
     3,300       Corning, Inc .................................          148,500
    15,100       Gillette Company .............................          729,519
    18,900       Hasbro, Inc. .................................          682,763


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      T. Rowe Price Growth Stock Portfolio
                               December 31, 1998

                                                                         Value
    Shares                                                             (Note 1)
    ------                                                             --------
COMMON STOCK -- (Continued)
Consumer Products -- (Continued)
    51,900       Masco Corporation ............................       $1,492,125
     5,500       Newell Company ...............................          226,875
    46,300       Philip Morris Companies, Inc. ................        2,477,050
     9,400       Procter & Gamble Company .....................          858,337
    60,600       TAG Heuer International SA,
                 Sponsored ADR ................................          431,775
     5,700       Unilever NV, NY Shares .......................          472,744
                                                                     -----------
                                                                       7,519,688
                                                                     -----------

Food and Beverages -- 3.9%
    12,900       Coca-Cola Company ............................          862,687
    12,500       Koninklijke Ahold NV .........................          461,755
    49,900       PepsiCo, Inc. ................................        2,042,781
    49,100       Safeway, Inc. + ..............................        2,992,031
    40,200       Sara Lee Corporation .........................        1,133,137
                                                                     -----------
                                                                       7,492,391
                                                                     -----------

Media and Communications -- 3.0%
    17,900       Clear Channel Communications, Inc.+ ..........          975,550
    13,300       Cox Communications Inc., Class A + ...........          919,362
    36,900       Infinity Broadcasting Corporation+ ...........        1,010,137
     1,600       Jacor Communications, Inc.+ ..................          103,000
    32,900       Omnicom Group, Inc. ..........................        1,908,200
    15,200       Time Warner, Inc. ............................          943,350
                                                                     -----------
                                                                       5,859,599
                                                                     -----------

Petroleum -- International -- 2.9%
    17,100       Chevron Corporation ..........................        1,418,231
    20,200       Mobil Corporation ............................        1,759,925
    51,300       Royal Dutch Petroleum Company, NY Shares .....        2,455,988
                                                                     -----------
                                                                       5,634,144
                                                                     -----------

Entertainment and Leisure -- 2.5%
    17,600       Carnival Corporation .........................          844,800
    17,207       Disney (Walt) Company ........................          516,210
    65,600       Fox Entertainment Group, Inc.,
                 Class A+ .....................................        1,652,300
    50,200       Mirage Resorts, Inc.+ ........................          749,863
    54,000       Starwood Hotels & Resorts
                 Worldwide, Inc.+ .............................        1,225,125
                                                                     -----------
                                                                       4,988,298
                                                                     -----------

Electronic Components -- 2.1%
    17,600       Hewlett-Packard Company ......................        1,202,300
    45,700       Maxim Integrated Products, Inc.+ .............        1,996,519
     9,400       Texas Instruments, Inc. ......................          804,288
                                                                     -----------
                                                                       4,003,107
                                                                     -----------

Publishing -- 2.0%
    19,900       Tribune Company ..............................        1,313,400
    38,000       Ver Ned Uitgevers ............................       $1,432,054
     5,000       Wolters Kluwer NV ............................        1,069,356
                                                                     -----------
                                                                       3,814,810
                                                                     -----------

                 Machinery -- 1.4%
    49,300       Danaher Corporation ..........................        2,662,200
                                                                     -----------

Waste Disposal -- 1.3%
    53,700       Waste Management, Inc. .......................        2,503,763
                                                                     -----------

Aerospace and Defense -- 1.2%
    51,400       AlliedSignal, Inc. ...........................        2,277,663
                                                                     -----------

Paper and Paper Products -- 1.1%
    30,528       Kimberly-Clark Corporation ...................        1,663,776
   166,500       Kimberly-Clark de Mexico, S.A. de C.V ........          528,665
                                                                     -----------
                                                                       2,192,441
                                                                     -----------

Real Estate -- 0.9%
    36,300       Crescent Real Estate Equities Company ........          834,900
    97,000       Security Capital U.S. Realty + ...............          960,300
                                                                     -----------
                                                                       1,795,200
                                                                     -----------

Financial Services -- 0.8%
    14,800       AMBAC Financial Group, Inc ...................          890,775
     9,200       Morgan Stanley Dean Witter & Company .........          653,200
                                                                     -----------
                                                                       1,543,975
                                                                     -----------

Business Services -- 0.7%
    29,100       Cendant Corporation + ........................          554,719
    38,300       Gartner Group Inc., Class A + ................          813,875
                                                                     -----------
                                                                       1,368,594
                                                                     -----------

Energy Services -- 0.5%
    30,400       Halliburton Company ..........................          900,600
                                                                     -----------

Medical Supplies -- 0.4%
     8,400       Guidant Corporation ..........................          926,100
                                                                     -----------

Total Common Stock
                 (Cost $136,034,612) ..........................      182,784,454
                                                                     -----------

  Principal
   Amount
   ------
COMMERCIAL PAPER -- 5.9%
$2,139,000       Bayerische Landesbank, New York
                 6.150% due 01/04/1999#........................        2,137,904
 4,335,000       Commerzbank
                 5.900% due 01/14/1999#........................        4,325,764


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                      T. Rowe Price Growth Stock Portfolio
                               December 31, 1998

  Principal                                                           Value
   Amount                                                            (Note 1)
   ------                                                            --------
COMMERCIAL PAPER -- (Continued)
$ 1,034,000      Jefferson-Pilot Corporation
                  5.000% due 01/04/1999#++ ....................   $   1,033,569
  2,774,000      MetLife Funding, Inc.
                  5.350% due 01/22/1999 .......................       2,765,342
  1,255,000      National Australia Funding
                  5.320% due 01/08/1999# ......................       1,253,702
                                                                  -------------
                 Total Commercial Paper
                  (Cost $11,516,281) ..........................      11,516,281
                                                                  -------------
  Shares
  ------
  PREFERRED STOCK -- 0.7% (Cost $1,552,138)
  17,900         Telecomunicacoes  Brasileiras S.A.,
                  Sponsored ADR+ ..............................       1,301,106
                                                                  -------------

  RIGHTS -- 0.2% (Cost $455,433)
  1,400           Fairfax Financial Holdings, Ltd.+* ..........         468,860
                                                                  -------------

  TOTAL INVESTMENTS
       (Cost $149,558,464*) ............................  100.9%    196,070,701
  OTHER ASSETS AND LIABILITIES (Net) ...................   (0.9)%    (1,769,372)
                                                         -------  -------------
  NET ASSETS ...........................................  100.0%  $ 194,301,329
                                                         =======  =============
NET ASSETS consist of:
Undistributed net investment income ...........................   $     507,841
Accumulated net realized gain on investments sold,
forward foreign exchange contracts, foreign
currencies and net other assets ...............................      16,460,593
Net unrealized appreciation of investments, forward
foreign exchange contracts, foreign currencies
and net other assets ..........................................      46,511,438
Paid-in capital ...............................................     130,821,457
                                                                  -------------

Total Net Assets ..............................................   $ 194,301,329
                                                                  =============


NET ASSET VALUE, offering price and redemption
price per share of beneficial interest outstanding ............   $       25.60
                                                                  =============


Number of Portfolio shares outstanding ........................       7,590,722
                                                                  =============

---------------------
     *    Aggregate cost for federal tax purposes was $149,912,360.
     +    Non-income producing security.
    ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     #    Rate represents annualized yield at date of purchase.

Abbreviation:
ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                  T. Rowe Price International Stock Portfolio
                               December 31, 1998


                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------
COMMON STOCK -- 93.9%
United Kingdom -- 18.6%
    52,000       Abbey National Plc ...........................     $  1,112,713
   207,000       ASDA Group Plc ...............................          554,972
    57,353       B G Plc ......................................          361,645
    56,000       British Petroleum Ord. Shares ................          835,649
   119,000       Cable & Wireless Plc .........................        1,462,152
    82,768       Cadbury Schweppes Plc ........................        1,410,547
   162,200       Caradon Plc ..................................          275,076
    44,000       Centrica Plc.+ ...............................           88,520
    84,000       Compass Group Plc ............................          961,578
   227,464       Diageo Plc ...................................        2,586,842
    45,000       Electrocomponents Plc ........................          300,025
    14,000       GKN Plc ......................................          185,635
    89,000       Glaxo Wellcome Plc ...........................        3,060,143
    11,000       Heywood Williams Group Plc ...................           39,687
    16,500       Hillsdown Holdings Plc .......................           20,850
   253,000       Kingfisher Plc ...............................        2,736,333
    96,000       Ladbroke Group Plc ...........................          385,469
    28,000       Laing (John), Plc., Class A ..................          115,455
   237,000       National Westminster Bank Plc ................        4,567,021
    45,000       Rank Group Plc ...............................          173,207
   212,000       Reed International Plc .......................        1,656,666
    61,000       Rio Tinto Plc ................................          708,938
    29,518       Rolls-Royce Plc ..............................          122,205
   116,000       Safeway, Inc. ................................          582,460
   437,000       Shell Transport & Trading Company ............        2,682,892
    58,000       Smith (David S.) Holdings Plc ................          102,220
   288,200       SmithKline Beecham Plc .......................        4,025,079
   288,000       Tesco Plc ....................................          820,020
   250,000       Tomkins Plc ..................................        1,178,404
    36,000       Unilever Plc .................................          403,426
    89,000       United News & Media Plc ......................          779,833
                                                                    ------------
                                                                      34,295,662
                                                                    ------------

Japan -- 15.9%
     2,662       Advantest Corporation ........................          168,664
    16,000       Alps Electric Company Ltd. ...................          293,792
    37,000       Amada Company Ltd. ...........................          179,098
    65,000       Canon, Inc. ..................................        1,389,098
    23,000       Citizen Watch Company ........................          138,401
    37,000       Dai Nippon Screen Manufacturing
                 Company Ltd. .................................           92,332
    33,000       Daichi Pharmaceutical Company ................          557,471
    40,000       Daiwa House Industry Company .................          425,822
        74       DDI Corporation ..............................          275,032
    71,000       Denso Corporation ............................        1,313,128
        94       East Japan Railway Company ...................          524,879
     8,800       Fanuc Ltd. ...................................          301,367
    16,000       Fujitsu Ltd. .................................          213,088
    90,000       Hitachi Ltd. .................................          557,497
     4,000       Honda Motor Company Ltd. .....................          131,322
    14,000       Ito-Yokado Company Ltd. ......................          978,718
    34,000       Kao Corporation ..............................          767,223
    21,000       Kokuyo Company Ltd. ..........................          282,651
    42,000       Komatsu Ltd. .................................          220,397
    17,000       Komori Corporation ...........................          358,037
    48,000       Kuraray Company Ltd. .........................          529,676
    17,000       Kyocera Corporation ..........................          898,102
    31,000       Makita Corporation ...........................          345,374
    55,000       Marui Company Ltd. ...........................        1,058,581
    78,000       Matsushita Electric Industrial
                 Company ......................................        1,379,780
    44,000       Mitsubishi Corporation .......................          253,086
   236,000       Mitsubishi Heavy Industries Ltd. .............          918,897
   105,000       Mitsui Fudosan Company Ltd. ..................          794,434
    21,000       Murata Manufacturing
                 Company Ltd. .................................          871,554
   116,000       NEC Corporation ..............................        1,067,563
        87       Nippon Telegraph & Telephone
                 Corporation ..................................          671,333
    75,000       Nomura Securities Company Ltd. ...............          653,732
        14       NTT Mobile Communications
                 Network Shares ...............................          576,081
    14,000       Pioneer Electronics Corporation ..............          234,768
     4,000       Sangetsu Company Ltd. ........................           59,820
    49,000       Sankyo Company Ltd. ..........................        1,071,015
    58,000       Sekisui Chemical Company Ltd. ................          390,071
    41,000       Sekisui House Ltd. ...........................          433,565
     5,620       Seven-Eleven Japan Company Ltd. ..............          452,564
    42,000       Shin-Etsu Chemical Company Ltd. ..............        1,010,929
    27,000       Shiseido Company Ltd .........................          346,923
    17,800       Sony Corporation .............................        1,296,350
    78,000       Sumitomo Corporation .........................          379,629
   109,000       Sumitomo Electric Industries Ltd. ............        1,225,955
    20,000       Sumitomo Forestry Company Ltd. ...............          143,356
    16,000       TDK Corporation ..............................        1,462,590
    17,000       Tokio Marine & Fire Insurance
                 Company ......................................          203,088
     9,700       Tokyo Electron Ltd. ..........................          368,240
    17,000       Tokyo Steel Manufacturing
                 Company Ltd. .................................           85,147
    45,000       Toppan Printing Company Ltd. .................          549,533
    22,000       UNY Company Ltd. .............................          402,018
       717       Yurtec Corporation ...........................            4,061
                                                                    ------------
                                                                      29,305,832
                                                                    ------------

France -- 10.8%
     5,966       Alcatel ......................................          729,877
    10,720       Axa Company+ .................................        1,553,067
     1,330       Carrefour S.A ................................        1,003,625
     6,809       Credit Commercial de France ..................          632,064
     2,540       Danone .......................................          726,882
     2,808       Dexia France .................................          432,425
     5,070       Elf Aquitaine S.A ............................          585,802
     1,630       Groupe GTM ...................................          169,093
     2,816       Lafarge S.A. Bearer Shares ...................          267,447
     2,820       Lapeyre Bearer Shares ........................          201,248
     1,523       Legrand S.A ..................................          403,427
       572       L'OREAL ......................................          413,321


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                  T. Rowe Price International Stock Portfolio
                               December 31, 1998

                                                                        Value
   Shares                                                              (Note 1)
   ------                                                              --------
COMMON STOCK -- (Continued)
France -- (Continued)
       845       Pathe ........................................     $    235,772
     9,670       Pinault-Printemps-Redoute S.A. ...............        1,847,176
     1,504       Primagaz (Cie
                 Des Gaz Petrole) Shares ......................          142,572
     5,010       Saint Gobain Shares ..........................          707,009
     8,189       Sanofi S.A ...................................        1,347,501
    16,902       Schneider S.A ................................        1,024,822
     3,657       Societe Generale, Class A ....................          591,949
     6,802       Sodexho Alliance S.A .........................        1,520,748
     5,360       STMicroelectronics+ ..........................          421,821
     3,290       Television Francaise Shares ..................          585,503
    15,268       Total "B" Bearer Shares ......................        1,545,643
    11,290       Vevendi Shares ...............................        2,928,009
                                                                    ------------
                                                                      20,016,803
                                                                    ------------

Netherlands -- 10.2%
    41,310       ABN Amro Holdings NV .........................          868,550
    35,989       Ahold NV .....................................        1,329,449
     3,976       Akzo Nobel NV ................................          180,949
    20,240       ASM Lithography Holding NV+ ..................          618,394
    15,187       CSM CVA Non-Exchange Shares ..................          876,282
    89,890       Elsevier NV ..................................        1,258,374
    17,415       Fortis Amev NV. CVA Shares ...................        1,442,367
    46,140       ING Group NV. CVA Shares .....................        2,812,067
     4,254       Koninklijke KPN NV ...........................          212,847
    15,210       Numico (Koninklijke) NV. Shares
                 (Part-Exchange) ..............................          724,594
    12,990       Philips Electronics Shares ...................          871,209
    32,860       Royal Dutch Petroleum Company ................        1,635,391
     4,254       TNT Post Groep NV Shares .....................          136,992
    21,650       Unilever NV ..................................        1,849,590
    18,665       Wolters Kluwer NV ............................        3,991,908
                                                                    ------------
                                                                      18,808,963
                                                                    ------------

Switzerland -- 7.2%
       561       ABB AG .......................................          657,597
     2,705       Adecco S.A ...................................        1,234,827
     4,680       Credit Suisse Group ..........................          732,581
     1,526       Nestle S.A ...................................        3,321,980
     1,439       Novartis AG ..................................        2,828,759
       176       Roche Holding AG .............................        2,147,623
       795       Swisscom AG+ .................................          332,818
     6,407       UBS AG+ ......................................        1,968,514
                                                                    ------------
                                                                      13,224,699
                                                                    ------------

Germany -- 7.0%
     2,930       Allianz AG ...................................        1,074,342
    16,083       Bayer AG .....................................          671,271
    19,432       Bayerische HypoVereinsbank ...................        1,521,815
       232       Buderus AG ...................................           84,510
    14,914       Deutsche Bank AG .............................          877,557
    24,887       Deutsche Telekom AG ..........................          818,440
    20,316       Dresdner Bank AG .............................          853,434
    21,470       Gehe AG ......................................        1,481,712
     5,430       Hoechst AG ...................................          225,171
       700       Hornbach Baumarkt AG .........................           25,205
    13,980       Mannesmann AG ................................        1,602,412
     2,922       Rhoen-Klinikum AG ............................          290,210
     2,450       SAP AG .......................................        1,058,601
     1,243       SAP AG - Vorzug ..............................          593,173
     5,558       Siemens AG ...................................          358,559
    19,201       VEBA AG ......................................        1,148,822
     3,960       Volkswagen AG ................................          316,068
                                                                    ------------
                                                                      13,001,302
                                                                    ------------

Italy -- 5.9%
    19,840       Assicurazioni Generali S.p.A. Shares .........          827,942
    34,000       Banca Commerciale Italiana ...................          234,419
   345,000       Banca di Roma ................................          584,233
   174,772       Ente Nazionale Idrocarburi ...................        1,141,575
     5,106       Gucci Group NV, NY Shares ....................          248,279
     6,140       Industrie Natuzzi S.p.A ......................          152,733
    58,834       Instituto Bancario
                 San Paolo de Torino ..........................        1,039,011
   244,000       Instituto Nazional
                 Assicurazioni Shares .........................          644,144
    34,740       Italgas (Societe Italiana II Gas)
                 S.p.A. Shares ................................          187,940
    83,765       Mediolanum Shares ............................          620,594
     8,000       Rinascente (La) Shares .......................           82,228
   276,315       Telecom Italia S.p.A .........................        2,356,310
   216,353       Tim S.p.A ....................................        1,596,363
   196,553       UniCredito Italiano S.p.A ....................        1,164,375
                                                                    ------------
                                                                      10,880,146
                                                                    ------------

Sweden -- 3.5%
    36,220       ABB AB, Series A .............................          385,616
    83,060       Astra AB, Series B ...........................        1,686,809
    18,610       Atlas Copco AB, Series B .....................          403,134
    57,500       Electrolux Company AB, Series B ..............          987,261
     4,870       Esselte AB, Series B .........................           79,721
     4,355       Granges AB ...................................           62,714
    18,540       Hennes & Mauritz AB, Series B ................        1,510,629
   155,462       Nordbanken Holding AB ........................          994,987
     2,480       Sandvik AB, Series A .........................           43,039
    15,380       Sandvik AB, Series B .........................          265,017
     3,330       Scribona AB, Series B ........................           12,009
                                                                    ------------
                                                                       6,430,936
                                                                    ------------

Spain -- 2.9%
    14,808       Argentaria S.A., Registered Shares ...........          382,912
    20,970       Banco Bilbao Vizcaya+ ........................          328,302
    47,886       Banco Santander S.A ..........................          950,173
    28,988       Empresa Nacional de Electricidad
                 (Endesa) .....................................          766,921
     4,589       Gas Natural S.D.G., S.A ......................          498,875
    29,786       Iberdrola S.A ................................          556,444
     6,832       Repsol S.A ...................................          363,905


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                  T. Rowe Price International Stock Portfolio
                               December 31, 1998

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------
COMMON STOCK -- (Continued)
Spain -- (Continued)
     34,178      Telefonica S.A................................     $  1,517,472
                                                                    ------------
                                                                       5,365,004
                                                                    ------------

Belgium -- 2.1%
     1,295       Credit Communal de Belgique S.A.+ ............          215,396
     3,052       Fortis AG ....................................        1,099,144
    24,570       KBC Bancassurance Holding ....................        1,933,191
     1,100       Societe Europeene Satel + ....................          176,439
        72       UCB S.A.+ ....................................          441,539
                                                                    ------------
                                                                       3,865,709
                                                                    ------------

Australia -- 2.0%
    35,742       Australian Gas Light Company .................          257,444
    13,000       Brambles Industries Ltd. .....................          316,664
   105,044       Colonial Ltd.+ ...............................          360,477
    31,435       Commonwealth Bank of Australia ...............          446,197
    17,000       Fairfax (John) Holdings Ltd ..................           34,899
   166,000       Goodman Fielder Wattie Ltd. Shares ...........          167,846
    17,080       Lend Lease Corporation Ord....................          230,266
    56,000       Publishing & Broadcasting Ltd. ...............          244,679
    46,000       Tabcorp Holdings Ltd. ........................          281,888
   122,049       Telstra Corporation Ltd.+ ....................          570,660
    53,340       The News Corporation Ord......................          352,363
    71,129       Westpac Banking Corporation ..................          475,979
                                                                    ------------
                                                                       3,739,362
                                                                    ------------

Hong Kong -- 1.5%
    17,000       Cheung Kong Holdings Ltd. ....................          122,328
    88,000       China Telecom ................................          152,202
    56,000       CLP Holdings Ltd. ............................          279,003
    20,000       Hang Seng Bank Ltd.+ .........................          178,765
    68,000       Henderson Land Development
                 Company ......................................          351,954
   140,000       Hong Kong Telecom ............................          244,850
    11,200       HSBC Holdings Shares .........................          279,003
   149,000       Hutchison Whampoa Ltd. .......................        1,052,939
    17,000       Sun Hung Kai Properties Ltd. .................          123,974
                                                                    ------------
                                                                       2,785,018
                                                                    ------------

Mexico -- 1.3%
    40,310       Cemex S.A., Sponsored ADR ....................          175,683
       497       Cemex S.A., Class A+ .........................            1,071
    16,590       Cemex S.A., Class B+ .........................           40,952
    68,340       FEMSA (Fomento Economico
                 Mex S.A.), Units .............................          185,253
     8,078       Gruma S.A. de CV, Series B,
                 Sponsored ADR++ ..............................           78,056
    34,244       Gruma S.A. de CV, Series B ...................           86,431
    84,790       Grupo Industrial Maseca S.A.,
                 Class B ......................................           68,483
    75,944       Grupo Modelo S.A. de CV, Series C ............          160,245
     7,585       Grupo Televisa-GDR
                 (2 Part Cert)(DTC) ...........................          187,255
    69,076       Kimberly-Clark de Mexico, Class A ............          219,328
    11,000       Panamerican Beverages
                 "A" Common Stock++ ...........................          239,938
    17,364       Telefonos de Mexicano - S.A
                 de CV ADS ....................................          845,410
    10,200       TV Azteca S.A. de CV,
                 Sponsored ADR+ ...............................           68,213
                                                                    ------------
                                                                       2,356,318
                                                                    ------------

                Norway -- 1.2%
     2,170       Bergesen DY AS, Class A ......................           25,988
    30,500       Norsk Hydro AS ...............................        1,025,571
    75,720       Orkla Booregaard AS ..........................        1,131,049
     4,670       Saga Petroleum, Series B .....................           42,715
                                                                    ------------
                                                                       2,225,323
                                                                    ------------

Argentina -- 0.8%
     6,753       Banco de Galicia y Buenos Aires
                 S.A. de C.V. .................................          119,033
     4,858       Banco Frances del Rio de la Plata S.A.,
                 Sponsored ADR ................................          100,804
    24,000       Telefonos de Argentina S.A.,
                 Sponsored ADR ................................          670,500
    21,962       YPF S.A., Sponsored ADR ......................         613,563
                                                                    ------------
                                                                       1,503,900
                                                                    ------------

Finland -- 0.7%
    11,200       Nokia AB, Class A ............................        1,361,849
                                                                    ------------

Portugal -- 0.6%
    19,540       Estabelec Jeronimo Martins & Filho ...........        1,069,430
                                                                    ------------

Denmark -- 0.3%
     2,080       Den Danske Bank ..............................          279,436
       650       Tele Danmark AS, Series B ....................           87,732
     1,950       UniDanmark AS, Series A ......................          176,179
                                                                    ------------
                                                                         543,347
                                                                    ------------

Canada -- 0.2%
     9,090       Alcan Aluminum, Ltd. .........................          246,269
     3,920       Royal Bank of Canada .........................          195,898
                                                                    ------------
                                                                         442,167
                                                                    ------------

Brazil -- 0.2%
     9,895       Cemig-CIA Energetica Min Gerais,
                 Sponsored ADR ................................          185,531
     6,030       Pao De Acucar ADS ............................           93,465
    55,559       Telesp ON Shares .............................            4,782
     7,073       Unibanco-Uniao De Bancos
                 Brasiliers, GDR ..............................          102,116
                                                                    ------------
                                                                         385,894
                                                                    ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                  T. Rowe Price International Stock Portfolio
                               December 31, 1998

                                                                       Value
   Shares                                                             (Note 1)
   ------                                                             --------
COMMON STOCK -- (Continued)
New Zealand -- 0.2%
    65,000       Telecom Corporation
                 of New Zealand, Ltd.+ ........................     $    282,175
    38,000       Telecom Corporation
                 of New Zealand, Ltd.+,
                 Installment Receipts .........................           82,982
                                                                    ------------
                                                                         365,157
                                                                    ------------

China -- 0.2%
    23,100       Huaneng Power International, Inc.
                 ADR+,++ ......................................          334,950
                                                                    ------------

Korea -- 0.2%
     4,751       Samsung Electronics Company ..................          318,708
                                                                    ------------

Ireland -- 0.1%
    14,409       CBT Group Plc., Sponsored ADR ................          214,334
                                                                    ------------

Singapore -- 0.1%
       904       Singapore Press Holdings (F), Ltd. ...........            9,578
    18,000       Singapore Press Holdings (F), Ltd. ...........          196,245
                                                                    ------------
                                                                         205,823
                                                                    ------------

India -- 0.1%
    16,000       Mahanagar Telephone Niagam Ltd. ..............          195,200
                                                                    ------------

Chile -- 0.1%
     4,775       Chilectra S.A., Sponsored ADR++ ..............          105,741
     2,241       CIA Cerveceria Unidas,
                 Sponsored ADR ................................           43,139
                                                                    ------------
                                                                         148,880
                                                                    ------------

Czechoslovakia -- 0.0%#
     5,800       SPT Telecom+ .................................           88,495
                                                                    ------------

Russia -- 0.0%#
     7,240       Gazprom (Rao), ADS+ ..........................           61,359
     1,170       LUKoil Holding, Sponsored ADR ................           18,428
                                                                    ------------
                                                                          79,787
                                                                    ------------

Total Common Stock
                 (Cost $133,523,223) ..........................      173,558,998
                                                                    ------------

PREFERRED STOCK -- 1.9%
Brazil -- 1.4%
23,967,906       Banco Bradesco S.A ...........................          132,907
 5,860,036       Cemig-CIA
                 Energetica Minas Gerais ......................          111,551
   240,000       Ciment Itau+ .................................           27,312
   265,000       Itaubanco S.A ................................          129,400
 2,896,549       Petroleo Brasiliero-Petrobras ................          328,431
    22,159       Telebras - Sponsored ADR+ ....................        1,610,682
 1,766,117       Telesp .......................................          240,744
 1,684,346       Telesp Celular S.A., Class B+ ................           74,023
                                                                    ------------
                                                                       2,655,050
                                                                    ------------

Australia -- 0.3%
    47,951       The News Corporation Ltd. ....................          291,787
   169,600       Star City Holdings Ltd.+ .....................          149,972
                                                                    ------------
                                                                         441,759
                                                                    ------------

Germany -- 0.2%
     2,042       Fielmann AG ..................................           98,035
       870       Fresenius AG .................................          183,257
     1,820       Hornbach AG ..................................          108,129
                                                                    ------------
                                                                         389,421
                                                                    ------------

Total Preferred Stock
                 (Cost $2,235,371) ............................        3,486,230
                                                                    ------------

WARRANTS -- 0.1% (Cost $176,258)
Germany -- 0.1%
    10,020       Dresdner Bank AG,
                  Expire 04/30/2002+ ..........................          171,375
                                                                    ------------
RIGHTS -- 0.0%#
Brazil -- 0.0%#
   993,446       Banco Bradesco S.A.
                  Rights to PN 12/21 - 02/08/1999+ ............              576
                                                                    ------------
                 Spain -- 0.0%#
    34,178        Telefonica  S.A.
                  Rights 12/30 - 01/30/1999+ ..................           30,302
                                                                    ------------
                 Total Rights (Cost $0) .......................           30,878
                                                                    ------------

TOTAL INVESTMENTS
(Cost $135,934,852*). .................................    95.9%     177,247,481
OTHER ASSETS AND LIABILITIES (Net) ....................     4.1%       7,608,869
                                                          ------    ------------
NET ASSETS ............................................   100.0%    $184,856,350
                                                          ======    ============

NET ASSETS consist of:
Undistributed net investment income. ..........................      $ 1,612,898
Accumulated net realized gain on investments sold,
forward foreign exchange contracts, foreign currencies
and net other assets ..........................................          714,958
Net unrealized appreciation of investments, forward
foreign exchange contracts, foreign currencies and net
other assets ..................................................       41,306,759
Paid-in capital ...............................................      141,221,735
                                                                    ------------
Total Net Assets ..............................................     $184,856,350
                                                                    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                  T. Rowe Price International Stock Portfolio

                               December 31, 1998

    Principal                                                         Value
     Amount                                                          (Note 1)
     ------                                                          --------

NET ASSET VALUE, offering price and redemption
 price per share of beneficial interest outstanding...........     $       16.19
                                                                   =============
Number of Portfolio shares outstanding........................        11,416,738
                                                                   =============

-----------------
     *    Aggregate cost for federal tax purposes was $138,225,032.
     +    Non-income producing security.
    ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     #    Amount represents less than 0.1%.

Abbreviations:
   ADR -- American Depositary Receipt
   ADS -- American Depositary Shares
   (F) -- Foreign or Alien Shares
   GDR -- Global Depositary Receipt
   Ord.-- Ordinary

At December 31, 1998, sector diversification of the Portfolio was as follows:

                                                        % of            Value
Sector Diversification                               Net Assets        (Note 1)
----------------------                               ----------        --------
COMMON STOCK:
Health and Personal Care ...................            14.7%       $ 27,219,545
Banking ....................................            12.3          22,745,542
Telecommunications .........................             8.2          15,135,562
Electronics and Instruments ................             7.5          13,815,076
Retail Trade ...............................             6.8          12,707,956
Energy .....................................             5.5          10,203,398
Food and Grocery Products ..................             5.2           9,694,209
Broadcasting and Publishing ................             5.1           9,365,515
Insurance ..................................             4.1           7,633,352
Financial Services .........................             4.0           7,372,092
Multi-Industry .............................             3.0           5,605,441
Machinery and
  Engineering Services .....................             2.8           5,143,231
Diversified Industrial
  Manufacturing ............................             2.0           3,658,565
Household Products .........................             1.9           3,585,651
Entertainment and Leisure ..................             1.8           3,385,454
Construction and Building
  Materials ................................             1.7           3,170,631
Utilities ..................................             1.7           3,147,732
Automotive .................................             1.1           1,946,153
Computers and Communication ................             1.0           1,864,862
Chemicals ..................................             0.8           1,467,461
Real Estate ................................             0.8           1,392,690
Metals and Mining ..........................             0.6           1,103,068
Textiles and Apparel .......................             0.4             777,955
Transport and Storage ......................             0.4             687,859
Forestry and Paper Products ................             0.3             464,904
Wholesale Trade ............................             0.2             265,094
                                                     -------        ------------
TOTAL COMMON STOCK .........................            93.9         173,558,998
TOTAL PREFERRED STOCK ......................             1.9           3,486,230
TOTAL WARRANTS .............................             0.1             171,375
TOTAL RIGHTS ...............................             0.0#             30,878
                                                     -------        ------------
TOTAL INVESTMENTS ..........................            95.9         177,247,481
OTHER ASSETS AND
  LIABILITIES (Net) ........................             4.1           7,608,869
                                                     -------        ------------
NET ASSETS .................................             100%       $184,856,350
                                                     =======        ============

------------------
   # Amount represents less than 0.1%.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------


                             Endeavor Series Trust
                          Endeavor Select 50 Portfolio
                               December 31, 1998

                                                                        Value
    Shares                                                             (Note 1)
    ------                                                             --------
COMMON STOCK -- 95.7%
Telecommunications -- 16.8%
    34,400       Aspect Telecommunications
                 Corporation+ .................................       $  593,400
    13,400       Ericsson (LM), Sponsored ADR .................          320,762
     7,500       Global TeleSystems Group, Inc.+ ..............          418,125
    19,255       Hellenic Telecommunication
                 Organization S.A .............................          512,540
     8,000       Hellenic Telecommunication
                 Organization S.A., ADR+ ......................          106,000
    65,950       Magyar Tavkozlesi Rt .........................          377,155
     2,000       Magyar Tavkozlesi Rt,
                 Sponsored ADR ................................           59,625
    21,100       MetroNet Communications
                 Corporation+ .................................          706,850
     4,640       Nokia Corporation, Sponsored ADR .............          558,829
    45,300       Orange Plc+ ..................................          526,097
                                                                      ----------
                                                                       4,179,383
                                                                      ----------

Banking and Finance -- 13.2%
   114,000       Bank Leumi Le-Israel .........................          161,018
     6,090       Bayerische HypoVereinsbank ...................          476,938
     8,500       First Union Corporation ......................          516,906
     6,000       Household International, Inc .................          237,750
     7,500       National City Corporation ....................          540,000
   196,000       Overseas Union Bank, Ltd. ....................          854,755
    64,900       Shinhan Bank .................................          496,326
                                                                      ----------
                                                                       3,283,693
                                                                      ----------

Retail -- 9.6%
       524       Carrefour S.A ................................          395,413
    20,400       Duane Reade, Inc.+ ...........................          785,400
    19,400       Linens `n Things, Inc.+ ......................          768,725
    12,800       Nordstrom, Inc. ..............................          444,000
                                                                      ----------
                                                                       2,393,538
                                                                      ----------

Machinery -- 5.7%
     9,600       Elevadores Atlas, S.A ........................          103,290
    16,600       Manitowoc Company, Inc. ......................          736,625
     5,140       Mannesmann AG ................................          589,156
                                                                      ----------
                                                                       1,429,071
                                                                      ----------

Diversified Chemicals -- 4.6%
     8,050       Dow Chemical Company .........................          732,047
     7,500       DuPont (E.I) de Nemours
                 & Company ....................................          422,344
                                                                      ----------
                                                                       1,154,391
                                                                      ----------

Electrical Equipment -- 4.3%
     7,000       Emerson Electric Company .....................          423,500
     9,600       Pitney Bowes, Inc. ...........................          634,200
                                                                      ----------
                                                                       1,057,700
                                                                      ----------

Advertising -- 4.2%
    17,300       HA-LO Industries, Inc.+ ......................       $  650,912
    11,700       Snyder Communications, Inc. ..................          394,875
                                                                      ----------
                                                                       1,045,787
                                                                      ----------

Drugs -- 4.1%
     7,100       Glaxo Wellcome Plc,
                 Sponsored ADR ................................          493,450
     3,500       Merck & Company, Inc. ........................          516,906
                                                                      ----------
                                                                       1,010,356
                                                                      ----------

Petroleum -- International -- 3.4%
    10,200       Amerada Hess Corporation .....................          507,450
    11,200       Halliburton Company ..........................          331,800
                                                                      ----------
                                                                         839,250
                                                                      ----------

Real Estate -- 3.3%
   275,000       DBS Land, Ltd. ...............................          404,755
   356,000       Hongkong Land Holdings, Ltd. .................          420,080
                                                                      ----------
                                                                         824,835
                                                                      ----------

Other -- 3.1%
    13,300       Azkoyen S.A ..................................          477,273
     7,200       Moog Inc., Class A ...........................          281,700
                                                                      ----------
                                                                         758,973
                                                                      ----------

Business Services -- 3.0%
     7,000       Adminstaff, Inc. + ...........................          175,000
    16,400       On Assignment, Inc.+ .........................          565,800
                                                                      ----------
                                                                         740,800
                                                                      ----------

Automobiles -- 2.9%
    10,100       General Motors Corporation ...................          723,413
                                                                      ----------

Paper and Paper Products -- 2.7%
     6,000       Georgia-Pacific Company ......................          351,375
     7,400       International Paper Company ..................          331,613
                                                                      ----------
                                                                         682,988
                                                                      ----------

Computer Service and Software -- 2.3%
     6,700       Comverse Technology, Inc.+ ...................          475,700
     3,000       MICROS Systems, Inc.+ ........................           98,625
                                                                      ----------
                                                                         574,325
                                                                      ----------

Consumer Products -- 2.3%
    19,500       Masco Corporation ............................          560,625
                                                                      ----------

Engineering and Construction -- 2.1%
     8,900       Brisa-Auto Estradas
                 de Portugal, S.A .............................          524,128
                                                                      ----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                          Endeavor Select 50 Portfolio
                               December 31, 1998

                                                                      Value
     Shares                                                          (Note 1)
     ------                                                          --------
COMMON STOCK -- (Continued)
Media and Communications -- 2.0%
    21,200       Avid Technology, Inc.+ . .....................    $    495,550
                                                                   ------------

Transportation -- 2.0%
    17,600       Swift Transportation
                  Company, Inc.+ . ............................         493,350
                                                                   ------------

Building and Construction -- 1.9%
    14,800       Elcor Corporation. ...........................         478,225
                                                                   ------------

Metals and Mining -- 1.8%
    11,800       AngloGold, Ltd. . ............................         459,159
                                                                   ------------

Healthcare Services -- 0.4%
     5,600       Healthcare COMPARE
                  Corporation+ ................................          92,750
                                                                   ------------

                 Total Common Stock
                  (Cost $21,073,242) ..........................      23,802,290
                                                                   ------------

    Principal
     Amount
     ------
REPURCHASE AGREEMENT -- 4.0% (Cost $994,000)
  $994,000       Agreement with UBS,
                  4.700% to be repurchased at
                  $ 994,519 on 01/04/1999,
                  collateralized by $815,077
                  U.S. Treasury Note, 7.500%
                  due 11/15/2016, market value
                  $1,014,675 ..................................         994,000
                                                                   ------------

TOTAL INVESTMENTS
  (Cost $22,067,242*) .................................    99.7%     24,796,290
OTHER ASSETS AND LIABILITIES (Net) ....................     0.3%         68,495
                                                          ------   ------------
NET ASSETS ............................................   100.0%   $ 24,864,785
                                                          ======   ============
NET ASSETS consist of:
Accumulated net realized loss on investments sold,
forward foreign exchange contracts, foreign
currencies and net other assets........................            $ (1,832,716)
Net unrealized appreciation of investments,
foreign currencies and net other assets................               2,835,962
Paid-in capital........................................              23,861,539
                                                                   ------------

Total Net Assets.......................................            $ 24,864,785
                                                                   ============
NET ASSET VALUE, offering price and redemption
 price per share of beneficial interest outstanding....            $      10.66
                                                                   ============

Number of Portfolio shares outstanding.................               2,331,807
                                                                   ============
-------------

     *  Aggregate cost for federal tax purposes was $22,085,392.
     +  Non-income producing security.

Abbreviation:
  ADR -- American Depositary Receipt


                       See Notes to Financial Statements.

-------------------------------------------------------
 Statement of Net Assets
-------------------------------------------------------

                             Endeavor Series Trust
                         Endeavor High Yield Portfolio
                               December 31, 1998

    Principal                                                          Value
     Amount                                                           (Note 1)
     ------                                                           --------
CORPORATE FIXED INCOME SECURITIES -- 91.7%
Telephone and Communications -- 24.7%
$  100,000       Albritton Communication, Inc.,
                   Senior Subordinate Notes,
                   8.875% due 02/01/2008. .....................      $   100,750
                 Allegiance Telecom, Inc.,
                   Senior Discount Notes,
    40,000         11.750% due 02/15/2008/\....................           18,800
    60,000         12.875% due 05/15/2008 .....................           59,400
   100,000       American Cellular Corporation
                   Senior Notes,
                   10.500% due 05/15/2008++. ..................           97,000
    50,000       Avalon Cable Holdings, LLP,
                   Senior Discount Notes,
                   11.875% due 12/01/2008/\++ .................           27,813
    25,000       Avalon Cable of Michigan,
                   Senior Subordinate Notes,
                   9.375% due 12/01/2008++ ....................           25,563
    30,000       Centennial Cellular,
                   Senior Subordinate Notes,
                   10.750% due 12/15/2008++. ..................           30,225
   125,000       Colt Telecom Group Plc,
                   Senior Discount Notes,
                   12.000% due 12/15/2006/\ ...................          105,000
   125,000       Dolphin Telecom Plc,
                   Senior Discount Notes,
                   11.500% due  06/01/2008/\++.................           50,000
    40,000       Esat Telecom Group Plc,
                   Senior Notes,
                   11.875% due 12/01/2008++ ...................           40,000
    65,000       Esprit Telecom Group Plc,
                   Senior Notes,
                   10.875% due 06/15/2008++....................           65,650
    50,000       Exodus Communications,
                   Senior Notes,
                   11.250% due 07/01/2008++. ..................           49,688
    25,000       Hermes Europe Railtel BV,
                   Senior Notes,
                   10.375% due 01/15/2009++ ...................           25,374
   135,000       Intermedia Communication
                   Corporation, Senior Discount Notes,
                   11.250% due 07/15/2007/\....................           91,799
    50,000       ITC Deltacom, Inc., Senior Notes,
                    9.750% due 11/15/2008++. ..................           51,750
   150,000       Jacor Communications Company,
                   Senior Subordinate Notes,
                   8.000% due 02/15/2010. .....................          156,750
   105,000       L-3 Communications Corporation,
                   Senior Subordinate Notes,
                   10.375% due 05/01/2007 .....................          115,237
    50,000       LenFest Communications,
                   Senior Subordinate Notes,
                   8.250% due 02/15/2008. .....................           52,125
    70,000       Level 3 Communications, Inc.,
                   Senior Notes,
                   9.125% due 05/01/2008. .....................           69,388
    90,000       Metromedia Fiber Network,
                   Senior Notes,
                   10.000% due 11/15/2008++. ..................           92,250
                 Metronet Communications, Inc.,
                   Senior Discount Notes,
   150,000         10.750% due 11/01/2007/\....................           99,000
    35,000         9.950% due 06/15/2008/\.....................           21,438
   125,000       Millicom International Cellular, Inc.,
                   Senior Discount Notes,
                   13.500% due 06/01/2006/\ ...................           87,500
   150,000       Nextel International, Inc.,
                   Senior Discount Notes,
                   9.950% due 02/15/2008/\++...................           90,187
    25,000       Northeast Optic Network,
                   Senior Notes,
                   12.750% due 08/15/2008. ....................           24,500
                 NTL, Inc., Senior Notes,
    65,000          9.750% due 04/01/2008/\++..................           40,625
   100,000         12.375% due 10/01/2008/\++..................           62,625
   150,000       Pagemart Wireless, Inc.,
                   Senior Discount Notes,
                   11.250% due 02/01/2008/\....................           69,000
    40,000       PSI Net, Inc., Senior Notes,
                   11.500% due 11/01/2008++. ..................           41,800
                 Qwest Communications,
                   Senior Notes,
   100,000         7.500%  due 11/01/2008++. ..................          103,875
    50,000         7.250%  due 11/01/2008++. ..................           51,250
    50,000       Rural Cellular Corporation,
                   Senior Subordinate Notes,
                   9.625% due 05/15/2008. .....................           50,125
    65,000       TeleWest Communications,
                   Debentures,
                   9.625% due 10/01/2006. .....................           66,299
    90,000       Triton Communications  LLC,
                   Company Guarantee,
                   11.000% due 05/01/2008/\....................           42,075
                 Verio, Inc., Senior Notes,
    25,000         10.375% due 04/01/2005 .....................           24,500
    20,000         11.250% due 12/01/2008++. ..................           20,100
   100,000       Versatel Telecom BV, Senior Notes,
                   13.250% due 05/15/2008++ ...................           99,000
   130,000       Viatel, Inc., Senior Discount Notes,
                   12.500% due 04/15/2008/\....................           76,700
    30,000       Western Wireless, Inc.,
                   Senior Subordinate Notes,
                   10.500% due 02/01/2007 .....................           31,350
                                                                    ------------
                                                                       2,426,511
                                                                    ------------

Broadcasting and Media -- 12.3%
   150,000       Adelphia Communications,
                  8.375% due 02/01/2008++ .....................          154,500
   100,000       Chancellor Media Corporation,
                  Company Guarantee,
                  8.750% due 06/15/2007. ......................          102,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                          Endeavor High Yield Portfolio
                               December 31, 1998

    Principal                                                          Value
     Amount                                                           (Note 1)
     ------                                                           --------
CORPORATE FIXED INCOME SECURITIES -- (Continued)
Broadcasting and Media -- (Continued)
$   50,000       Chancellor Media Corporation,
                   Senior Notes,
                    8.000% due 11/01/2008++ ...................     $    51,125
    70,000       Classic Cable, Inc.,
                   Senior Subordinate Notes,
                    9.875% due 08/01/2008++ ...................          73,150
    75,000       Cumulus Media, Inc.,
                   Company Guarantee,
                    10.375% due 07/01/2008.....................          79,875
   100,000       Fox/Liberty Networks LLC,
                    Senior Notes,
                    8.875% due 08/15/2007. ....................         102,000
    50,000       Frontiervision LP, Senior Notes,
                    11.000% due 10/15/2006.....................          55,500
                 Granite Broadcasting Corporation,
                   Senior Subordinate Notes:
    25,000          10.375% due 05/15/2005.....................          25,250
   100,000          8.875% due 05/15/2008......................          95,000
    50,000       Hollinger International Publishing,
                   Company Guarantee,
                    9.250% due 03/15/2007 .....................          52,500
   100,000       Lin Television Corporation,
                   Company Guarantee,
                    8.375% due 03/01/2008 .....................          99,000
   125,000       Satelites Mexicanos S.A., Senior Notes,
                    10.125% due 11/01/2004++...................          97,500
   125,000       Telemundo Holdings, Inc.,
                   Senior Discount Notes,
                    11.500% due 08/15/2008/\++.................          68,750
    25,000       Time Warner Telecom LLC,
                   Senior Notes,
                    9.750% due 07/15/2008. ....................          26,250
   195,000       United International Holdings Inc.,
                   Senior Discount Notes,
                    10.750% due 02/15/2008/\...................         103,350
    20,000       World Color Press, Inc.,
                   Senior Subordinate Notes,
                    8.375% due 11/15/2008++....................          20,000
                                                                     ----------
                                                                      1,206,250
                                                                     ----------

Entertainment and Leisure -- 9.5%
   100,000       AMC Entertainment, Inc.,
                   Senior Subordinate Notes,
                    9.500% due 03/15/2009 .....................         102,000
   100,000       Big Flower Press Holdings,
                    Senior Subordinate Notes,
                    8.625% due 12/01/2008++....................         101,000
   100,000       Boyd Gaming Corporation,
                    Senior Subordinate Notes,
                    9.500% due 07/15/2007 .....................          99,000
    75,000        Casino America, Inc., Senior Notes,
                    12.500% due 08/01/2003 ....................          82,875
   100,000       Cinemark USA, Inc.,
                    Senior Subordinate Notes,
                    9.625% due 08/01/2008 .....................         104,750
    40,000        Circus Circus Enterprises,
                    Senior Notes,
                    6.450% due 02/01/2006 .....................          35,947
    25,000        Eldorado Resorts LLC,
                    Senior Subordinate Notes,
                    10.500% due 08/15/2006 ....................          26,500
   100,000       Grand Casinos, Inc., First Mortgage,
                    10.125% due 12/01/2003 ....................         109,000
    50,000        Lady Luck Gaming, First Mortgage,
                    11.875% due 03/01/2001 ....................          50,500
    40,000        Red Roof Inns, Senior Notes,
                    9.625% due 12/15/2003 .....................          40,400
    75,000        Regal Cinemas, Inc.,
                    Senior Subordinate Notes,
                    9.500% due 06/01/2008 .....................          77,250
   100,000       Station Casinos,
                    Senior Subordinate Notes,
                    8.875% due 12/01/2008++ ...................         101,500
                                                                     ----------
                                                                        930,722
                                                                     ----------

Industrial -- 9.3%
    50,000       Allied Waste North America,
                   Senior Notes,
                    7.875% due 01/01/2009++. ..................          50,625
                 American Standard Companies, Inc.,
                   Company Guarantee,
    75,000          7.375% due 02/01/2008 .....................          75,000
    25,000          7.625% due 02/15/2010 .....................          25,250
    50,000       Dialog Corporation Plc,
                   Senior Subordinate Notes,
                    11.000% due 11/15/2007 ....................          49,750
    75,000       International Knife & Saw, Inc.,
                   Senior Notes,
                    11.375% due 11/15/2006 ....................          76,875
    75,000       K & F Industries,
                   Senior Subordinate Notes,
                    9.250% due 10/15/2007. ....................          75,750
   100,000       Mark IV Industries, Inc.,
                   Senior Subordinate Notes,
                    7.750% due 04/01/2006. ....................          99,020
    25,000       Metal Management, Inc.,
                   Company Guarantee,
                    10.000% due 05/15/2008 ....................          15,000
    60,000       Numatics, Inc., Company Guarantee,
                    9.625% due 04/01/2008 .....................          56,100
    50,000       Polymer Group, Inc.,
                   Company Guarantee,
                    9.000% due 07/01/2007 .....................          49,500
   100,000       Repap New Brunswick, Inc.,
                    Senior Notes,
                    9.000% due 06/01/2004++ ...................          91,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                         Endeavor High Yield Portfolio
                               December 31, 1998


    Principal                                                          Value
     Amount                                                           (Note 1)
     ------                                                           --------
CORPORATE FIXED INCOME SECURITIES -- (Continued)
Industrial -- (Continued)
$   35,000       Simonds Industries, Senior
                   Subordinate Notes,
                    10.250% due 07/01/2008++ ....................    $   35,700
    75,000       Spectrasite Holdings, Inc.,
                   Senior Discount Notes,
                    12.000% due 07/15/2008/\++ ..................        38,250
    85,000       Thermadyne Holdings Corporation,
                   Debentures,
                    12.500% due 06/01/2008/\ ....................        40,375
    50,000       Thermadyne Holdings Corporation,
                   Company Guarantee,
                    9.875% due 06/01/2008 .......................        47,000
    85,000       US Timberlands, Senior Notes,
                    9.625% due 11/15/2007 .......................        85,425
                                                                     ----------
                                                                        910,620
                                                                     ----------

Retail -- 5.8%
   100,000       Cole National Group, Inc.,
                   Senior Subordinate Notes,
                    8.625% due 08/15/2007 .......................        98,000
    75,000       Friendly Ice Cream Corporation,
                   Company Guarantee,
                    10.500% due 12/01/2007 ......................        75,938
    95,000       J Crew Operating Corporation,
                   Senior Subordinate Notes,
                    10.375% due 10/15/2007 ......................        80,750
    45,000       Jitney-Jungle Stores of America, Inc.,
                   Company Guarantee,
                    12.000% due 03/01/2006 ......................        49,950
   100,000       Musicland Group,
                   Senior Subordinate Notes,
                    9.000% due 06/15/2003 .......................        95,500
                 Pathmark Stores,
                   Senior  Subordinate Notes,
    45,000          11.625% due 06/15/2002 ......................        42,975
    25,000          9.625% due 05/01/2003 .......................        24,250
    45,000       Samsonite Corporation,
                   Senior Subordinate Notes,
                    10.750% due 06/15/2008 ......................        38,700
    75,000       Southland Corporation,
                   Senior Subordinate Debentures,
                    5.000% due 12/15/2003 .......................        66,000
                                                                     ----------
                                                                        572,063
                                                                     ----------

Engineering and Technology -- 5.2%
    25,000       Applied Extrusion Technology,
                   Senior Notes,
                    11.500% due 04/01/2002 ....................          25,875
   100,000       Argo--Tech Corporation,
                   Company Guarantee,
                    8.625% due 10/01/2007 .....................          95,000
   150,000       Building Materials Corporation,
                   Senior Notes,
                    8.625% due 12/15/2006 .....................         151,125
    50,000       CSC Holdings, Inc.,
                   Senior Subordinate Notes,
                    9.250% due 11/01/2005 .....................          53,750
   100,000       General Binding Corporation,
                   Company Guarantee,
                   9.375% due 06/01/2008 ......................          99,000
    75,000       Unisys Corporation, Senior Notes,
                   12.000% due 04/15/2003 .....................          84,000
                                                                     ----------
                                                                        508,750
                                                                     ----------

Oil and Gas -- 4.4%
    75,000       Anacomp, Inc.,
                    10.875% due 04/01/2004 ....................          77,250
   100,000       Chesapeake Energy Corporation,
                   Company Guarantee,
                    9.625% due 05/01/2005++ ...................          77,000
    25,000       Clark R&M, Inc., Senior Notes,
                    8.625% due 08/15/2008++ ...................          24,656
    50,000       International Utility Structures, Inc.,
                   Senior Subordinate Notes,
                    10.750% due 02/01/2008++ ..................          47,500
    75,000       P&L Coal Holdings Corporation,
                   Company Guarantee,
                    9.625% due 05/15/2008 .....................          75,750
   100,000       Pool Energy Services Company,
                   Company Guarantee,
                    8.375% due 04/01/2008 .....................          85,000
    50,000       Pride International, Inc., Senior Notes,
                    9.375% due 05/01/2007 .....................          45,500
                                                                     ----------
                                                                        432,656
                                                                     ----------

Medical Services and Supplies -- 3.5%
    25,000       Alaris Medical, Inc.,
                   Senior Discount Notes,
                    11.125% due 08/01/2008/\++ ................          13,625
                 Buckeye Technologies, Inc.,
                   Senior Subordinate Notes:
    35,000          8.500% due 12/15/2005 .....................          35,350
   100,000          8.000% due 10/15/2010 .....................          96,000
   100,000       Prime Medical Services, Inc.,
                   Company Guarantee,
                    8.750% due 04/01/2008 .....................          96,250
   105,000       Tenet Healthcare Corporation,
                   Senior Subordinate Notes,
                    8.625% due 01/15/2007 .....................         109,725
                                                                     ----------

                                                                        350,950
                                                                     ----------

Commercial Services -- 2.9%
    30,000       Continental Resources, Senior Subordinate Notes,
                   10.250% due 08/01/2008++ ...................          25,725


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                         Endeavor High Yield Portfolio
                               December 31, 1998

    Principal                                                          Value
     Amount                                                           (Note 1)
     ------                                                           --------
CORPORATE FIXED INCOME SECURITIES -- (Continued)
Commercial Services -- (Continued)
$   50,000       HS Resources, Inc.,
                   Senior Subordinate Notes,
                   9.250% due 11/15/2006 ..........................  $    47,500
   100,000       Iron Mountain, Inc.,
                   Company Guarantee,
                   8.750% due 09/30/2009 ..........................      103,000
   100,000       Pierce Leahy Corporation,
                   Senior Subordinate Notes,
                   9.125% due 07/15/2007 ..........................      104,500
                                                                     -----------
                                                                         280,725
                                                                     -----------

Specialty Chemicals -- 2.5%
    80,000       NL Industries, Senior Notes,
                   11.750% due 10/15/2003 .........................       84,800
   125,000       PCI Chemicals Canada, Inc.,
                   Company Guarantee,
                   9.250% due 10/15/2007 ..........................       97,500
    75,000       Sterling Chemicals, Inc.,
                   Senior Subordinate Notes,
                   11.250% due 04/01/2007 .........................       62,250
                                                                     -----------
                                                                         244,550
                                                                     -----------

Automotive -- 2.4%
   100,000       Hayes Lemmerz International, Inc.,
                   Company Guarantee,
                   9.125% due 07/15/2007 ..........................      104,500
    75,000       Oxford Automotive, Inc.,
                   Company Guarantee,
                   10.125% due 06/15/2007 .........................       77,063
    50,000       Williams Scotsman, Inc.,
                   Company Guarantee,
                   9.875% due 06/01/2007 ..........................       51,000
                                                                     -----------
                                                                         232,563
                                                                     -----------

Capital Goods -- 2.0%
   100,000       Grove Holdings LLC, Debentures,
                   11.625%, due  05/01/2009/\ .....................       42,000
    50,000       Johnstown America Industries, Inc.,
                   Senior Subordinate Notes,
                   11.750% due 08/15/2005 .........................       52,750
   100,000       Nortek, Inc., Senior Notes,
                   9.250% due 03/15/2007 ..........................      102,500
                                                                     -----------
                                                                         197,250
                                                                     -----------

Containers -- 1.9%
    60,000       Ball Corporation,
                   Senior Subordinate Notes,
                   8.250% due 08/01/2008++ ........................       63,000
   100,000       Gaylord Container Corporation,
                   Senior Notes,
                   9.750% due 06/15/2007 ..........................       86,000

    35,000       Silgan Holdings, Inc.,
                   Senior Subordinate Debentures,
                   9.000% due 06/01/2009 ..........................       35,438
                                                                     -----------
                                                                         184,438
                                                                     -----------

Steel -- 1.7%
    50,000       AK Steel Corporation, Senior Notes,
                   9.125% due 12/15/2006 ..........................       52,375
    65,000       Kaiser Aluminum
                   & Chemical Corporation,
                   Senior Notes,
                   9.875% due 02/15/2002 ..........................       64,350
    50,000       WCI Steel, Inc., Senior Notes,
                   10.000% due 12/01/2004 .........................       49,500
                                                                     -----------
                                                                         166,225
                                                                     -----------

Educational -- 1.0%
   100,000       KinderCare Learning Centers,
                   Senior Subordinate Notes,
                   9.500% due 02/15/2009  .........................       99,500
                                                                     -----------


Aerospace and Defense -- 1.0%
   100,000       BE Aerospace, Senior Subordinate Notes,
                   8.000% due 03/01/2008  .........................       98,000
                                                                     -----------

Cosmetics -- 0.9%
                 Revlon Consumer Products, Inc.,
                   Senior Subordinate Notes,
    50,000         8.125% due 02/01/2006 ..........................       47,750
    50,000         8.625% due 02/01/2008 ..........................       45,500
                                                                     -----------
                                                                          93,250
                                                                     -----------

Specialty Foods/Candy -- 0.7%
    75,000       Specialty Foods Acquisition,
                   Senior Notes,
                   10.250% due 08/15/2001 .........................       69,000
                                                                     -----------

                 Total Corporate
                   Fixed Income Securities
                   (Cost $9,260,752) ..............................    9,004,023
                                                                     -----------

AGENCY SECURITY -- 5.2% (Cost $509,800)
   510,000       FMC, Discount Note,
                   4.700% due 01/04/1999# .........................      509,800
                                                                     -----------

    Shares
    ------
PREFERRED STOCK -- 1.4%
       500       Crown Castle International Corporation,
                   Convertible,
                   12.750% due 12/15/2010++ .......................       50,313
    34,000       CSC Holdings, Inc.,
                   11.125% due 04/01/2008 .........................       37,570
    50,000       Global Crossing Holdings Ltd.,
                   10.500% due 12/01/2008++ .......................       49,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                         Endeavor High Yield Portfolio
                               December 31, 1998


                                                                      Value
   Shares                                                            (Note 1)
   ------                                                            --------
PREFERRED STOCK -- (Continued)
        65       Viatel Inc., Convertible,
                  10.000% due 04/15/2010 .......................... $        72
                                                                    -----------
                 Total Preferred Stock (Cost $138,632)                  136,955
                                                                    -----------

WARRANTS -- 0.0% ## (Cost $0)
       100       VersaTel Telecom BV,
                  Expire 05/15/2008~++ ............................       1,000
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $9,909,184*) ....................................   98.3%      9,651,778
OTHER ASSETS AND LIABILITIES (Net) .....................    1.7%        167,543
                                                         -------    -----------
NET ASSETS .............................................  100.0%    $ 9,819,321
                                                         =======    ===========
NET ASSETS consist of:
Undistributed net investment income ............................... $   252,079
Accumulated net realized loss on investments sold,
 forward foreign exchange contracts, foreign
 currencies and net other assets ..................................     (84,712)
Net unrealized depreciation of investments ........................    (257,406)
Paid-in capital ...................................................   9,909,360
                                                                     ----------

Total Net Assets .................................................. $ 9,819,321
                                                                    ===========
NET ASSET VALUE, offering price and redemption
 price per share of beneficial interest outstanding ............... $      9.69
                                                                    ===========

Number of Portfolio shares outstanding ............................   1,013,492
                                                                    ===========

--------------
     *    Aggregate cost for federal tax purposes was $9,909,283.
     ~    Non-income producing security.
     #    Rate represents annualized yield at date of purchase.
     ##   Amount represents less than 0.1%.
     /\ Zero coupon security as of December 31, 1998. The coupon shown is the step-up rate.
     ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Operations
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                     For the Period Ended December 31, 1998

                                                                          Dreyfus
                                                          Dreyfus           U.S.         Endeavor        Endeavor        Endeavor
                                                         Small Cap       Government      Enhanced       Opportunity        Value
                                                           Value         Securities        Index           Value           Equity
                                                         Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                         ---------       ---------       ---------       ---------       ---------
INVESTMENT INCOME:
Dividends ..........................................   $    781,887    $         --    $    545,539    $    451,436    $  3,104,841
Interest ...........................................        168,527       3,861,269          54,865         384,244       1,510,274
Foreign taxes withheld .............................             --              --              --              --          (1,558)
                                                       ------------    ------------    ------------    ------------    ------------
   Total Investment Income .........................        950,414       3,861,269         600,404         835,680       4,613,557
                                                       ------------    ------------    ------------    ------------    ------------
EXPENSES:
Investment management fee (Note 2) .................      1,207,117         419,748         284,833         303,103       1,901,572
Administration fees (Note 2) .......................             --              --              --              --              --
Custodian fees (Note 2) ............................         38,263          17,263          36,171           7,686          28,366
Transfer agent fees ................................            701             598             565             577             883
Marketing fees paid indirectly (Note 2) ............        112,862              --              --           4,829          28,753
Professional fees ..................................         35,292          16,633          16,636          17,054          41,278
Amortization of organization costs
   (Note 5) ........................................          1,044           4,357           5,000           5,200           1,044
Trustees' fees and expenses (Note 2) ...............         10,741           4,497           3,419           5,961          16,930
Printing fees ......................................          3,401           2,403           7,670          15,973             860
Insurance fees .....................................          1,467             421              --              68           2,206
Other ..............................................          7,126           8,564          65,337          18,651              --
                                                       ------------    ------------    ------------    ------------    ------------
   Subtotal ........................................      1,418,014         474,484         419,631         379,102       2,021,892
                                                       ------------    ------------    ------------    ------------    ------------
Waiver/reimbursement (Note 2) ......................             --              --              --              --              --
Fees paid indirectly (Note 2) ......................       (112,862)             --              --          (4,829)        (28,753)
Credits allowed by the custodian (Note 2) ..........         (2,054)         (5,708)           (428)         (1,214)         (2,405)
                                                       ------------    ------------    ------------    ------------    ------------
   Total expenses ..................................      1,303,098         468,776         419,203         373,059       1,990,734
                                                       ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) .......................       (352,684)      3,392,493         181,201         462,621       2,622,823
                                                       ------------    ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY (Notes 1 and 3):
Net realized gain/(loss) on:
 Securities ........................................     14,911,403       2,435,767       3,789,233         418,980       9,505,824
 Futures contracts .................................             --        (989,317)        186,209              --              --
 Forward foreign exchange contracts ................             --              --              --              --              --
 Foreign currencies and net other assets ...........             --           7,638              --              --              --
                                                       ------------    ------------    ------------    ------------    ------------
Net realized gain/(loss) on investments
 and foreign currency during the period ............     14,911,403       1,454,088       3,975,442         418,980       9,505,824
                                                       ------------    ------------    ------------    ------------    ------------
Net change in unrealized appreciation/depreciation
 of:
 Securities ........................................    (18,149,967)       (318,992)      6,699,033         547,081       4,084,657
 Futures contracts .................................             --          59,205          (3,559)             --              --
 Forward foreign exchange contracts ................             --              --              --              --              --
 Foreign currencies and net other assets ...........             --              --              --              --             120
                                                       ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation/(depreciation)
 of investments and foreign currency
 during the period .................................    (18,149,967)       (259,787)      6,695,474         547,081       4,084,777
                                                       ------------    ------------    ------------    ------------    ------------
Net realized and unrealized gain/(loss) on
 investments and foreign currency
 during the period .................................     (3,238,564)      1,194,301      10,670,916         966,061      13,590,601
                                                       ------------    ------------    ------------    ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..................................   $ (3,591,248)   $  4,586,794    $ 10,852,117    $  1,428,682    $ 16,213,424
                                                       ============    ============    ============    ============    ============

------------------------
* Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio commenced operations on February 3, 1998 and June 1, 1998, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Operations
--------------------------------------------------------------------------------

                             Endeavor Series Trust
                     For the Period Ended December 31, 1998

                                                                                                       T. Rowe           T. Rowe
                                                                    Endeavor         Endeavor           Price             Price
                                                                     Asset            Money             Equity            Growth
                                                                   Allocation         Market            Income            Stock
                                                                   Portfolio         Portfolio         Portfolio        Portfolio
                                                                   ---------         ---------         ---------        ---------
INVESTMENT INCOME:
Dividends ..................................................     $  2,044,493      $         --      $  6,149,136      $  1,613,400
Interest ...................................................        6,926,733         4,277,948           918,248           455,145
Foreign taxes withheld .....................................               --                --            (8,175)          (24,145)
                                                                 ------------      ------------      ------------      ------------
   Total Investment Income .................................        8,971,226         4,277,948         7,059,209         2,044,400
                                                                 ------------      ------------      ------------      ------------
EXPENSES:
Investment management fee (Note 2) .........................        2,449,659           387,793         1,866,844         1,255,157
Administration fees (Note 2) ...............................               --                --                --                --
Custodian fees (Note 2) ....................................           54,040            13,489            37,240            47,939
Transfer agent fees ........................................              977               668               844               755
Marketing fees paid indirectly (Note 2) ....................           78,788                --             1,483             3,056
Professional fees ..........................................           12,023            27,087            42,453            38,334
Amortization of organization costs
 (Note 5) ..................................................               --                --             2,423             2,423
Trustees' fees and expenses (Note 2) .......................           23,334             5,363            16,388            10,957
Printing fees ..............................................            4,079            11,475             4,306             2,127
Insurance fees .............................................            3,848               674             1,519             1,057
Other ......................................................               16            18,973             1,845             6,283
                                                                 ------------      ------------      ------------      ------------
 Subtotal ..................................................        2,626,764           465,522         1,975,345         1,368,088
                                                                 ------------      ------------      ------------      ------------
Waiver/reimbursement (Note 2) ..............................               --                --                --                --
Fees paid indirectly (Note 2) ..............................          (78,788)               --            (1,483)           (3,056)
Credits allowed by the custodian (Note 2) ..................           (8,465)           (2,156)           (1,761)             (925)
                                                                 ------------      ------------      ------------      ------------
        Total expenses .....................................        2,539,511           463,366         1,972,101         1,364,107
                                                                 ------------      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS) ...............................        6,431,715         3,814,582         5,087,108           680,293
                                                                 ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY (Notes 1 and 3):
Net realized gain/(loss) on:
 Securities ................................................       80,092,827             1,020        11,849,694        16,516,670
 Futures contracts .........................................          110,176                --                --                --
 Forward foreign exchange contracts ........................               --                --           (16,327)         (108,495)
 Foreign currencies and net other assets ...................               --                --             6,356           (63,612)
                                                                 ------------      ------------      ------------      ------------
Net realized gain/(loss) on investments
 and foreign currency during the period ....................       80,203,003             1,020        11,839,723        16,344,563
                                                                 ------------      ------------      ------------      ------------
Net change in unrealized appreciation/depreciation
 of:
 Securities ................................................      (31,770,752)               --         2,101,781        22,324,818
 Futures contracts .........................................           (3,967)               --                --                --
 Forward foreign exchange contracts ........................               --                --                --              (186)
 Foreign currencies and net other assets ...................               --                --               146              (645)
                                                                 ------------      ------------      ------------      ------------
Net unrealized appreciation/(depreciation)
 of investments and foreign currency
 during the period .........................................      (31,774,719)               --         2,101,927        22,323,987
                                                                 ------------      ------------      ------------      ------------
Net realized and unrealized gain/(loss) on
 investments and foreign currency
 during the period .........................................       48,428,284             1,020        13,941,650        38,668,550
                                                                 ------------      ------------      ------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS ................................................       54,859,999      $  3,815,602      $ 19,028,758      $ 39,348,843
                                                                 ============      ============      ============      ============

                                                                              T. Rowe
                                                                               Price
                                                                           International             Endeavor            Endeavor
                                                                               Stock                 Select 50          High Yield
                                                                             Portfolio              Portfolio*          Portfolio*
                                                                             ---------              ----------          ----------
INVESTMENT INCOME:
Dividends ........................................................         $  3,519,065          $    280,291          $         --
Interest .........................................................               35,823               130,229               299,887
Foreign taxes withheld ...........................................             (443,175)               (8,414)                   --
                                                                           ------------          ------------          ------------
   Total Investment Income .......................................            3,111,713               402,106               299,887
EXPENSES:
                                                                           ------------          ------------          ------------
Investment management fee (Note 2) ...............................            1,603,389               197,853                29,230
Administration fees (Note 2) .....................................                   --                36,666                23,333
Custodian fees (Note 2) ..........................................              196,890                23,764                 5,079
Transfer agent fees ..............................................                  767                   482                   184
Marketing fees paid indirectly (Note 2) ..........................                   --                    --                    --
Professional fees ................................................               33,354                 4,607                   564
Amortization of organization costs
 (Note 5) ........................................................                   --                 7,125                 2,629
Trustees' fees and expenses (Note 2) .............................               12,630                 1,073                   255
Printing fees ....................................................               21,025                   719                   130
Insurance fees ...................................................                2,162                    --                    --
Other ............................................................               81,389                 5,735                     8
                                                                           ------------          ------------          ------------
 Subtotal ........................................................            1,951,606               278,024                61,412
                                                                           ------------          ------------          ------------
Waiver/reimbursement (Note 2) ....................................                   --                (9,166)               (5,833)
Fees paid indirectly (Note 2) ....................................                   --                    --                    --
Credits allowed by the custodian (Note 2) ........................             (196,795)               (1,352)               (5,079)
                                                                           ------------          ------------          ------------
 Total expenses ..................................................            1,754,811               267,506                50,500
                                                                           ------------          ------------          ------------
NET INVESTMENT INCOME (LOSS) .....................................            1,356,902               134,600               249,387
                                                                           ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY (Notes 1 and 3):
Net realized gain/(loss) on:
 Securities ......................................................            1,308,800            (1,832,716)              (84,682)
 Futures contracts ...............................................                   --                    --                    --
 Forward foreign exchange contracts ..............................                5,368               (65,488)                  980
 Foreign currencies and net other assets .........................              310,868              (387,675)                 (947)
                                                                           ------------          ------------          ------------
Net realized gain/(loss) on investments
 and foreign currency during the period ..........................            1,625,036            (2,285,879)              (84,649)
                                                                           ------------          ------------          ------------
Net change in unrealized appreciation/depreciation
 of:
 Securities ......................................................           21,840,568             2,729,048              (257,406)
 Futures contracts ...............................................                   --                    --                    --
 Forward foreign exchange contracts ..............................                   --                    --                    --
 Foreign currencies and net other assets .........................               11,674               106,914                    --
                                                                           ------------          ------------          ------------
Net unrealized appreciation/(depreciation)
 of investments and foreign currency
 during the period ...............................................           21,852,242             2,835,962              (257,406)
                                                                           ------------          ------------          ------------
Net realized and unrealized gain/(loss) on
 investments and foreign currency
 during the period ...............................................           23,477,278               550,083              (342,055)
                                                                           ------------          ------------          ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..         $ 24,834,180          $    684,683          $    (92,668)
                                                                           ============          ============          ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                     For the Period Ended December 31, 1998

                                                                      Dreyfus
                                                      Dreyfus           U.S.           Endeavor        Endeavor          Endeavor
                                                     Small Cap       Government        Enhanced       Opportunity         Value
                                                       Value         Securities         Index            Value            Equity
                                                     Portfolio       Portfolio        Portfolio        Portfolio        Portfolio
                                                     ---------       ---------        ---------        ---------        ---------
Net investment income /(loss) .................   $    (352,684)   $   3,392,493    $     181,201    $     462,621    $   2,622,823
Net realized gain/(loss) on
 investments sold, futures contracts,
 forward foreign exchange contracts,
 foreign currencies and net other
 assets during the period .....................      14,911,403        1,454,088        3,975,442          418,980        9,505,824
Net unrealized appreciation/depreciation of
 investments, futures contracts, forward
 foreign exchange contracts, foreign
 currencies and net other assets
 during the period ............................     (18,149,967)        (259,787)       6,695,474          547,081        4,084,777
                                                  -------------    -------------    -------------    -------------    -------------

Net increase/(decrease) in net assets
 resulting from operations ....................      (3,591,248)       4,586,794       10,852,117        1,428,682       16,213,424
Distributions to shareholders from
 net investment income ........................        (227,013)      (1,993,080)         (41,306)        (168,154)      (2,379,221)

Distributions to shareholders
 from net realized gains ......................     (19,963,527)         (14,764)         (94,085)        (273,333)      (4,227,268)

Net increase/(decrease) in net assets
 from Portfolio share transactions
 (Note 4) .....................................      36,248,665       33,768,028       33,529,696       17,717,122       20,456,351
                                                  -------------    -------------    -------------    -------------    -------------

Net increase in net assets ....................      12,466,877       36,346,978       44,246,422       18,704,317       30,063,286

NET ASSETS:
Beginning of period ...........................     146,195,121       46,541,981       19,811,286       26,801,970      216,038,578
                                                  -------------    -------------    -------------    -------------    -------------
End of period .................................   $ 158,661,998    $  82,888,959    $  64,057,708    $  45,506,287    $ 246,101,864
                                                  =============    =============    =============    =============    =============

Undistributed net investment
  income ......................................   $          --    $   3,356,679    $     185,177    $     467,076    $   2,612,240
                                                  =============    =============    =============    =============    =============

----------------------

* The Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio commenced operations on February 3, 1998 and June 1, 1998, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                     For the Period Ended December 31, 1998

                                                                                                     T. Rowe             T. Rowe
                                                                 Endeavor         Endeavor             Price              Price
                                                                  Asset            Money               Equity             Growth
                                                                Allocation         Market              Income             Stock
                                                                Portfolio         Portfolio          Portfolio          Portfolio
                                                                ---------         ---------          ---------          ---------
Net investment income /(loss) ..........................     $   6,431,715      $   3,814,582      $   5,087,108      $     680,293
Net realized gain/(loss) on
 investments sold, futures contracts,
 forward foreign exchange contracts,
 foreign currencies and net other
 assets during the period ..............................        80,203,003              1,020         11,839,723         16,344,563
Net unrealized appreciation/depreciation of
 investments, futures contracts, forward foreign
 exchange contracts, foreign
 currencies and net other assets
 during the period......................................       (31,774,719)                --          2,101,927         22,323,987
                                                             -------------      -------------      -------------      -------------
Net increase/(decrease) in net assets
 resulting from operations
Distributions to shareholders from .....................        54,859,999          3,815,602         19,028,758         39,348,843
 net investment income
Distributions to shareholders ..........................        (4,399,126)        (3,814,561)        (3,237,538)          (304,122)

 from net realized gains
Net increase/(decrease) in net assets ..................       (28,024,060)                --         (8,216,569)        (6,475,158)

 from Portfolio share transactions
 (Note 4)                                                       27,461,850         49,769,152         57,525,460         38,502,251
                                                             -------------      -------------      -------------      -------------
Net increase in net assets                                      49,898,663         49,770,193         65,100,111         71,071,814
NET ASSETS:
Beginning of period                                            303,102,148         51,161,630        197,228,099        123,229,515
                                                             -------------      -------------      -------------      -------------
End of period
                                                             $ 353,000,811      $ 100,931,823      $ 262,328,210      $ 194,301,329
                                                             =============      =============      =============      =============
Undistributed net investment
        income
                                                             $   6,409,743      $          41      $   5,103,379      $     507,841
                                                             =============      =============      =============      =============

                                                                           T. Rowe
                                                                            Price
                                                                         International            Endeavor                Endeavor
                                                                            Stock                Select 50               High Yield
                                                                          Portfolio              Portfolio*              Portfolio*
                                                                          ---------              ----------              ----------
Net investment income /(loss) .................................         $   1,356,902          $     134,600          $     249,387
Net realized gain/(loss) on
 investments sold, futures contracts,
 forward foreign exchange contracts,
 foreign currencies and net other
 assets during the period .....................................             1,625,036             (2,285,879)               (84,649)

Net unrealized appreciation/depreciation of
 investments, futures contracts, forward foreign
 exchange contracts, foreign
 currencies and net other assets
 during the period.............................................            21,852,242              2,835,962               (257,406)
                                                                        -------------          -------------          -------------
Net increase/(decrease) in net assets
 resulting from operations
Distributions to shareholders from ............................            24,834,180                684,683                (92,668)

 net investment income
Distributions to shareholders .................................            (1,283,067)                    --                     --
 from net realized gains
Net increase/(decrease) in net assets .........................            (1,306,396)                    --                     --
 from Portfolio share transactions
 (Note 4)                                                                  (1,948,591)            24,180,102              9,911,989
                                                                        -------------          -------------          -------------
Net increase in net assets                                                 20,296,126             24,864,785              9,819,321
NET ASSETS:
Beginning of period                                                       164,560,224                     --                     --
                                                                        -------------          -------------          -------------
End of period                                                           $ 184,856,350          $  24,864,785          $   9,819,321
                                                                        =============          =============          =============

Undistributed net investment
        income                                                          $   1,612,898          $          --          $     252,079
                                                                        =============          =============          =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                     For the Period Ended December 31, 1997

                                                                       Dreyfus
                                                       Dreyfus           U.S.            Endeavor        Endeavor        Endeavor
                                                      Small Cap       Government         Enhanced      Opportunity        Value
                                                        Value         Securities          Index           Value           Equity
                                                      Portfolio       Portfolio         Portfolio*      Portfolio        Portfolio
                                                      ---------       ---------         ----------      ---------        ---------
Net investment income ..........................   $     228,043    $   2,004,298    $      36,949   $     163,568    $   2,371,321
Net realized gain/(loss) on
   investments sold, forward foreign
   exchange contracts, foreign currencies
   and net other assets
   during the period ...........................      19,822,899          275,682           92,956         273,333        4,215,649
Net unrealized appreciation/depreciation
   of investments, forward foreign
   exchange contracts, foreign
   currencies and net other assets
   during the period ...........................       3,374,069        1,065,295        1,240,563       1,212,229       30,856,935
                                                   -------------    -------------    -------------   -------------    -------------
Net increase in net assets
   resulting from operations ...................      23,425,011        3,345,275        1,370,468       1,649,130       37,443,905
Distributions to shareholders from
   net investment income .......................        (635,811)      (1,063,251)              --            (851)      (1,246,683)

Distributions to shareholders
   from net realized gains .....................     (11,059,249)              --               --              --       (4,562,514)

Net increase in net assets from
   Portfolio share transactions
   (Note 4)  ...................................      48,661,722       19,532,755       18,440,818      24,452,566       56,476,575
                                                   -------------    -------------    -------------   -------------    -------------
Net increase in net assets .....................      60,391,673       21,814,779       19,811,286      26,100,845       88,111,283

NET ASSETS:
Beginning of period ............................      85,803,448       24,727,202               --         701,125      127,927,295
                                                   -------------    -------------    -------------   -------------    -------------
End of period ..................................   $ 146,195,121    $  46,541,981    $  19,811,286   $  26,801,970    $ 216,038,578
                                                   =============    =============    =============   =============    =============


Undistributed net investment
   income ......................................   $     227,013    $   1,990,775    $      40,282   $     167,809    $   2,368,638
                                                   =============    =============    =============   =============    =============

-----------------
*  The Endeavor Enhanced Index Portfolio commenced operations on May 2, 1997.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                     For the Period Ended December 31, 1997

                                                                                        T. Rowe          T. Rowe          T. Rowe
                                                      Endeavor         Endeavor          Price            Price            Price
                                                       Asset             Money           Equity           Growth       International
                                                     Allocation         Market           Income           Stock           Stock
                                                     Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                                                     ---------        ---------        ---------        ---------        ---------
Net investment income .........................   $   4,415,112    $   2,583,968    $   3,313,129    $     333,645    $   1,162,416
Net realized gain/(loss) on
   investments sold, forward foreign
   exchange contracts, foreign currencies
   and net other assets
   during the period ..........................      34,569,832             (146)       8,157,837        6,355,972        3,713,928
Net unrealized appreciation/depreciation
   of investments, forward foreign
   exchange contracts, foreign
   currencies and net other assets
   during the period ..........................      10,307,208               --       21,564,992       15,152,190       (1,972,757)
                                                  -------------    -------------    -------------    -------------    -------------
Net increase in net assets
   resulting from operations ..................      49,292,152        2,583,822       33,035,958       21,841,807        2,903,587
Distributions to shareholders from
   net investment income ......................      (3,471,255)      (2,583,948)      (1,330,453)        (153,147)      (1,046,567)

Distributions to shareholders
   from net realized gains ....................              --               --       (1,924,151)        (486,466)              --
Net increase in net assets from
   Portfolio share transactions
   (Note 4) ...................................      17,071,624        9,616,484       89,195,889       42,294,928       28,267,957
                                                  -------------    -------------    -------------    -------------    -------------
Net increase in net assets ....................      62,892,521        9,616,358      118,977,243       63,497,122       30,124,977

NET ASSETS:
Beginning of period ...........................     240,209,627       41,545,272       78,250,856       59,732,393      134,435,247
                                                  -------------    -------------    -------------    -------------    -------------
End of period .................................   $ 303,102,148    $  51,161,630    $ 197,228,099    $ 123,229,515    $ 164,560,224
                                                  =============    =============    =============    =============    =============


Undistributed net investment
   income .....................................   $   4,396,467    $          20    $   3,262,979    $     301,437    $     697,873
                                                  =============    =============    =============    =============    =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                       Dreyfus Small Cap Value Portfolio

             For a Portfolio share outstanding throughout each year

                                                                   Year         Year          Year           Year          Year
                                                                   Ended        Ended         Ended          Ended         Ended
                                                                 12/31/98     12/31/97      12/31/96++#     12/31/95     12/31/94++
                                                                 --------     --------      -----------     --------     ----------
Operating performance:
Net asset value, beginning of year ..........................   $  16.41    $    14.69     $   12.22      $   10.98       $  11.18
                                                                --------    ----------     ---------      ---------       --------
Net investment income/(loss) ................................      (0.03)         0.02          0.12           0.15           0.10
Net realized and unrealized gain/(loss) on investments ......      (0.13)         3.52          2.95           1.36          (0.30)
                                                                --------    ----------     ---------      ---------       --------
Net increase/(decrease) in net assets resulting
        from investment operations ..........................      (0.16)         3.54          3.07           1.51          (0.20)
                                                                --------    ----------     ---------      ---------       --------
Distributions:
Dividends from net investment income ........................      (0.02)        (0.10)        (0.14)         (0.10)         --
Distributions from net realized gains .......................      (2.09)        (1.72)        (0.46)         (0.17)         --
                                                                --------    ----------     ---------      ---------       --------
Total distributions .........................................      (2.11)        (1.82)        (0.60)         (0.27)         --
                                                                --------    ----------     ---------      ---------       --------
Net asset value, end of year ................................   $  14.14    $    16.41     $   14.69      $   12.22       $  10.9
                                                                ========    ==========     =========      =========       ========
Total return+ ...............................................      (2.18)%       25.56%        25.63%         14.05%         (1.79)%
                                                                ========    ==========     =========      =========       ========



Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's) ..........................   $158,662    $  146,195     $  85,803      $  52,597       $ 35,966
Ratio of net investment income/(loss) to average net assets .      (0.23)%        0.20%         0.95%          1.56%          0.89%
Ratio of operating expenses to average net assets ...........       0.86%         0.91%         0.92%          0.87%          1.03%
Ratio of operating expenses to average net assets before fees
        paid indirectly and credits allowed by the custodian        0.94%         0.91%         0.92%          0.87%          1.03%
Portfolio turnover rate .....................................        183%          127%          171%            75%            77%

---------------------
 +    Total return represents aggregate total return for the years indicated.
++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.
 #    The Dreyfus Corporation became the Portfolio's Adviser effective September
     16, 1996.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                  Dreyfus U.S. Government Securities Portfolio

            For a Portfolio share outstanding throughout each period

                                                               Year          Year          Year          Year           Period
                                                              Ended         Ended         Ended          Ended          Ended
                                                             12/31/98      12/31/97     12/31/96+++     12/31/95      12/31/94*+++
                                                             --------      --------     -----------     --------      ------------
Operating performance:
Net asset value, beginning of period ....................   $   11.87     $    11.23    $     11.39    $     9.96     $    10.00
                                                            ---------     ----------    -----------    ----------     -----------
Net investment income ...................................        0.40           0.39           0.62          0.30           0.24#
Net realized and unrealized gain/(loss) on investments ..        0.46           0.61          (0.44)         1.25          (0.28)
                                                            ---------     ----------    -----------    ----------     -----------
Net increase/(decrease) in net assets resulting
  from investment operations ............................        0.86           1.00           0.18          1.55          (0.04)
                                                            ---------     ----------    -----------    ----------     -----------
Distributions:
Dividends from net investment income ....................       (0.41)         (0.36)         (0.22)        (0.12)         --
Distributions from net realized gains ...................       (0.00)##          --          (0.12)        --             --
                                                            ---------     ----------    -----------    ----------     -----------
Total distributions .....................................       (0.41)         (0.36)         (0.34)        (0.12)         --
                                                            ---------     ----------    -----------    ----------     -----------
Net asset value, end of period ..........................   $   12.32     $    11.87    $     11.23    $    11.39     $     9.96
                                                            =========     ==========    ===========    ==========     ===========

Total return++ ..........................................        7.38%          9.15%          1.81%        15.64%         (0.40)%
                                                            =========     ==========    ===========    ==========     ===========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ....................   $  82,889     $   46,542     $   24,727     $  12,718      $   3,505
Ratio of net investment income to average net assets ....        5.21%          5.74%          5.68%         5.58%          4.14%+
Ratio of operating expenses to average net assets .......        0.72%          0.80%          0.82%         0.84%          0.78%+
Ratio of operating expenses to average net assets
 before waivers/reimbursement and credits
 allowed by the custodian ...............................        0.73%          0.80%          0.82%         0.84%          1.83%+
Portfolio turnover rate .................................         615%           185%           222%          161%           100%

----------------
*    The Portfolio commenced operations on May 13, 1994.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before fees waived and reimbursement of expenses by investment manager for the period ended December 31, 1994 was $0.18.
##   Amount represents less than $(0.01).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                       Endeavor Enhanced Index Portfolio

            For a Portfolio share outstanding throughout each period

                                                                                                       Year         Period
                                                                                                      Ended          Ended
                                                                                                     12/31/98       12/31/97*
                                                                                                    ---------       ---------
Operating performance:
Net asset value, beginning of period .......................................................        $   12.29       $   10.00
                                                                                                    ---------       ---------
Net investment income ......................................................................             0.04            0.02#
Net realized and unrealized gain on investments ............................................             3.81            2.27
                                                                                                    ---------       ---------
Net increase in net assets resulting from investment operations ............................             3.85            2.29
                                                                                                    ---------       ---------
Distributions:
Dividends from net investment income .......................................................            (0.02)             --
Distributions from net realized gains ......................................................            (0.04)             --
                                                                                                    ---------       ---------
Total distributions ........................................................................            (0.06)             --
                                                                                                    ---------       ---------
Net asset value, end of period .............................................................        $   16.08       $   12.29
                                                                                                    =========       =========
Total return++  ............................................................................            31.39%          22.90%
                                                                                                    =========       =========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .......................................................        $  64,058       $  19,811
Ratio of net investment income to average net assets .......................................             0.48%           0.55%+
Ratio of operating expenses to average net assets ..........................................             1.10%           1.30%+
Ratio of operating expenses to average net assets before waivers/reimbursement
        and credits allowed by the custodian ...............................................             1.10%           1.56%+
Portfolio turnover rate ....................................................................               78%              6%

-------------------------------------------------------
*    The Portfolio commenced operations on May 2, 1997.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
# Net investment income before waiver/reimbursement of expenses by investment manager for the period ended December 31, 1997 was $0.01.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                      Endeavor Opportunity Value Portfolio

            For a Portfolio share outstanding throughout each period

                                                                                               Year       Year        Period
                                                                                               Ended      Ended        Ended
                                                                                             12/31/98    12/31/97     12/31/96*
                                                                                             --------    --------     ---------
Operating performance:
Net asset value, beginning of period .....................................................   $  11.75     $  10.06      10.00
                                                                                             --------     --------    --------
Net investment income/(loss)# ............................................................       0.11         0.07      (0.00)##
Net realized and unrealized gain on investments ..........................................       0.50         1.62       0.06
                                                                                             --------     --------    --------
Net increase in net assets resulting from investment operations ..........................       0.61         1.69       0.06
                                                                                             --------     --------    --------
Distributions:
Dividends from net investment income .....................................................      (0.05)       (0.00)##      --
Distributions from net realized gains ....................................................      (0.09)          --         --
                                                                                             --------     --------    --------
Total distributions ......................................................................      (0.14)        0.00         --
                                                                                             --------     --------    --------
Net asset value, end of period ...........................................................   $  12.22     $  11.75    $ 10.06
                                                                                             ========     ========    ========

Total return++  ..........................................................................       5.18%       16.81%      0.60%
                                                                                             ========     ========    ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .....................................................   $ 45,506     $ 26,802    $   701
Ratio of net investment income/(loss) to average net assets ..............................       1.22%        1.34%     (1.09)%+
Ratio of operating expenses to average net assets ........................................       0.98%        1.15%      1.30%+
Ratio of operating expenses to average net assets before waivers/reimbursement, fees paid
 indirectly and credits allowed by the custodian .........................................       1.00%        1.16%     12.69%+
Portfolio turnover rate ..................................................................         43%          44%         0%

------------------
*    The Portfolio commenced operations on November 18, 1996.
+    Annualized.
++   Total return represents aggregate total return for the periods indicated.
# Net investment loss before waiver/reimbursement of expenses by investment manager for the period ended December 31, 1996 was ($0.04).
##   Amount represents less than $(0.01) per share.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                        Endeavor Value Equity Portfolio

             For a Portfolio share outstanding throughout each year

                                                                   Year          Year            Year          Year          Year
                                                                   Ended         Ended           Ended         Ended         Ended
                                                                  12/31/98      12/31/97       12/31/96++     12/31/95      12/31/94
                                                                  --------      --------       ----------     --------      --------
Operating performance:
Net asset value, beginning of year ..........................    $  20.70       $  17.21       $  14.23      $  10.69      $  10.28
                                                                 --------       --------       --------      --------      --------
Net investment income .......................................        0.22           0.20           0.20          0.15          0.09
Net realized and unrealized gain on investments .............        1.36           3.96           3.15          3.52          0.33
                                                                 --------       --------       --------      --------      --------
Net increase in net assets resulting from
        investment operations ...............................        1.58           4.16           3.35          3.67          0.42
                                                                 --------       --------       --------      --------      --------
Distributions:
Dividends from net investment income ........................       (0.22)         (0.14)         (0.13)        (0.09)        (0.01)

Distributions from net realized gains .......................       (0.38)         (0.53)         (0.24)        (0.04)        --
                                                                 --------       --------       --------      --------      --------
Total distributions .........................................       (0.60)         (0.67)         (0.37)        (0.13)        (0.01)
                                                                 --------       --------       --------      --------      --------
Net asset value, end of year ................................    $  21.68       $  20.70       $  17.21      $  14.23      $  10.69
                                                                 ========       ========       ========      ========      ========

Total return+  ..............................................        7.56%         24.81%         23.84%        34.59%         4.09%
                                                                 ========       ========       ========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's) .........................     $246,102       $216,039       $127,927      $ 68,630      $ 32,776
Ratio of net investment income to average net assets ........        1.10%          1.39%          1.29%         1.56%         1.31%

Ratio of operating expenses to average net assets ...........        0.84%          0.89%          0.91%         0.86%         1.02%

Ratio of operating expenses to average net assets before fees
        paid indirectly and credits allowed by the custodian.        0.85%          0.89%          0.91%         0.86%         1.02%

Portfolio turnover rate .....................................          19%            16%            27%           28%           56%


-------------------------------------------
+    Total return represents aggregate total return for the years indicated.
++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                      Endeavor Asset Allocation Portfolio

             For a Portfolio share outstanding throughout each year

                                                                   Year          Year         Year         Year          Year
                                                                   Ended         Ended        Ended        Ended         Ended
                                                                 12/31/98#      12/31/97     12/31/96     12/31/95     12/31/94++
                                                                 ---------      --------     --------     --------     ----------
Operating performance:
Net asset value, beginning of year ..........................    $   22.34      $  18.84     $  16.28     $  13.48     $   14.30
                                                                 ---------      --------     --------     --------     ---------
Net investment income .......................................         0.43          0.32         0.27         0.33          0.28
Net realized and unrealized gain/(loss) on investments ......         3.50          3.45         2.61         2.72         (1.03)
                                                                 ---------      --------     --------     --------     ---------
Net increase/(decrease) in net assets resulting from
        investment operations ...............................         3.93          3.77         2.88         3.05         (0.75)
                                                                 ---------      --------     --------     --------     ---------
Distributions:
Dividends from net investment income ........................        (0.32)        (0.27)       (0.32)       (0.25)        (0.07)
Distributions from net realized gains .......................        (2.06)        --           --           --            --
                                                                 ---------      --------     --------     --------     ---------
Total distributions .........................................        (2.38)        (0.27)       (0.32)       (0.25)        (0.07)
                                                                 ---------      --------     --------     --------     ---------
Net asset value, end of year ................................    $   23.89      $  22.34     $  18.84     $  16.28     $   13.48
                                                                 =========      ========     ========     ========     =========
Total return+ ...............................................        18.39%        20.14%       17.82%       22.91%        (5.28)%
                                                                 =========      ========     ========     ========     =========

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's) ..........................    $ 353,001      $303,102     $240,210     $198,876     $ 172,449
Ratio of net investment income to average net assets ........         1.97%         1.61%        1.59%        2.12%         2.03%
Ratio of operating expenses to average net assets ...........         0.78%         0.84%        0.85%        0.84%         0.90%
Ratio of operating expenses to average net assets before fees
        paid indirectly and credits allowed by the custodian.         0.80%         0.84%        0.85%        0.84%         0.90%
Portfolio turnover rate .....................................          262%           67%          58%          93%           67%

---------------------------------------------

 +   Total return represents aggregate total return for the years indicated.
++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.
 # Morgan Stanley Asset Management became the Portfolio's Adviser effective April 1, 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                        Endeavor Money Market Portfolio

             For a Portfolio share outstanding throughout each year

                                                                 Year          Year          Year            Year           Year
                                                                 Ended         Ended         Ended           Ended          Ended
                                                               12/31/98#     12/31/97      12/31/96        12/31/95       12/31/94
                                                               ---------     --------      --------        --------       --------
Operating performance:
Net asset value, beginning of year .....................     $    1.00      $   1.00     $     1.00      $     1.00    $      1.00
                                                             ---------      --------     ----------      ----------    -----------
Net investment income ..................................        0.0485        0.0498         0.0479          0.0540         0.0337
                                                             ---------      --------     ----------      ----------    -----------
Distributions:
Dividends from net investment income ...................       (0.0485)      (0.0498)       (0.0479)        (0.0540)       (0.0336)
Distributions from net realized gains ..................            --            --             --              --        (0.0001)
                                                             ---------      --------     ----------      ----------    -----------
Total distributions ....................................       (0.0485)      (0.0498)       (0.0479)        (0.0540)       (0.0337)
                                                             ---------      --------     ----------      ----------    -----------
Net asset value, end of year ...........................     $    1.00      $   1.00     $     1.00      $     1.00    $      1.00
                                                             =========      ========     ==========      ==========    ===========
Total return+  .........................................          4.96%         5.07%          4.91%           5.54%          3.41%
                                                             =========      ========     ==========      ==========    ===========

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's) .....................     $ 100,932      $ 51,162     $   41,545      $   27,551    $    20,766
Ratio of net investment income to average net assets ...          4.92%         4.99%          4.81%           5.37%          3.58%
Ratio of operating expenses to average net assets ......          0.60%         0.60%          0.60%           0.60%          0.85%
Ratio of operating expenses to average net assets before
 credits allowed by the custodian ......................          0.60%         0.60%          0.60%           0.60%          0.85%

---------------
+    Total return represents aggregate total return for the years indicated.
# Morgan Stanley Asset Management became the Portfolio's Adviser effective April 1, 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                     T. Rowe Price Equity Income Portfolio

            For a Portfolio share outstanding throughout each period

                                                                             Year            Year          Year          Period
                                                                            Ended           Ended         Ended           Ended
                                                                           12/31/98        12/31/97     12/31/96+++    12/31/95*+++
                                                                         -----------     -----------   ------------    ------------
Operating performance:
Net asset value, beginning of period .............................          $ 19.34         $ 15.49        $ 13.05        $ 10.00
                                                                            -------         -------        -------        -------
Net investment income ............................................             0.35            0.25           0.41           0.34
Net realized and unrealized gain on investments ..................             1.33            4.06           2.17           2.71
                                                                            -------         -------        -------        -------
Net increase in net assets resulting from investment operations ..             1.68            4.31           2.58           3.05
                                                                            -------         -------        -------        -------
Distributions:
Dividends from net investment income .............................            (0.28)          (0.19)         (0.10)         --
Distributions from net realized gains ............................            (0.70)          (0.27)         (0.04)         --
                                                                            -------         -------        -------        -------
Total distributions ..............................................            (0.98)          (0.46)         (0.14)         --
                                                                            -------         -------        -------        -------
Net asset value, end of period ...................................          $ 20.04         $ 19.34        $ 15.49        $ 13.05
                                                                            =======         =======        =======        =======
Total return++ ...................................................             8.81%          28.27%         19.88%         30.50%
                                                                            =======         =======        =======        =======

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .............................        $ 262,328        $197,228        $78,251       $ 21,910
Ratio of net investment income to average net assets .............             2.18%           2.47%          2.89%          3.24%+
Ratio of operating expenses to average net assets ................             0.85%           0.94%          0.96%          1.15%+
Ratio of operating expenses to average net assets before fees
  paid indirectly and credits allowed by the custodian............             0.85%           0.94%          0.96%          1.15%+
Portfolio turnover rate ..........................................               20%             23%            19%            16%

------------------------------------------------------------
  * The Portfolio commenced operations on January 3, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the periods since use of the undistributed method did not accord with results of operations.



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                     T. Rowe Price Growth Stock Portfolio

           For a Portfolio share outstanding throughout each period


                                                                   Year         Year         Year           Period
                                                                  Ended        Ended        Ended            Ended
                                                                 12/31/98     12/31/97    12/31/96+++     12/31/95*+++
                                                                ----------   ---------    -----------     ------------
Operating performance:
Net asset value, beginning of period ........................   $   20.78    $   16.29     $   13.72       $  10.00
                                                                ---------    ---------     ---------       --------
Net investment income .......................................        0.06         0.04          0.11           0.08
Net realized and unrealized gain on investments .............        5.76         4.59          2.71           3.64
                                                                ---------    ---------     ---------       --------
Net increase in net assets resulting from
  investment operations .....................................        5.82         4.63          2.82           3.72
                                                                ---------    ---------     ---------       --------
Distributions:
Dividends from net investment income ........................       (0.05)       (0.03)        (0.01)            --
Distributions from net realized gains .......................       (0.95)       (0.11)        (0.24)            --
                                                                ---------    ---------     ---------       --------
Total distributions .........................................       (1.00)       (0.14)        (0.25)            --
                                                                ---------    ---------     ---------       --------
Net asset value, end of period ..............................   $   25.60    $   20.78     $   16.29       $  13.72
                                                                =========    =========     =========       ========
Total return++ ..............................................       28.67%       28.57%        20.77%         37.20%
                                                                =========    =========     =========       ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ........................   $ 194,301    $ 123,230     $  59,732       $ 21,651
Ratio of net investment income to average net assets ........        0.43%        0.38%         0.75%          0.69%+
Ratio of operating expenses to average net assets ...........        0.87%        0.96%         1.01%          1.26%+
Ratio of operating expenses to average net assets before fees
  paid indirectly and credits allowed by the custodian ......        0.87%        0.96%         1.01%          1.26%+
Portfolio turnover rate .....................................          58%          41%           44%            64%

--------------------------------------------------------
  *  The Portfolio commenced operations on January 3, 1995.
  +  Annualized.
 ++ Total return represents aggregate total return for the periods indicated. +++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the periods since use of the undistributed method did not accord with results of operations.



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                  T. Rowe Price International Stock Portfolio

             For a Portfolio share outstanding throughout each year

                                                            Year            Year            Year            Year           Year
                                                            Ended           Ended           Ended           Ended*         Ended
                                                          12/31/98++      12/31/97        12/31/96++      12/31/95#      12/31/94
                                                          ----------      ---------       ----------      ---------      ---------
Operating performance:
Net asset value, beginning of year ......................  $  14.21        $  13.95        $  12.19       $  11.31       $  11.99
                                                           --------        --------        --------       --------       --------
 Net investment income/(loss) ............................     0.12            0.10            0.09           0.09          (0.02)
 Net realized and unrealized gain/(loss) on investments ..     2.08            0.26            1.76           1.06          (0.66)
                                                           --------        --------        --------       --------       --------
 Net increase/(decrease) in net assets resulting from
         investment operations ...........................     2.20            0.36            1.85           1.15          (0.68)
                                                           --------        --------        --------       --------       --------

 Distributions:
 Dividends from net investment income ....................    (0.11)          (0.10)          (0.09)         --             --
 Distributions from net realized gains ...................    (0.11)           --             (0.00)##       (0.27)         --
                                                           --------        --------        --------       --------       --------
 Total distributions .....................................    (0.22)          (0.10)          (0.09)         (0.27)         --
                                                           --------        --------        --------       --------       --------
 Net asset value, end of year ............................ $  16.19        $  14.21        $  13.95       $  12.19       $  11.31
                                                           ========        ========        ========       ========       ========
 Total return+  ..........................................    15.44%           2.54%          15.23%         10.37%         (5.67)%
                                                           ========        ========        ========       ========       ========

 Ratios to average net assets/supplemental data:
 Net assets, end of year (in 000's) ...................... $184,856        $164,560        $134,435       $ 92,352       $ 84,102
 Ratio of net investment income/(loss) to average
  net assets..............................................     0.76%           0.74%           0.73%          0.81%         (0.16)%
 Ratio of operating expenses to average net assets .......     0.98%           1.07%           1.18%          1.15%          1.16%
 Ratio of operating expenses to average net assets
         before credits  allowed by the custodian ........     1.10%           1.12%           1.18%          1.15%          1.16%
 Portfolio turnover rate .................................       21%             19%             11%           111%            88%

-----------------------------------------
  * Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio, and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies).
  + Total return represents aggregate total return for the years indicated. ++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.
  # Rowe Price-Fleming International, Inc. became the Portfolio's Adviser effective January 3, 1995.
 ## Amount represents less than $(0.01) per share.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                          Endeavor Select 50 Portfolio

            For a Portfolio share outstanding throughout the period



                                                                        Period
                                                                         Ended
                                                                       12/31/98*+++
                                                                     --------------
Operating performance:
Net asset value, beginning of period .............................   $       10.00
                                                                     -------------
Net investment income ............................................            0.07
Net realized and unrealized gain on investments ..................            0.59
                                                                     -------------
Net increase in net assets resulting from investment operations ..            0.66
                                                                     -------------
Net asset value, end of period ...................................   $       10.66
                                                                     =============
Total return++ ...................................................            6.60%
                                                                     =============

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .............................   $      24,865
Ratio of net investment income to average net assets .............            0.75%+
Ratio of operating expenses to average net assets ................            1.49%+
Ratio of operating expenses to average net assets before
  waivers/reimbursement and credits allowed by the custodian .....            1.55%+
Portfolio turnover rate ..........................................             128%

-------------------------------------------------------
  * The Portfolio commenced operations on February 3, 1998.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated. +++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                         Endeavor High Yield Portfolio

            For a Portfolio share outstanding throughout the period

                                                                          Period
                                                                          Ended
                                                                        12/31/98*
                                                                      ------------
Operating performance:
Net asset value, beginning of period ..............................   $      10.00
                                                                      ------------
Net investment income .............................................           0.25
Net realized and unrealized loss on investments ...................          (0.56)
                                                                      ------------
Net decrease in net assets resulting from investment operations ...          (0.31)
                                                                      ------------
Net asset value, end of period ....................................   $       9.69
                                                                      ============
Total return++ ....................................................          (3.10)%
                                                                      ============

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ..............................   $      9,819
Ratio of net investment income to average net assets ..............           6.43%+
Ratio of operating expenses to average net assets .................           1.30%+
Ratio of operating expenses to average net assets before
  waivers/reimbursement and credits  allowed by the custodian......           1.58%+
Portfolio turnover rate ...........................................             26%

---------------------------------------------------------
 *  The Portfolio commenced operations on June 1, 1998.
 +  Annualized.
++  Total return represents aggregate total return for the period indicated.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998

1.      Significant Accounting Policies

Endeavor Series Trust (the "Fund") was organized as a "Massachusetts business trust" on November 19, 1988 under the laws of the Commonwealth of Massachusetts. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers twelve managed investment portfolios: Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor Enhanced Index Portfolio, Endeavor Opportunity Value Portfolio, Endeavor Value Equity Portfolio, Endeavor Asset Allocation Portfolio, Endeavor Money Market Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, T. Rowe Price International Stock Portfolio, Endeavor Select 50 Portfolio, and Endeavor High Yield Portfolio (each a "Portfolio" and collectively the "Portfolios"). The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation:

Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, Endeavor Enhanced Index Portfolio, Endeavor Opportunity Value Portfolio, Endeavor Value Equity Portfolio, Endeavor Asset Allocation Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, T. Rowe Price International Stock Portfolio, Endeavor Select 50 Portfolio, and Endeavor High Yield Portfolio:

Generally, a Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by, or under the direction of, the Board of Trustees. Portfolio securities for which the primary market is on a domestic or foreign exchange, or which are traded over-the-counter and quoted on the NASDAQ System, are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded, these investments are stated at fair value as determined under the direction of the Board of Trustees.
Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

Endeavor Money Market Portfolio: The Endeavor Money Market Portfolio's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Securities Transactions and Investment Income:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

--------------------------------------------------------------------------------
 Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998


Futures Contracts:

Certain of the Portfolios may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Portfolio intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Portfolio recognizes a realized gain or loss when the contact is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Financial futures contracts open at December 31, 1998 were as follows:

                                                                                       Notional       Expiration    Unrealized
                                                        Contracts                     Cost Amount        Date       Gain/(Loss)
                                          ---------------------------------------     -----------     ----------    -----------
Dreyfus U.S. Government
  Securities Portfolio...............    (32)30 Year U. S. Treasury bond contracts    $ 4,171,000     March 1999     $ 59,205
Endeavor Enhanced Index Portfolio....    4 S&P 500 contracts                            1,199,587     March 1999       (3,559)
Endeavor Asset Allocation Portfolio..    (124) 5 Year U. S. Treasury note contracts   (14,055,053)    March 1999         (774)
                                         (14) 10 Year U.S. Treasury note contracts     (1,664,236)    March 1999       (1,506)
                                         90 30 Year U. S. Treasury bond contract       11,502,355     March 1999       (1,687)

Options:

Certain of the Portfolios may purchase or write options which are exchange traded to hedge fluctuation risks in the prices of certain securities. When a Portfolio writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently "marked-to-market" to reflect the current market value of the option written. The premium paid by a Portfolio for the purchase of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. A Portfolio is subject to the risk of an imperfect correlation between movement in the price of the instrument and the price of the underlying security or transaction. Risks may also arise due to illiquid secondary markets for the instruments. Written call options open as of December 31, 1998, are as follows:


Dreyfus U.S. Government Securities Portfolio          Number of    Exercise        Expiration
Name of Issuer                                        contracts      Price            Date            Value
--------------------------------------------          ---------   -----------     -------------     ----------
10 Year U.S. Treasury note Call ............              850      $101.78125     December 1999     $ (90,313)
10 Year U.S. Treasury note Put .............              850        95.125       December 1999      (116,875)

Dreyfus U.S. Government Securities Portfolio        Par Amount  Premiums Received
--------------------------------------------        ----------  -----------------
Options outstanding at January 1, 1998 .....        $      --    $      --
Options written ............................            1,760      441,738
Options exercised ..........................             (850)    (207,188)
Options expired ............................               --           --
Options closed .............................              (60)     (27,362)
                                                    ----------   ----------
Options outstanding at December 31, 1998 ...        $     850    $ 207,188
                                                    ==========   ==========

Forward Foreign Currency Contracts:

Dreyfus U.S. Government Securities Portfolio, Endeavor Opportunity Value Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, T. Rowe Price International Stock Portfolio, Endeavor Select 50 Portfolio, and Endeavor High Yield Portfolio may engage in forward foreign currency exchange contracts. A Portfolio engages in forward foreign currency exchange transactions to protect against changes in future exchange rates. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a

--------------------------------------------------------------------------------
 Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998

Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

  T. Rowe Price Growth Stock Portfolio                             Value of Contract       Settlement       Unrealized
  Contract to Receive                         In Exchange for        at 12/31/98              Date         Depreciation
  -------------------------------------       ---------------      -----------------       ----------      ------------
  997,500 Hong Kong Dollars............          $ 128,934             $ 128,748             01/04/99          $ (186)

Foreign Currency:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, and items of income and expense, are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Repurchase Agreements:

The Portfolios may enter into repurchase agreements with a bank, broker-dealer or other financial institution, which are secured by obligations of the U.S. government. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to certain costs, losses or delays.

Dividends and Distributions to Shareholders:

Dividends from net investment income of all Portfolios except Endeavor Money Market Portfolio are declared and paid at least annually. Dividends from net investment income of the Endeavor Money Market Portfolio are declared daily and paid monthly. For all Portfolios, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Portfolio, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Portfolios.

Federal Income Taxes:

The Fund intends that each Portfolio separately qualify annually as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------
 Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998

Permanent differences incurred during the year ended December 31, 1998, resulting from differences in book and tax accounting, have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:


                                                         Decrease           Increase/(Decrease)     Increase/(Decrease)
                                                          Paid-in            Undistributed Net          Accumulated
                                                          Capital            Investment Income      Realized Gain/(Loss)
                                                         ----------         ------------------      --------------------
Dreyfus Small Cap Value Portfolio .................      $    (484)               $ 352,684               $(352,200)
Dreyfus U.S. Government Securities Portfolio.......             --                  (33,509)                 33,509
Endeavor Enhanced Index Portfolio .................         (5,000)                   5,000                      --
Endeavor Opportunity Value Portfolio ..............         (4,800)                   4,800                      --
Endeavor Value Equity Portfolio ...................             --                       --                      --
Endeavor Asset Allocation Portfolio ...............             --                 (302,151)                302,151
T. Rowe Price Equity Income Portfolio .............         (2,340)                  (9,170)                 11,510
T. Rowe Price Growth Stock Portfolio ..............         (2,340)                (169,767)                172,107
T. Rowe Price International Stock Portfolio........             --                  841,190
Endeavor Select 50 Portfolio ......................       (318,563)                (134,600)                453,163
Endeavor High Yield Portfolio .....................         (2,629)                   2,692                     (63)

2. Investment Management Fee, Administrative Fee, Investment Advisory Fee and Other Related Party Transactions

The Fund is managed by Endeavor Management Co. (the "Investment Manager") pursuant to a management agreement. The Investment Manager is responsible for providing investment management and administrative services to the Fund, including selecting the investment advisers (the "Advisers") for the Fund's Portfolios. As compensation for these services, the Fund pays the Investment Manager a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Dreyfus Small Cap Value Portfolio
- .80%; Dreyfus U.S. Government Securities Portfolio - .65%; Endeavor Enhanced Index Portfolio - .75%; Endeavor Opportunity Value Portfolio - .80%; Endeavor Value Equity Portfolio - .80%; Endeavor Asset Allocation Portfolio - .75%; Endeavor Money Market Portfolio - .50%; T. Rowe Price Equity Income Portfolio -
 .80%, T. Rowe Price Growth Stock Portfolio - .80%; T. Rowe Price International Stock Portfolio - 90%; Endeavor Select 50 Portfolio - 1.10%; Endeavor High Yield Portfolio - .775%.

From the investment management fees, the Investment Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio. With the exception of Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio, the Investment Manager also pays the fees and expenses of First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation. Investor Services Group assists the Investment Manager in the performance of its administrative responsibilities to the Fund. As compensation for these services, the Investment Manager pays Investor Services Group a flat fee of $730,000 per annum, $40,000 of which Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio reimburse the Investment Manager. For the first year of operations of the Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio, Investor Services Group has agreed to waive $10,000 for each Portfolio. In addition, if the aggregate net assets of the twelve Portfolios exceed $1 billion, Investor Services Group shall also be entitled to receive an additional fee of 0.01% of any net assets in excess of $1 billion. Investor Services Group also serves as the Fund's transfer agent.

The Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, serves as the Adviser to Dreyfus Small Cap Value Portfolio and Dreyfus U.S. Government Securities Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Dreyfus a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates:
Dreyfus Small Cap Value Portfolio - .375% and Dreyfus U.S. Government Securities Portfolio - .15%.

J.P. Morgan Investment Management Inc. ("Morgan"), a wholly-owned subsidiary of J.P. Morgan and Co. Incorporated, serves as the Adviser to Endeavor Enhanced Index Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Morgan a monthly fee at an annual rate of .35% of the average daily net assets of the Portfolio.

OpCap Advisors ("OpCap"), a subsidiary of Oppenheimer Capital, serves as the Adviser to Endeavor Opportunity Value Portfolio and Endeavor Value Equity Portfolio pursuant to separate investment advisory agreements between

--------------------------------------------------------------------------------
 Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998

the Investment Manager and OpCap. As compensation for its services as investment adviser, the Investment Manager pays OpCap a monthly fee at the annual rate of
 .40% of the average daily net assets of each Portfolio.

Morgan Stanley Asset Management ("Morgan Stanley"), a subsidiary of Morgan Stanley Dean Witter & Co., serves as the Adviser to Endeavor Asset Allocation Portfolio and Endeavor Money Market Portfolio pursuant to separate investment advisory agreements between the Investment Manager and Morgan Stanley. As compensation for its services as investment adviser, the Investment Manager pays Morgan Stanley a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Endeavor Asset Allocation Portfolio - .375% and Endeavor Money Market Portfolio - .25%.

T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the Adviser to T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio. As compensation for its services as investment adviser, the Investment Manager pays
T. Rowe Price a monthly fee at the annual rate of .40% of the average daily net assets of each Portfolio.

Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture between T. Rowe Price and Robert Fleming Holdings Limited, serves as the Adviser to T. Rowe Price International Stock Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Price-Fleming a monthly fee at the annual rate of .75% of the average daily net assets of the Portfolio up to $20 million, .60% of the average daily net assets of the Portfolio in excess of $20 million up to $50 million and .50% of the average daily net assets of the Portfolio in excess of $50 million. At such time as the average daily net assets of the Portfolio exceed $200 million, the fee shall be .50% of total average daily net assets.

Montgomery Asset Management, LLC ("Montgomery"), a wholly owned subsidiary of Commerzbank AG, serves as the Adviser to Endeavor Select 50 Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Montgomery a fee at the annual rate of .70% of the average daily net assets of the Portfolio.

Massachusetts Financial Services Company ("MFS"), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), serves as the Adviser to Endeavor High Yield Portfolio. As compensation for its services as investment adviser, the Investment Manager pays MFS a fee at the annual rate of .375% of the average daily net assets of the Portfolio.

From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses so that total expenses do not exceed the following percentages of the respective Portfolio's average daily net assets: Dreyfus Small Cap Value Portfolio - 1.30%, Dreyfus U.S. Government Securities Portfolio - 1.00%, Endeavor Enhanced Index Portfolio - 1.30%, Endeavor Opportunity Value Portfolio - 1.30%, Endeavor Value Equity Portfolio - 1.30%, Endeavor Asset Allocation Portfolio - 1.25%, Endeavor Money Market Portfolio - .99%, T. Rowe Price Equity Income Portfolio - 1.30%, T. Rowe Price Growth Stock Portfolio - 1.30%, T. Rowe Price International Stock Portfolio - 1.53%, Endeavor Select 50 Portfolio - 1.50% and Endeavor High Yield Portfolio - 1.30%.

Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. Boston Safe Deposit and Trust Company has agreed to compensate the Portfolios and decrease custody fees for cash balances left uninvested by each Portfolio. For the year ended December 31, 1998, the Fund's custodial expenses were reduced by $228,342.

For the year ended December 31, 1998, the Fund incurred total brokerage commissions of $2,539,971 of which $56,389 was paid to CIBC Oppenheimer Corp, a former affiliate of OpCap, $733 was paid to Jardine Fleming Group Ltd., $53,797 was paid to Montgomery Securities, Inc., $88,877 was paid to Morgan Stanley & Co., Inc., $1,003 was paid to Ord Minnett Securities, Ltd., Australia and $26,509 was paid to Robert Fleming Holdings Ltd., brokers affiliated with certain of the Portfolios' Advisers. The Fund has asked the Advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to share the brokerage commissions with the Fund's distributor. The recaptured commissions are used solely to promote the marketing of the Fund's shares. For the year ended December 31, 1998, the recaptured commissions amount to as follows: Dreyfus Small Cap Value Portfolio - $112,862, Endeavor Opportunity Value Portfolio - $4,829, Endeavor Value Equity Portfolio - $28,753, Endeavor Asset Allocation Portfolio - $78,788, T. Rowe Price Equity Income Portfolio - $1,483; and T. Rowe Price Growth Stock Portfolio - $3,056.

--------------------------------------------------------------------------------
Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998

No director, officer or employee of the Investment Manager, the Advisers or Investor Services Group received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of the Investment Manager, the Advisers, Investor Services Group or any of their affiliates $10,000 per annum plus $500 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses.

3.      Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended December 31, 1998 were as follows:

                                                           Purchases                     Sales
                                                 ---------------------------    ---------------------------
                                                     U. S.                          U.S.
                                                  Government        Other        Government      Other
                                                 ------------   ------------    -----------   -------------
Dreyfus Small Cap Value Portfolio ............   $         --   $288,071,334    $        --   $268,752,276
Dreyfus U.S. Government Securities Portfolio..    299,238,592    137,452,578    277,070,323    124,524,385
Endeavor Enhanced Index Portfolio ............             --     62,648,206             --     29,016,386
Endeavor Opportunity Value Portfolio .........             --     32,114,402             --     13,294,427
Endeavor Value Equity Portfolio ..............             --     86,942,459             --     40,156,753
Endeavor Asset Allocation Portfolio ..........    465,684,684    422,186,331    449,464,481    410,421,846
T. Rowe Price Equity Income Portfolio ........             --     98,288,897        100,000     42,530,457
T. Rowe Price Growth Stock Portfolio .........             --    115,970,920             --     85,764,814
T. Rowe Price International Stock Portfolio ..             --     35,119,019             --     37,185,326
Endeavor Select 50 Portfolio .................             --     46,138,298             --     23,232,340
Endeavor High Yield Portfolio ................             --     11,166,844             --      1,682,778

At December 31, 1998, the Dreyfus U.S. Government Securities Portfolio and the Endeavor Asset Allocation Portfolio had liabilities for securities purchased of $4,260,382 and $64,673,170, respectively.

At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                  Tax Basis      Tax Basis             Tax Basis
                                                  Unrealized     Unrealized          Net Unrealized
                                                 Appreciation   Depreciation    Appreciation/(Depreciation)
                                                 ------------   ------------    ---------------------------
Dreyfus Small Cap Value Portfolio ............   $ 16,760,966   $ 26,780,277             $(10,019,311)
Dreyfus U.S. Government Securities Portfolio..      1,138,603        267,115                  871,488
Endeavor Enhanced Index Portfolio ............     10,212,991      2,371,019                7,841,972
Endeavor Opportunity Value Portfolio .........      5,272,890      3,513,420                1,759,470
Endeavor Value Equity Portfolio ..............     73,842,317     12,551,066               61,291,251
Endeavor Asset Allocation Portfolio ..........     49,289,772      5,423,875               43,865,897
T. Rowe Price Equity Income Portfolio ........     46,231,562     14,599,839               31,631,723
T. Rowe Price Growth Stock Portfolio .........     52,384,262      6,225,921               46,158,341
T. Rowe Price International Stock Portfolio...     53,203,857     14,181,408               39,022,449
Endeavor Select 50 Portfolio..................      3,792,491      1,081,593                2,710,898
Endeavor High Yield Portfolio.................        109,568        147,937                 (257,505)

--------------------------------------------------------------------------------
        Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998

4.      Shares of Beneficial Interest

The Fund has authorized an unlimited number of shares of beneficial interest without par value of one or more series. Shares of the Fund are presently divided into twelve series of shares, each series representing one of the Fund's twelve Portfolios. Since the Endeavor Money Market Portfolio has sold shares, issued shares as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in shares of beneficial interest were as follows:

                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------    ------------     ------------   ------------
Dreyfus Small Cap Value Portfolio:
Sold ........................................      2,899,864    $ 42,743,796       2,854,599    $ 46,267,300
Issued as reinvestment of dividends..........      1,295,096      20,190,540         796,124      11,695,060
Redeemed ....................................     (1,883,943)    (26,685,671)       (579,781)     (9,300,638)
                                                 -----------    ------------     -----------    ------------
Net increase ................................      2,311,017    $ 36,248,665       3,070,942    $ 48,661,722
                                                 ===========    ============     ===========    ============
                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------    ------------     ------------   ------------
Dreyfus U.S. Government Securities Portfolio:
Sold ........................................      3,690,177    $ 44,539,243       2,054,139    $ 23,404,469
Issued as reinvestment of dividends .........        170,284       2,007,843          96,135       1,063,251
Redeemed ....................................     (1,053,685)    (12,779,058)       (432,109)     (4,934,965)
                                                 -----------    ------------     -----------    ------------
Net increase ................................      2,806,776    $ 33,768,028       1,718,165    $ 19,532,755
                                                 ===========    ============     ===========    ============
                                                         Year Ended                     Period Ended
                                                          12/31/98                        12/31/97#
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------    ------------     ------------   ------------
Endeavor Enhanced Index Portfolio:
Sold ........................................      4,215,132    $ 59,485,332       1,676,961    $ 19,232,288
Issued as reinvestment of dividends..........          9,636         135,390              --              --
Redeemed ....................................     (1,853,116)    (26,091,026)        (65,048)       (791,470)
                                                 -----------    ------------     -----------    ------------
Net increase ................................      2,371,652    $ 33,529,696       1,611,913    $ 18,440,818
                                                 ===========    ============     ===========    ============
                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------    ------------     ------------   ------------
Endeavor Opportunity Value Portfolio:
Sold ........................................      1,806,222    $ 22,044,219       2,313,198    $ 25,586,520
Issued as reinvestment of dividends .........         35,206         441,487              80             852
Redeemed ....................................       (398,330)     (4,768,584)       (102,942)     (1,134,806)
                                                 -----------    ------------     -----------    ------------
Net increase ................................      1,443,098    $ 17,717,122       2,210,336    $ 24,452,566
                                                 ===========    ============     ===========    ============
                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------    ------------     ------------   ------------
Endeavor Value Equity Portfolio:
Sold ........................................      1,927,902    $ 41,464,781       3,232,180    $ 61,464,872
Issued as reinvestment of dividends..........        297,346       6,606,489         325,993       5,809,197
Redeemed ....................................     (1,309,035)    (27,614,919)       (557,099)    (10,797,494)
                                                 -----------    ------------     -----------    ------------
Net increase.................................        916,213    $ 20,456,351       3,001,074    $ 56,476,575
                                                 ===========    ============     ===========    ============

--------------------------------------------------------------------------------
        Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998

                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------     -----------     ------------    -----------
Endeavor Asset Allocation Portfolio:
Sold ........................................       1,760,590    $ 40,360,655       1,736,406    $ 36,394,153
Issued as reinvestment of dividends..........       1,453,955      32,423,186         170,745       3,471,255
Redeemed ....................................      (2,003,298)    (45,321,991)     (1,086,805)    (22,793,784)
                                                 ------------    ------------    ------------    ------------
Net increase ................................       1,211,247    $ 27,461,850         820,346    $ 17,071,624
                                                 ============    ============    ============    ============

                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                      Shares and Amount               Shares and Amount
                                                     -------------------             -------------------
Endeavor Money Market Portfolio:
Sold ........................................           $ 125,313,555                   $  60,627,400
Issued as reinvestment of dividends..........               3,172,335                       2,583,983
Redeemed ....................................             (78,716,738)                    (53,594,899)
                                                        -------------                   -------------
Net increase ................................           $  49,769,152                   $   9,616,484
                                                        =============                   =============
                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------     -----------     ------------    -----------
T. Rowe Price Equity Income Portfolio:
Sold ........................................       3,467,152    $ 68,060,919       5,318,386    $ 92,122,352
Issued as reinvestment of dividends .........         584,990      11,454,107         195,942       3,254,603
Redeemed ....................................      (1,163,019)    (21,989,566)       (367,672)     (6,181,066)
                                                 ------------    ------------    ------------    ------------
Net increase ................................       2,889,123    $ 57,525,460       5,146,656    $ 89,195,889
                                                 ============    ============    ============    ============
                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------     -----------     ------------    -----------
T. Rowe Price Growth Stock Portfolio:
Sold ........................................      2,192,769    $ 50,311,764       2,718,480    $ 50,798,964
Issued as reinvestment of dividends .........        301,037       6,779,279          35,593         639,613
Redeemed ....................................       (833,503)    (18,588,792)       (490,826)     (9,143,649)
                                                 -----------    ------------     -----------    ------------
Net increase ................................      1,660,303    $ 38,502,251       2,263,247    $ 42,294,928
                                                 ===========    ============     ===========    ============
                                                         Year Ended                      Year Ended
                                                          12/31/98                        12/31/97
                                                 ---------------------------     ---------------------------
                                                    Shares          Amount           Shares        Amount
                                                 -----------     -----------     ------------    -----------
T. Rowe Price International Stock Portfolio:
Sold ........................................      1,639,660    $ 25,500,438       2,814,522    $ 40,791,148
Issued as reinvestment of dividends .........        162,553       2,589,463          70,239       1,046,567
Redeemed ....................................     (1,968,079)    (30,038,492)       (941,417)    (13,569,758)
                                                 -----------    ------------     -----------    ------------
Net increase/(decrease) .....................       (165,866)   $ (1,948,591)      1,943,344    $ 28,267,957
                                                 ===========    ============     ===========    ============
                                                       Period Ended
                                                        12/31/98##
                                                 ---------------------------
                                                    Shares         Amount
                                                 -----------    ------------
Endeavor Select 50 Portfolio:
Sold ........................................      2,611,380    $ 27,024,440
Issued as reinvestment of dividends..........             --              --
Redeemed ....................................       (279,573)     (2,844,338)
                                                 -----------    ------------
Net increase ................................      2,331,807    $ 24,180,102
                                                 ===========    ============

--------------------------------------------------------------------------------
        Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998


                                                Period Ended
                                                12/31/98###
                                       ----------------------------
                                          Shares         Amount
                                       ------------   -------------

Endeavor High Yield Portfolio:
Sold ..............................      1,070,942    $ 10,468,162
Issued as reinvestment of dividends             --              --
Redeemed ..........................        (57,450)       (556,173)
                                       -----------    ------------
Net increase ......................      1,013,492    $  9,911,989
                                       ===========    ============
--------------------
#   The Endeavor Enhanced Index Portfolio commenced operations on May 2, 1997.
## The Endeavor Select 50 Portfolio commenced operations on February 3, 1998. ### The Endeavor High Yield Portfolio commenced operations on June 1, 1998.

5.      Organization Costs

Organization costs are amortized on a straight-line basis over a period of five years from the commencement of operations of each Portfolio. In the event that any of the initial shares (Dreyfus Small Cap Value Portfolio - 10 shares, Dreyfus U.S. Government Securities Portfolio - 10 shares, Endeavor Enhanced Index Portfolio - 10 shares, Endeavor Opportunity Value Portfolio - 10 shares, Endeavor Value Equity Portfolio - 10 shares, Endeavor Asset Allocation Portfolio
- 10,000 shares, Endeavor Money Market Portfolio -100,000 shares, T. Rowe Price Equity Income Portfolio - 10 shares, T. Rowe Price Growth Stock Portfolio - 10 shares, T. Rowe Price International Stock Portfolio - 10,000 shares, Endeavor Select 50 Portfolio - 10 shares, and Endeavor High Yield Portfolio - 10 shares) owned by a separate account of PFL Life Insurance Company are redeemed during such amortization period, the redemption proceeds will be reduced for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption. The Fund bears the expense of registering and qualifying the shares of the various Portfolios for distribution under Federal and state securities regulations. The Endeavor Select 50 Portfolio and Endeavor High Yield Portfolio capitalized organization costs of $39,156 and $22,408, respectively, during the period ended December 31, 1998. As of December 31, 1998, all such costs for the Dreyfus Small Cap Value Portfolio, Endeavor Value Equity Portfolio, Endeavor Asset Allocation Portfolio, Endeavor Money Market Portfolio and T. Rowe Price International Stock Portfolio have been fully amortized.

6.      Concentration of Risk

The Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

The Endeavor High Yield Portfolio invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

Each Portfolio may invest up to 15% (10% with respect to Dreyfus U.S. Government Securities Portfolio and Endeavor Money Market Portfolio) of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities laws or otherwise, repurchase agreements maturing in more than seven days, interest only and principal only mortgage-backed securities, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities which cannot be sold by a Portfolio without registration under the Securities Act of 1933, as amended, a Portfolio will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Portfolio to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

--------------------------------------------------------------------------------
Notes to Financial Statements -- (Continued)
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998

7.      Capital Loss Carryforward

As of December 31, 1998, the Fund had available for federal tax purposes unused capital loss carryforwards as follows:

                                      Expiring in 2005        Expiring in 2006
                                      ----------------        ----------------
Endeavor Money Market Portfolio         $       104                       --
Endeavor Select 50 Portfolio            $       --             $   1,814,566
Endeavor High Yield Portfolio           $       --                    84,613

--------------------------------------------------------------------------------
               Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

                             Endeavor Series Trust

                               December 31, 1998



To the Shareholders and Board of Trustees
Endeavor Series Trust

We have audited the accompanying statements of net assets of Endeavor Series Trust (comprising, respectively, the Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, Endeavor Enhanced Index, Endeavor Opportunity Value, Endeavor Value Equity, Endeavor Asset Allocation, Endeavor Money Market, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Endeavor Select 50, and Endeavor High Yield Portfolios) (the "Fund") as of December 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endeavor Series Trust at December 31, 1998, and the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 15, 1999